                                  PROJECT JUICE

                     Presentation to the Board of Directors

                                 April 17, 1997

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                            Presentation to the Board
                                Table of Contents

SECTION   I    COMPANY OVERVIEW

   Tab    A    Profile of Juice Company
   Tab    B    Stock Market Analysis
   Tab    C    Summary of Recent Analyst Commentary

SECTION   II   SUMMARY OF ANALYSIS

    Tab   A    Valuation Summary
    Tab   B    Multiple Matrix
    Tab   C    Trading Comparison of Selected Companies
    Tab   D    Summary of Economic Book Value Analysis
    Tab   E    Summary of Discounted Cash Flow Analysis
    Tab   F    Selected Premiums Paid in Precedent Transactions

APPENDICES

          A    Reserve Run-off Valuation
          B    Cost of Capital Analysis
          C    Excess Capital
          D    Comparable Company Statutory Operating Performance
          E    Discounted Cash Flow Valuation
          F    Precedent Transaction Analysis

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                            Profile of Juice Company

Overview

o    Third largest broker writer of property - casualty reinsurance in U.S.

     -    Casualty risk accounted for approximately 75% of 1995 Net Premiums
          Written
     -    Property risk accounted for approximately 19% of 1995 Net Premiums
          Written
     - Multi-Peril risk accounted for the remaining 6% of 1995 Net Premiums Written
     - Treaty-based policies accounted for approximately 91% of 1995 Net Premiums Written with facultative-based policies accounting for the remaining 9%
     -    47% of coverages are pro rata versus 53% on an excess of loss basis

o    GAAP equity of $711.9MM as of December 31, 1996

o Fully distributed unaffected market value of common equity (including shares owned by Zurich Insurance Group) of $805MM as of January 10, 1997

     -    Public float of approximately 8.6MM (33%) shares at January 10, 1997
     -    Zurich Insurance Group owns 66% of Juice
     -    Directors and certain executive officers own remaining 1% of Juice

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                            Profile of Juice Company
                                   (continued)

o    Juice organized in 1993

     -    Initial Public Offering of approximately 8.55MM shares at $35
     -    In May 1993, Juice acquired ZRC from a Zurich affiliate for $63.3MM

o In April, 1995 Juice acquired Re Capital Reinsurance Corporation, subsequently renamed ZC Insurance Company (ZCIC)

o Juice composed of wholly-owned operating subsidiaries Zurich Reinsurance Centre, Inc (ZRC) and ZC Insurance Company

o    Statutory capital and surplus of $690MM as of December 31, 1996

o ZRC ratings: "A" A.M. Best rating, "AA-" S&P claims-paying ability rating, "Aa3" Moody's financial strength rating

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                            Profile of Juice Company
                                   (continued)

Business Strategy - "Act direct, think broker"

o Operate as a lead reinsurer to develop close and long-term client relationships

     - In 1995, operated as lead reinsurer with respect to approximately 82% of non-affiliated gross premiums written

o Limit aggregate risk per treaty by including limitations of liability on treaties

     - Possess aggregate loss limits on 66% of its non-affiliated reinsurance contracts written in 1995

o    Build on reputation and affiliations of the Zurich Insurance Group

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                           Juice Business Description
                  By Line Business Production and Profitability
                                      ($MM)

                                          1996                              1995                              1994
                            --------------------------------  --------------------------------  ----------------------------------
                                     % of    Pure     Loss &           % of    Pure     Loss &           % of    Pure       Loss &
                                     Total   Loss      LAE             Total   Loss      LAE             Total   Loss         LAE
Product Line                  NPW     NPW    Ratio     Res.     NPW     NPW    Ratio     Res.     NPW     NPW    Ratio        Res.
--------------------------  ------  ------   ------   ------  ------  ------   ------   ------  ------  ------   ------      ------
Reinsurance-Casualty        $270.6    37.1%    62.4%  $560.9  $286.6    47.6%    78.1%  $424.8  $179.4    59.4%    77.9%     $172.7
Other Liability Occurrence    62.2     8.5     51.0     79.8    65.1    10.8     62.1     50.5    --      --       --          --
Auto Liability                24.3     3.3     71.9     22.3    37.8     6.3     64.1     27.3    31.3    10.4     72.0        10.5
Auto Physical                 33.5     4.6     91.8     16.1    36.5     6.1     76.9     13.3    --      --       --          --
Reinsurance-Property          31.6     4.3     52.9     20.9    32.7     5.4     54.5     22.0    26.8     8.9     63.4        14.8
Workers' Comp                117.3    16.1     62.9     69.0    27.0     4.5     56.8     18.6    25.9     8.6     60.8        15.2
Fire                          20.2     2.8     52.5     13.5    19.1     3.2     75.3     13.4     9.0     3.0    105.4         9.0
Commercial MultiPeril         27.5     3.8     57.4     15.6    19.0     3.1     40.3     10.4     7.4     2.5     49.0         7.2
Homeowners                    13.9     1.9     72.9      5.1    14.8     2.5     47.2      4.2     7.4     2.4     65.2         3.4
Fidelity                      28.8     4.0     60.5      5.9    13.8     2.3     55.4      1.4    --      --       --          --
All Other                     99.2    13.6     --       97.8    49.8     8.3     69.3     81.4    14.9     4.9     --          18.6
                            ------  ------   ------   ------  ------  ------   ------   ------  ------  ------   ------      ------
   Totals                   $729.3   100.0%   100.0%  $906.9  $602.3   100.0%    70.9%  $667.4  $302.2   100.0%    74.9%(1)  $251.4
                            ======  ======   ======   ======  ======  ======   ======   ======  ======  ======   ======      ======

Sources:  A.M. Best, Company

Note:     (1) Includes the effects (losses), net of reinsurance recoverable, associated with the Northridge earthquake and the East coast winter storms of $7.9MM (A/T), which added 5.5% to ZRC's loss and LAE ratio in 1994.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                    Statutory Operating Profile of Juice (1)
                          ($MM, except per share data)

                                                            For the Years Ended December 31,
                                           -----------------------------------------------------------------
                                                         Historical                       Projected (2)
                                           -------------------------------------     -----------------------
                                             1994          1995          1996          1997          1998         CAGR/AVG
                                           ---------     ---------     ---------     ---------     ---------     ----------
 Income Statement
    Net premiums written                   $   302.2     $   602.3     $   729.3     $   791.2     $   866.5          26.9%
    Change in unearned premium                 (80.4)       (104.3)         45.0         (48.9)        (49.5)         N.M.
                                           ---------     ---------     ---------     ---------     ---------
      Net premiums earned                      221.8         497.9         684.3         742.4         817.1          35.1%
    Net investment income                       42.0          70.1          95.5         104.9         122.4          28.9%
    Realized investment gains/losses (3)       (24.4)         31.6          (4.3)         12.0          12.7          N.M.
                                           ---------     ---------     ---------     ---------     ---------
      Total revenue                            239.5         599.6         775.5         859.2         952.2          36.6%
    Loss and LAE expenses                      182.8         376.3         485.8         529.6         586.6          30.6%
    Underwriting expenses (4)                   97.2         186.4         247.9         250.0         267.5          26.1%
                                           ---------     ---------     ---------     ---------     ---------
      Total expenses                           280.0         562.7         733.7         779.6         854.1          29.1%
      ---------------------------------------------------------------------------------------------------------------------
      Pre-tax net gain                         (40.5)         36.9          41.8          79.6          98.1          43.0%
      Pre-tax net operating gain (5)           (16.2)          5.3          46.1          67.6          85.4         139.2%
      ---------------------------------------------------------------------------------------------------------------------
    Taxes                                        1.3          30.7          12.5          43.4          51.4          N.M.
    Equity in Earnings of ZCIC                  --            --            --            (0.6)          0.7          N.M.
      ---------------------------------------------------------------------------------------------------------------------
      After-tax net gain                       (41.9)          6.2          29.3          35.6          47.4          87.6%
      After-tax net operating gain (5)         (26.0)        (14.3)         32.1          27.8          39.1          10.4%
      ---------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
    Loss and LAE ratio                          82.4%         75.6%         71.0%         71.3%         71.8%         74.4%
    Total Expense ratio                         32.2%         30.9%         34.0%         31.6%         30.9%         31.9%
                                           ---------     ---------     ---------     ---------     ---------
    Combined ratio                             114.6%        106.5%        105.0%        102.9%        102.7%        106.3%
    Return on average surplus                   N.M.          N.M.           4.8%          4.0%          5.4%          4.7%
    -----------------------------------------------------------------------------------------------------------------------

 Balance Sheet
    Unpaid losses and LAE+UPR              $   365.3     $   932.3     $ 1,208.7     $ 1,518.8     $ 1,835.0          45.0%

    Capital & Surplus
      Beginning of year                        614.7         607.5         657.2         690.1         705.1           4.1%
      End of year                              607.5         657.2         690.1         705.1         747.7           5.0%
      Average                                  611.1         632.3         673.6         697.6         726.4           4.5%
    -----------------------------------------------------------------------------------------------------------------------
    NPW/Average capital & surplus               0.49 x        0.95          1.08 x        1.13 x        1.19 x        0.97 x
    Losses+LAE+UPR/Ending Surplus               0.60          1.42          1.75          2.15          2.45          1.68
    -----------------------------------------------------------------------------------------------------------------------


Notes:
----------
(1) Based on statutory financial data of primary insurance subsidiary, Zurich Reinsurance Centre. Historical financial results prior to 1994 are not comparable and thus are excluded.
(2)  From Company "Base Case" projections.
(3)  Includes revenues classified as "Other Income".
(4)  Includes commission expenses.
(5)  Excludes realized gains/losses.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                    Juice's GAAP Historical Operating Profile
                          ($MM, except per share data)


                                                               For the years ended December 31,
                                               -----------------------------------------------------------------
                                                              Actual (1)                       Projected (3)
                                               -------------------------------------     -----------------------     1994-1998
Income Statement                                 1994         1995 (2)       1996          1997E         1998E        CAGR/AVG
                                               ---------     ---------     ---------     ---------     ---------     ----------
       Net premiums written                    $   309.6     $   602.3     $   729.3     $   815.0         896.5          27.5%
       Change in unearned premium                  (85.0)        (99.7)        (45.0)        (60.5)        (52.7)         N.M.
                                               ---------     ---------     ---------     ---------     ---------
                 Net premiums earned               224.6         502.6         684.3         754.5         843.8          35.7%
       Net Investment Income                        51.0          80.0          92.2         114.4         132.5          25.4%
       Realized investment gains/losses            (35.6)         33.5          (1.8)         12.0          12.7          N.M.
       Other Income                                  3.2           0.5           0.7           0.0           0.0          N.M.
                                               ---------     ---------     ---------     ---------     ---------
                 Total revenue                 $   243.2     $   616.7     $   775.5     $   880.9     $   989.0          37.2%
       Loss and LAE expenses                       182.8         376.3         485.8         537.7         604.6          31.6%
       Commissions                                  53.2         124.3         184.7         196.0         216.1          38.5%
       Other operating costs and expenses           34.8          43.4          47.7          55.6          58.4          13.7%
       Interest Expense                             14.3          15.1          14.3          14.3          14.3         -0.6%
       Goodwill Amortization                         0.0           0.8           1.2           1.2           1.2          N.M.
                                               ---------     ---------     ---------     ---------     ---------
                 Total expenses                $   285.1     $   559.9     $   733.7     $   804.9     $   894.5          30.3%
                 --------------------------------------------------------------------------------------------------------------
                 Pre-tax income                   ($41.9)    $    56.8     $    41.8     $    76.0     $    94.5          N.M.
                 Pre-tax operating income(4)        (6.3)         23.2          43.6          64.0          81.8          N.M.
                 --------------------------------------------------------------------------------------------------------------
       Federal Income Tax Expense (Benefit)        (10.7)         13.3          12.5          23.8          29.8          N.M.
          ---------------------------------------------------------------------------------------------------------------------
                 After-tax income                  (31.2)         43.4          29.3          52.2          64.7          N.M.
                 After-tax operating income(4)      (8.0)         21.6          30.5          44.4          56.5          N.M.
                 Net Income available to common    (31.2)         43.4          29.3          52.2          64.7          N.M.
          ---------------------------------------------------------------------------------------------------------------------
       Weighted average shares outstanding         26.11         26.16         26.16         26.20         26.20           0.2%
          ---------------------------------------------------------------------------------------------------------------------
                 Net Income per share             ($1.19)    $    1.66     $    1.12     $    1.99     $    2.47          N.M.
          ---------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------
       Loss & LAE ratio                             81.4%         74.9%         71.0%         71.3%         71.6%         74.0%
       Expense ratio                                11.2%          7.2%          6.5%          6.8%          6.5%          7.7%
       Commission ratio                             23.7%         24.7%         27.0%         26.0%         25.6%         25.4%
                                               ---------     ---------     ---------     ---------     ---------
       Combined ratio                              116.3%        106.8%        104.5%        104.1%        103.8%        107.1%
       Return on average common equity              N.M.           3.5%          4.4%          6.1%          7.3%          5.3%
       ------------------------------------------------------------------------------------------------------------------------
Balance Sheet
       Losses and LAE+UPR                      $   382.0     $   961.7     $ 1,252.0     $ 1,571.0     $ 1,898.7          44.7%
       Long term debt                              198.4         198.4         198.4         198.4         198.4          N.M.
       Common Equity
                 Beginning of year                 637.7         565.2         681.6         711.9         742.1           5.5%
                 End of year                       565.2         681.6         711.9         742.1         804.5           8.2%
                 Average Balance                   601.5         623.4         696.7         727.0         773.3           6.8%
       ------------------------------------------------------------------------------------------------------------------------
       NPW/Average common equity                    0.51 x        0.97 x        1.05 x        1.12 x        1.16 x        0.96 x
       Losses+LAE+UPR/Ending equity                 0.68          1.41          1.76          2.12          2.36          1.66
       Losses+LAE/NPW                               1.23          1.60          1.72          1.93          2.12          1.72
       EBIT/Interest                                N.M.          4.75          3.93          6.32          7.61          5.65
       Debt/Total Capitalization (5)                26.0%         22.5%         21.8%         21.1%         19.8%         22.2%
       ------------------------------------------------------------------------------------------------------------------------

Notes:
------
     (1)  Historical financial data from the 10-Ks.
     (2) 1995 figures reflect the acquisition of Re Capital in 4/95. Prior years have not been restated to reflect this acquisition. Pro forma for the acquisition, total revenues, net income and net income per share data in 1995 would have been $650.0MM, $38.8MM and $1.48. In 1994, the corresponding pro forma financial data would have been $385.6MM, ($25.3MM) and ($.097), respectively.
     (3)  Company estimates
     (4)  Excludes realized gains/(losses).
     (5) Total book capitalization is defined as the book value of common equity plus debt.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                    Expectations at IPO Have Not Materialized

ZRC's IPO price of $35 was based on extremely optimistic projections


Environment at IPO                             Present Environment
------------------                             -------------------

o IPO occured at top of reinsurance            o Pricing environment has
  equity cycle                                   declined substantially

o $600 million of statutory capital            o Increased capital and capacity
  making it the largest broker                   in the reinsurance industry
  market reinsurer with strong,                  leading to intense competition
  clean balance sheet
                                                  - Company has slipped to third
                                                    from being the largest
                                                    broker market reinsurer

o Poised to benefit from                       o Commoditization and increased
  consolidation and turmoil in the               pricing pressure
  reinsurance industry

o Strong earnings growth                       o Slower growth and cost
  expectation                                    reduction than expected leading
                                                 to lower operating earnings
  - Long term secular earnings growth
    expectation of 15-20%

o Substantial benefits from Zurich             o Inability to capitalize on
  relationship                                   opportunities overseas and in
                                                 finite risk markets because of
                                                 the Zurich relationship

o Capable management team with                 o Management incentives are out
  strong financial incentives                    of the money

o Unique business strategy of                  o Unwillingness to pursue
  "Think direct, act broker" with                commodity transactions in tough
  focus on non-commodity business                business environment

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                    Expectations at IPO Have Not Materialized
                                   (continued)

                             1994E     Actual   Difference   1995E     Actual  Difference   1996E  Latest Est.  Difference  1997E
                             -----     ------   ----------   -----     ------  ----------   -----  -----------  ----------  -----
NPW ($MM)                      $375      $310       ($65)      $800      $602     ($198)      $980      $729     ($251)    $1,225

Operating Earning($MM)         36.1      (6.3)     (42.4)      62.8      23.2     (39.6)      99.8      32.6     (67.2)     131.2

Per Share Data

Operating Earnings            $1.38    ($0.11)    ($1.49)     $2.40     $0.62    ($1.78)     $3.82     $1.24    ($2.58)     $5.03

   Multiple (1)                25.4      N.M.                  14.6      56.5                  9.2      28.2                  7.0

Book Value                    25.18     21.64      (3.54)     27.11     26.02     (1.09)     30.24     27.16    ($3.08)     34.32

   Multiple (1)                1.39      1.62                  1.29      1.35                 1.16      1.29                 1.02

Combined Ratio                101.0%    116.3%      15.3%      99.0%    106.8%      7.8%      99.0%    102.9%      3.9%      99.6%

Operating Return on Equity               N.M.                             3.5%                           4.7%

Note: (1) Based on $35 IPO price.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                 Analyst Expectations (1) and Price Performance
                            IPO (5/12/93) to Present


                    ANALYST ESTIMATES                  ACTUAL EPS
             ------------------------------    ------------------------------                        JUICE ABSOLUTE
             1993     1994     1995    1996    1993     1994     1995    1996                    STOCK PRICE PERFORMANCE
  Jan-93
  Feb-93
  Mar-93
  Apr-93
  May-93                                                                                                   12-May-93          35
  Jun-93                                                                                                   13-May-93      35.125
  Jul-93     0.33                                                                                          14-May-93          35
  Aug-93     0.33                                                                                          17-May-93      34.375
  Sep-93     0.33                                                                                          18-May-93       32.75
  Oct-93     0.33                                                                                          19-May-93      32.875
  Nov-93     0.33                                                                                          20-May-93       32.75
  Dec-93     0.35                                                                                          21-May-93      33.125
  Jan-94     0.34                                0.12                                                      24-May-93       32.75
  Feb-94              0.96                                                                                 25-May-93        32.5
  Mar-94              0.86                                                                                 26-May-93      31.625
  Apr-94              0.86                                                                                 27-May-93      32.625
  May-94              0.34                                                                                 28-May-93      32.375
  Jun-94              0.38                                                                                 31-May-93      32.375
  Jul-94              0.29                                                                                 01-Jun-93        32.5
  Aug-94              0.04                                                                                 02-Jun-93       32.25
  Sep-94              0.03                                                                                 03-Jun-93       32.25
  Oct-94             -0.13                                                                                 04-Jun-93      32.125
  Nov-94             -0.12                                                                                 07-Jun-93      31.875
  Dec-94             -0.12                                                                                 08-Jun-93       31.75
  Jan-95             -0.12                               -0.11                                             09-Jun-93       31.75
  Feb-95                       0.38                                                                        10-Jun-93      31.625
  Mar-95                       0.41                                                                        11-Jun-93        31.5
  Apr-95                       0.43                                                                        14-Jun-93      32.625
  May-95                       0.46                                                                        15-Jun-93        32.5
  Jun-95                       0.48                                                                        16-Jun-93        32.5
  Jul-95                       0.52                                                                        17-Jun-93      32.375
  Aug-95                       0.54                                                                        18-Jun-93       32.25
  Sep-95                       0.57                                                                        21-Jun-93      31.875
  Oct-95                       0.57                                                                        22-Jun-93        31.5
  Nov-95                       0.56                                                                        23-Jun-93      31.125
  Dec-95                       0.56                                                                        24-Jun-93      30.375
  Jan-96                       0.57                              0.62                                      25-Jun-93      30.125
  Feb-96                                0.97                                                               28-Jun-93          31
  Mar-96                                0.96                                                               29-Jun-93       30.75
  Apr-96                                0.97                                                               30-Jun-93       32.25
  May-96                                1.02                                                               01-Jul-93       33.75
  Jun-96                                1.02                                                               02-Jul-93       32.25
  Jul-96                                1.02                                                               05-Jul-93       32.25
  Aug-96                                1.08                                                               06-Jul-93      31.625
  Sep-96                                1.08                                                               07-Jul-93      31.625
  Oct-96                                1.07                                                               08-Jul-93          32
  Nov-96                                1.12                                                               09-Jul-93      32.625
  Dec-96                                1.13                                                               12-Jul-93       32.75
  Jan-97                                                                 1.24                              13-Jul-93      32.625
  Feb-97
  Mar-97
  Apr-97

Note: (1) Represents I/B/E/S consensus mean FY1 EPS estimates.

                                                                  MORGAN STANLEY

                                                  JUICE ABSOLUTE
                                         STOCK PRICE PERFORMANCE -- CONT.
                                               14-Jul-93          33
                                               15-Jul-93      32.875
                                               16-Jul-93        32.5
                                               19-Jul-93       32.25
                                               20-Jul-93       32.75
                                               21-Jul-93       32.75
                                               22-Jul-93          33
                                               23-Jul-93          33
                                               26-Jul-93      32.875
                                               27-Jul-93      33.125
                                               28-Jul-93          33
                                               29-Jul-93        33.5
                                               30-Jul-93        33.5
                                               02-Aug-93      33.625
                                               03-Aug-93       33.75
                                               04-Aug-93          34
                                               05-Aug-93      33.875
                                               06-Aug-93        33.5
                                               09-Aug-93        33.5
                                               10-Aug-93          33
                                               11-Aug-93          33
                                               12-Aug-93       33.25
                                               13-Aug-93       33.25
                                               16-Aug-93       33.75
                                               17-Aug-93      33.625
                                               18-Aug-93      33.375
                                               19-Aug-93      33.375
                                               20-Aug-93        33.5
                                               23-Aug-93        33.5
                                               24-Aug-93        33.5
                                               25-Aug-93      33.625
                                               26-Aug-93      33.125
                                               27-Aug-93      32.625
                                               30-Aug-93        32.5
                                               31-Aug-93      32.625
                                               01-Sep-93       32.25
                                               02-Sep-93       31.75
                                               03-Sep-93       31.75
                                               06-Sep-93       31.75
                                               07-Sep-93      31.625
                                               08-Sep-93        31.5
                                               09-Sep-93       31.25
                                               10-Sep-93       31.25
                                               13-Sep-93        31.5
                                               14-Sep-93      31.375
                                               15-Sep-93      31.625
                                               16-Sep-93      31.375
                                               17-Sep-93       31.25
                                               20-Sep-93       31.25
                                               21-Sep-93       30.75

  JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
22-Sep-93       31.25
23-Sep-93       31.25
24-Sep-93          31
27-Sep-93       31.25
28-Sep-93      31.125
29-Sep-93      31.125
30-Sep-93       31.25
01-Oct-93      31.125
04-Oct-93          31
05-Oct-93        31.5
06-Oct-93          32
07-Oct-93       32.75
08-Oct-93        32.5
11-Oct-93       32.75
12-Oct-93       32.75
13-Oct-93      32.625
14-Oct-93       31.75
15-Oct-93          32
18-Oct-93          32
19-Oct-93        31.5
20-Oct-93       31.75
21-Oct-93      31.375
22-Oct-93        31.5
25-Oct-93      31.375
26-Oct-93      31.125
27-Oct-93          31
28-Oct-93          31
29-Oct-93          31
01-Nov-93        30.5
02-Nov-93       30.25
03-Nov-93        29.5
04-Nov-93        29.5
05-Nov-93       29.75
08-Nov-93          30
09-Nov-93       29.75
10-Nov-93       29.75
11-Nov-93       30.25
12-Nov-93      30.375
15-Nov-93        30.5
16-Nov-93      30.625
17-Nov-93          31
18-Nov-93        30.5
19-Nov-93      30.375
22-Nov-93       30.25
23-Nov-93       29.75
24-Nov-93      29.625
25-Nov-93      29.625
26-Nov-93          30
29-Nov-93          30
30-Nov-93      29.875

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
01-Dec-93          30
02-Dec-93          30
03-Dec-93          30
06-Dec-93          30
07-Dec-93       29.75
08-Dec-93        29.5
09-Dec-93      29.375
10-Dec-93      29.125
13-Dec-93      28.625
14-Dec-93      28.375
15-Dec-93      28.375
16-Dec-93       27.75
17-Dec-93       27.25
20-Dec-93      27.625
21-Dec-93      27.875
22-Dec-93       28.25
23-Dec-93       27.75
24-Dec-93       27.75
27-Dec-93        27.5
28-Dec-93      27.625
29-Dec-93          28
30-Dec-93       28.25
31-Dec-93      28.125
03-Jan-94      28.375
04-Jan-94        27.5
05-Jan-94       27.25
06-Jan-94          27
07-Jan-94       27.25
10-Jan-94          27
11-Jan-94       26.75
12-Jan-94      26.875
13-Jan-94      26.875
14-Jan-94      26.625
17-Jan-94       26.75
18-Jan-94      26.875
19-Jan-94      26.875
20-Jan-94          27
21-Jan-94       26.75
24-Jan-94       26.75
25-Jan-94      26.875
26-Jan-94      26.625
27-Jan-94        26.5
28-Jan-94      26.625
31-Jan-94      26.875
01-Feb-94      26.875
02-Feb-94       26.75
03-Feb-94        27.5
04-Feb-94          27
07-Feb-94      26.875
08-Feb-94       27.25

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
09-Feb-94       27.25
10-Feb-94       27.25
11-Feb-94       27.25
14-Feb-94      27.375
15-Feb-94       27.25
16-Feb-94          27
17-Feb-94        26.5
18-Feb-94        26.5
21-Feb-94        26.5
22-Feb-94       26.25
23-Feb-94      26.125
24-Feb-94          26
25-Feb-94      26.125
28-Feb-94       26.25
01-Mar-94      26.375
02-Mar-94      25.875
03-Mar-94      25.625
04-Mar-94        25.5
07-Mar-94       25.25
08-Mar-94      25.125
09-Mar-94          25
10-Mar-94       24.75
11-Mar-94      24.375
14-Mar-94       25.25
15-Mar-94       25.25
16-Mar-94      25.625
17-Mar-94       25.75
18-Mar-94      25.875
21-Mar-94      26.625
22-Mar-94       26.75
23-Mar-94       26.75
24-Mar-94       26.75
25-Mar-94      26.875
28-Mar-94          27
29-Mar-94        26.5
30-Mar-94        26.5
31-Mar-94      26.375
01-Apr-94      26.375
04-Apr-94      25.875
05-Apr-94          26
06-Apr-94          26
07-Apr-94        26.5
08-Apr-94      26.375
11-Apr-94       26.25
12-Apr-94        26.5
13-Apr-94          26
14-Apr-94          26
15-Apr-94          26
18-Apr-94      25.875
19-Apr-94          26

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
20-Apr-94      25.875
21-Apr-94       25.75
22-Apr-94       25.75
25-Apr-94       25.75
26-Apr-94      25.625
27-Apr-94      25.625
28-Apr-94       25.75
29-Apr-94        25.5
02-May-94        25.5
03-May-94        25.5
04-May-94      25.375
05-May-94      25.625
06-May-94        25.5
09-May-94        25.5
10-May-94        25.5
11-May-94      25.125
12-May-94      24.625
13-May-94      24.875
16-May-94      25.125
17-May-94          25
18-May-94      25.125
19-May-94      25.375
20-May-94      25.125
23-May-94       25.25
24-May-94        25.5
25-May-94      25.375
26-May-94      25.375
27-May-94       25.75
30-May-94       25.75
31-May-94      25.625
01-Jun-94       25.75
02-Jun-94      26.375
03-Jun-94      26.125
06-Jun-94      26.125
07-Jun-94      25.875
08-Jun-94          26
09-Jun-94          26
10-Jun-94          26
13-Jun-94      26.375
14-Jun-94      26.625
15-Jun-94      27.125
16-Jun-94          27
17-Jun-94       27.25
20-Jun-94       27.25
21-Jun-94       27.25
22-Jun-94      27.125
23-Jun-94      26.625
24-Jun-94        26.5
27-Jun-94        26.5
28-Jun-94       26.75

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
29-Jun-94       27.25
30-Jun-94      26.875
01-Jul-94      27.125
04-Jul-94      27.125
05-Jul-94       27.25
06-Jul-94       27.25
07-Jul-94        27.5
08-Jul-94      27.375
11-Jul-94        27.5
12-Jul-94        27.5
13-Jul-94      27.375
14-Jul-94      27.375
15-Jul-94      27.375
18-Jul-94        27.5
19-Jul-94        27.5
20-Jul-94      27.625
21-Jul-94        27.5
22-Jul-94        27.5
25-Jul-94       27.25
26-Jul-94       27.25
27-Jul-94      27.125
28-Jul-94          27
29-Jul-94       27.25
01-Aug-94      27.125
02-Aug-94          27
03-Aug-94          27
04-Aug-94      26.875
05-Aug-94       27.25
08-Aug-94       27.25
09-Aug-94      27.375
10-Aug-94       27.25
11-Aug-94      27.375
12-Aug-94      27.125
15-Aug-94       27.25
16-Aug-94      27.375
17-Aug-94       27.25
18-Aug-94       27.25
19-Aug-94      27.375
22-Aug-94          27
23-Aug-94          27
24-Aug-94      27.375
25-Aug-94       27.25
26-Aug-94      27.375
29-Aug-94        27.5
30-Aug-94      27.375
31-Aug-94      27.375
01-Sep-94      27.125
02-Sep-94      27.125
05-Sep-94      27.125
06-Sep-94      27.125

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
07-Sep-94      27.125
08-Sep-94      27.125
09-Sep-94          27
12-Sep-94          27
13-Sep-94      27.125
14-Sep-94          27
15-Sep-94       27.25
16-Sep-94          27
19-Sep-94      27.125
20-Sep-94      27.125
21-Sep-94      27.125
22-Sep-94          27
23-Sep-94          27
26-Sep-94      27.125
27-Sep-94      27.125
28-Sep-94          27
29-Sep-94          27
30-Sep-94          27
03-Oct-94          27
04-Oct-94          27
05-Oct-94          27
06-Oct-94      26.875
07-Oct-94       26.75
10-Oct-94      26.625
11-Oct-94      26.625
12-Oct-94      26.375
13-Oct-94       26.25
14-Oct-94      26.375
17-Oct-94       26.75
18-Oct-94      26.625
19-Oct-94      26.625
20-Oct-94        26.5
21-Oct-94        26.5
24-Oct-94        26.5
25-Oct-94        26.5
26-Oct-94      26.375
27-Oct-94      26.125
28-Oct-94      26.125
31-Oct-94          26
01-Nov-94       25.75
02-Nov-94       25.75
03-Nov-94       25.75
04-Nov-94       25.75
07-Nov-94       25.75
08-Nov-94       26.75
09-Nov-94       26.75
10-Nov-94      27.375
11-Nov-94      27.375
14-Nov-94       27.25
15-Nov-94        27.5

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
16-Nov-94      27.375
17-Nov-94       27.25
18-Nov-94       27.25
21-Nov-94       27.25
22-Nov-94       26.75
23-Nov-94      26.375
24-Nov-94      26.375
25-Nov-94      26.125
28-Nov-94      26.375
29-Nov-94      26.375
30-Nov-94        26.5
01-Dec-94      26.375
02-Dec-94        26.5
05-Dec-94        26.5
06-Dec-94      26.375
07-Dec-94          26
08-Dec-94        25.5
09-Dec-94        25.5
12-Dec-94        25.5
13-Dec-94       25.25
14-Dec-94      25.375
15-Dec-94       25.75
16-Dec-94          26
19-Dec-94       26.25
20-Dec-94          27
21-Dec-94        27.5
22-Dec-94       27.25
23-Dec-94      27.375
26-Dec-94      27.375
27-Dec-94       27.25
28-Dec-94          28
29-Dec-94        28.5
30-Dec-94      28.875
02-Jan-95      28.875
03-Jan-95      28.875
04-Jan-95      28.875
05-Jan-95          29
06-Jan-95      28.875
09-Jan-95      28.875
10-Jan-95      28.875
11-Jan-95      28.875
12-Jan-95      29.125
13-Jan-95          29
16-Jan-95       29.25
17-Jan-95      29.125
18-Jan-95          29
19-Jan-95       28.75
20-Jan-95      28.625
23-Jan-95        28.5
24-Jan-95        28.5

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
25-Jan-95        28.5
26-Jan-95      28.625
27-Jan-95      28.875
30-Jan-95      28.875
31-Jan-95          29
01-Feb-95       28.75
02-Feb-95       28.75
03-Feb-95      28.625
06-Feb-95      28.875
07-Feb-95          29
08-Feb-95          29
09-Feb-95          29
10-Feb-95          29
13-Feb-95          29
14-Feb-95      29.125
15-Feb-95        29.5
16-Feb-95      29.875
17-Feb-95          30
20-Feb-95          30
21-Feb-95          30
22-Feb-95      29.875
23-Feb-95      29.875
24-Feb-95      29.875
27-Feb-95          30
28-Feb-95       30.25
01-Mar-95       30.25
02-Mar-95       30.25
03-Mar-95      30.125
06-Mar-95      30.125
07-Mar-95          30
08-Mar-95      29.875
09-Mar-95      30.125
10-Mar-95      30.125
13-Mar-95       30.25
14-Mar-95      30.125
15-Mar-95      30.375
16-Mar-95       30.25
17-Mar-95      30.125
20-Mar-95      30.375
21-Mar-95      30.125
22-Mar-95      30.375
23-Mar-95      30.375
24-Mar-95      30.375
27-Mar-95       30.25
28-Mar-95      30.125
29-Mar-95      30.125
30-Mar-95      30.375
31-Mar-95      30.375
03-Apr-95       30.75
04-Apr-95       30.75

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
05-Apr-95       30.75
06-Apr-95      30.625
07-Apr-95        30.5
10-Apr-95       30.25
11-Apr-95        30.5
12-Apr-95      30.375
13-Apr-95      30.375
14-Apr-95      30.375
17-Apr-95        30.5
18-Apr-95      30.625
19-Apr-95      30.375
20-Apr-95      30.375
21-Apr-95      30.125
24-Apr-95      30.125
25-Apr-95      30.375
26-Apr-95      30.125
27-Apr-95      30.125
28-Apr-95      29.875
01-May-95      29.875
02-May-95       29.75
03-May-95       29.75
04-May-95          30
05-May-95       29.75
08-May-95       29.75
09-May-95       29.75
10-May-95      29.875
11-May-95       29.75
12-May-95      30.125
15-May-95      30.125
16-May-95          30
17-May-95      30.125
18-May-95        29.5
19-May-95      29.625
22-May-95        29.5
23-May-95        29.5
24-May-95       29.75
25-May-95       30.25
26-May-95          30
29-May-95          30
30-May-95      29.375
31-May-95          29
01-Jun-95       28.75
02-Jun-95       28.75
05-Jun-95       28.75
06-Jun-95       28.75
07-Jun-95       28.75
08-Jun-95      28.875
09-Jun-95      28.875
12-Jun-95      28.875
13-Jun-95       28.75

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
14-Jun-95       28.75
15-Jun-95          29
16-Jun-95      29.125
19-Jun-95      29.125
20-Jun-95       29.25
21-Jun-95      29.375
22-Jun-95       28.75
23-Jun-95          29
26-Jun-95       28.75
27-Jun-95          29
28-Jun-95      29.125
29-Jun-95       28.75
30-Jun-95      28.625
03-Jul-95      28.625
04-Jul-95      28.625
05-Jul-95        28.5
06-Jul-95        28.5
07-Jul-95       28.25
10-Jul-95       28.25
11-Jul-95      28.125
12-Jul-95       28.25
13-Jul-95      28.125
14-Jul-95       28.25
17-Jul-95       28.25
18-Jul-95       28.25
19-Jul-95       28.25
20-Jul-95      28.125
21-Jul-95       28.25
24-Jul-95       28.25
25-Jul-95      28.125
26-Jul-95          28
27-Jul-95          28
28-Jul-95          28
31-Jul-95      28.125
01-Aug-95      28.125
02-Aug-95       28.25
03-Aug-95       28.25
04-Aug-95       28.25
07-Aug-95       28.25
08-Aug-95      28.375
09-Aug-95      28.375
10-Aug-95       28.25
11-Aug-95      28.375
14-Aug-95        28.5
15-Aug-95      28.875
16-Aug-95      29.375
17-Aug-95       29.75
18-Aug-95      29.625
21-Aug-95       29.75
22-Aug-95      29.875

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
23-Aug-95       29.75
24-Aug-95       29.75
25-Aug-95       29.75
28-Aug-95      29.875
29-Aug-95      29.688
30-Aug-95        29.5
31-Aug-95        29.5
01-Sep-95      29.625
04-Sep-95      29.625
05-Sep-95      29.375
06-Sep-95       29.75
07-Sep-95          30
08-Sep-95          30
11-Sep-95      29.875
12-Sep-95      29.875
13-Sep-95      29.875
14-Sep-95      29.875
15-Sep-95       29.75
18-Sep-95      29.875
19-Sep-95       29.75
20-Sep-95      29.625
21-Sep-95      29.625
22-Sep-95       29.25
25-Sep-95       29.75
26-Sep-95      29.875
27-Sep-95       29.75
28-Sep-95      29.625
29-Sep-95       29.75
02-Oct-95        29.5
03-Oct-95        29.5
04-Oct-95      29.375
05-Oct-95        29.5
06-Oct-95        29.5
09-Oct-95      29.375
10-Oct-95      29.125
11-Oct-95        29.5
12-Oct-95        29.5
13-Oct-95       29.25
16-Oct-95      29.375
17-Oct-95       29.25
18-Oct-95      29.375
19-Oct-95      29.375
20-Oct-95      29.375
23-Oct-95      29.125
24-Oct-95          29
25-Oct-95      28.875
26-Oct-95      28.875
27-Oct-95      28.875
30-Oct-95       28.75
31-Oct-95       28.75

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
01-Nov-95      28.625
02-Nov-95       28.25
03-Nov-95        28.5
06-Nov-95        28.5
07-Nov-95      28.375
08-Nov-95        28.5
09-Nov-95      28.875
10-Nov-95      28.875
13-Nov-95          29
14-Nov-95          29
15-Nov-95      28.875
16-Nov-95      28.625
17-Nov-95       28.75
20-Nov-95      28.625
21-Nov-95      28.625
22-Nov-95      28.625
23-Nov-95      28.625
24-Nov-95      28.625
27-Nov-95       28.75
28-Nov-95       28.75
29-Nov-95      28.875
30-Nov-95       29.25
01-Dec-95        29.5
04-Dec-95      29.125
05-Dec-95        29.5
06-Dec-95      29.375
07-Dec-95       29.25
08-Dec-95       29.25
11-Dec-95       28.75
12-Dec-95       28.75
13-Dec-95       28.75
14-Dec-95       29.25
15-Dec-95       29.75
18-Dec-95        29.5
19-Dec-95        29.5
20-Dec-95        29.5
21-Dec-95      29.625
22-Dec-95          30
25-Dec-95          30
26-Dec-95      29.875
27-Dec-95        30.5
28-Dec-95      30.125
29-Dec-95      30.375
01-Jan-96      30.375
02-Jan-96       30.25
03-Jan-96       30.25
04-Jan-96       30.25
05-Jan-96       30.25
08-Jan-96      30.125
09-Jan-96       30.25

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
10-Jan-96      30.125
11-Jan-96      29.875
12-Jan-96      29.875
15-Jan-96      29.875
16-Jan-96       29.75
17-Jan-96      29.625
18-Jan-96      29.375
19-Jan-96      29.625
22-Jan-96          30
23-Jan-96        30.5
24-Jan-96      30.125
25-Jan-96          30
26-Jan-96      29.875
29-Jan-96      30.125
30-Jan-96       30.25
31-Jan-96      30.125
01-Feb-96       30.25
02-Feb-96       30.25
05-Feb-96      30.375
06-Feb-96      30.625
07-Feb-96      30.375
08-Feb-96        30.5
09-Feb-96        30.5
12-Feb-96        30.5
13-Feb-96      31.125
14-Feb-96      31.625
15-Feb-96      31.625
16-Feb-96      32.375
19-Feb-96      32.375
20-Feb-96       32.25
21-Feb-96       32.25
22-Feb-96      32.375
23-Feb-96      32.375
26-Feb-96      32.375
27-Feb-96       32.25
28-Feb-96       31.75
29-Feb-96       31.75
01-Mar-96       31.75
04-Mar-96      32.125
05-Mar-96      32.125
06-Mar-96          32
07-Mar-96      31.875
08-Mar-96          31
11-Mar-96          31
12-Mar-96       31.25
13-Mar-96       31.25
14-Mar-96      30.625
15-Mar-96      30.625
18-Mar-96       31.25
19-Mar-96          31

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
20-Mar-96      31.125
21-Mar-96      31.125
22-Mar-96       31.25
25-Mar-96       31.25
26-Mar-96      31.125
27-Mar-96      31.375
28-Mar-96       31.25
29-Mar-96      32.625
01-Apr-96       32.25
02-Apr-96       32.25
03-Apr-96      32.125
04-Apr-96      32.125
05-Apr-96      32.125
08-Apr-96       31.75
09-Apr-96      31.875
10-Apr-96          31
11-Apr-96        31.5
12-Apr-96      31.625
15-Apr-96       31.75
16-Apr-96      31.563
17-Apr-96      31.375
18-Apr-96      31.375
19-Apr-96      31.125
22-Apr-96       31.25
23-Apr-96          31
24-Apr-96       30.75
25-Apr-96      30.375
26-Apr-96       30.25
29-Apr-96          30
30-Apr-96      30.125
01-May-96          30
02-May-96      29.875
03-May-96      29.938
06-May-96      29.875
07-May-96      29.875
08-May-96      30.125
09-May-96        30.5
10-May-96      30.625
13-May-96      30.875
14-May-96       31.25
15-May-96       31.25
16-May-96        31.5
17-May-96       31.75
20-May-96      31.875
21-May-96      31.625
22-May-96        31.5
23-May-96        31.5
24-May-96          32
27-May-96          32
28-May-96       31.75

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
29-May-96      32.125
30-May-96      32.125
31-May-96      31.875
03-Jun-96          32
04-Jun-96          32
05-Jun-96      32.125
06-Jun-96      31.875
07-Jun-96       31.75
10-Jun-96       31.75
11-Jun-96       31.25
12-Jun-96      31.125
13-Jun-96       31.25
14-Jun-96      31.375
17-Jun-96        31.5
18-Jun-96      31.625
19-Jun-96      31.625
20-Jun-96       31.75
21-Jun-96      31.625
24-Jun-96      31.375
25-Jun-96      30.875
26-Jun-96      31.125
27-Jun-96       31.25
28-Jun-96        31.5
01-Jul-96       31.25
02-Jul-96       31.25
03-Jul-96      31.375
04-Jul-96      31.375
05-Jul-96       31.25
08-Jul-96      31.375
09-Jul-96       31.25
10-Jul-96       31.25
11-Jul-96       31.25
12-Jul-96      31.125
15-Jul-96       31.25
16-Jul-96      30.625
17-Jul-96        30.5
18-Jul-96      30.375
19-Jul-96       30.25
22-Jul-96      30.125
23-Jul-96      30.125
24-Jul-96          29
25-Jul-96      28.875
26-Jul-96          29
29-Jul-96      29.125
30-Jul-96          29
31-Jul-96          30
01-Aug-96        29.5
02-Aug-96       29.75
05-Aug-96       29.25
06-Aug-96          29

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
07-Aug-96      28.875
08-Aug-96      28.875
09-Aug-96      28.625
12-Aug-96      28.625
13-Aug-96       28.75
14-Aug-96       28.75
15-Aug-96       28.75
16-Aug-96        29.5
19-Aug-96      29.313
20-Aug-96          29
21-Aug-96      28.875
22-Aug-96      28.875
23-Aug-96       28.75
26-Aug-96      28.625
27-Aug-96       30.25
28-Aug-96      29.875
29-Aug-96       29.75
30-Aug-96      29.875
02-Sep-96      29.875
03-Sep-96       29.25
04-Sep-96       29.25
05-Sep-96      29.125
06-Sep-96          29
09-Sep-96      28.875
10-Sep-96      29.125
11-Sep-96       29.75
12-Sep-96       30.25
13-Sep-96       30.75
16-Sep-96      30.625
17-Sep-96      31.063
18-Sep-96      30.625
19-Sep-96       30.75
20-Sep-96       30.75
23-Sep-96      30.625
24-Sep-96       30.25
25-Sep-96       30.25
26-Sep-96        30.5
27-Sep-96       30.75
30-Sep-96      31.375
01-Oct-96       31.25
02-Oct-96      31.125
03-Oct-96      30.875
04-Oct-96      31.125
07-Oct-96      31.063
08-Oct-96       31.25
09-Oct-96      30.375
10-Oct-96      30.375
11-Oct-96        30.5
14-Oct-96      30.375
15-Oct-96        30.5

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
16-Oct-96      30.125
17-Oct-96      30.625
18-Oct-96        30.5
21-Oct-96       30.25
22-Oct-96       29.75
23-Oct-96        29.5
24-Oct-96      29.875
25-Oct-96      29.625
28-Oct-96      29.125
29-Oct-96          30
30-Oct-96      30.125
31-Oct-96          30
01-Nov-96      29.875
04-Nov-96          30
05-Nov-96      29.938
06-Nov-96        30.5
07-Nov-96       30.75
08-Nov-96        31.5
11-Nov-96      31.625
12-Nov-96        31.5
13-Nov-96      31.125
14-Nov-96      31.125
15-Nov-96          31
18-Nov-96      30.875
19-Nov-96      30.875
20-Nov-96      29.875
21-Nov-96       29.75
22-Nov-96       29.75
25-Nov-96       30.25
26-Nov-96       30.75
27-Nov-96       30.75
28-Nov-96       30.75
29-Nov-96      30.625
02-Dec-96        31.5
03-Dec-96      32.375
04-Dec-96      32.625
05-Dec-96       32.75
06-Dec-96       32.25
09-Dec-96      32.125
10-Dec-96       32.25
11-Dec-96      32.125
12-Dec-96          32
13-Dec-96      32.125
16-Dec-96       32.25
17-Dec-96          32
18-Dec-96          32
19-Dec-96      32.125
20-Dec-96      32.125
23-Dec-96          32
24-Dec-96      32.375

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
25-Dec-96      32.375
26-Dec-96       32.25
27-Dec-96       32.25
30-Dec-96          32
31-Dec-96       31.25
01-Jan-97       31.25
02-Jan-97       31.25
03-Jan-97       30.75
06-Jan-97      30.375
07-Jan-97      30.375
08-Jan-97      30.375
09-Jan-97          31
10-Jan-97       30.75
13-Jan-97      37.875
14-Jan-97      37.875
15-Jan-97      37.875
16-Jan-97      37.875
17-Jan-97       37.75
20-Jan-97      37.875
21-Jan-97       37.75
22-Jan-97      37.875
23-Jan-97      37.875
24-Jan-97      37.875
27-Jan-97      37.875
28-Jan-97          38
29-Jan-97      37.875
30-Jan-97      37.875
31-Jan-97      37.875
03-Feb-97          38
04-Feb-97          38
05-Feb-97          38
06-Feb-97          38
07-Feb-97      38.125
10-Feb-97      38.125
11-Feb-97      38.125
12-Feb-97       38.25
13-Feb-97       38.25
14-Feb-97      38.125
17-Feb-97      38.125
18-Feb-97       38.25
19-Feb-97      38.125
20-Feb-97      38.125
21-Feb-97       38.25
24-Feb-97       38.25
25-Feb-97       38.25
26-Feb-97      38.375
27-Feb-97       38.25
28-Feb-97      38.375
03-Mar-97      38.375
04-Mar-97        38.5

   JUICE ABSOLUTE STOCK
PRICE PERFORMANCE -- CONT.
05-Mar-97        38.5
06-Mar-97      38.375
07-Mar-97        38.5
10-Mar-97      38.625
11-Mar-97      38.375
12-Mar-97       38.25
13-Mar-97          38
14-Mar-97      38.125
17-Mar-97       38.25
18-Mar-97      37.875
19-Mar-97       37.75
20-Mar-97          38
21-Mar-97          38
24-Mar-97          38
25-Mar-97      38.125
26-Mar-97      38.125
27-Mar-97       38.25
28-Mar-97       38.25
31-Mar-97      38.375
01-Apr-97      38.375
02-Apr-97        38.5
03-Apr-97        38.5
04-Apr-97      38.375
07-Apr-97        38.5
08-Apr-97      38.625
09-Apr-97      38.625
10-Apr-97      38.625
11-Apr-97      38.375
14-Apr-97      38.375

                                                                 MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
              Indexed Price Performance Since 1/13/97 Announcement

                   JUICE       BROKER-REINSURER COMPOSITE(1)         S&P 500       GENERAL RE
 13-Jan-97            100                             100                100               100
 14-Jan-97            100                     101.5245296        101.2310569       101.2135922
 15-Jan-97            100                     100.9788066        101.0124949       100.8090615
 16-Jan-97            100                     100.6515256        101.3482377       99.11003236
 17-Jan-97      99.669967                     101.1319023        102.1935195       100.4854369
 20-Jan-97            100                     101.7753631        102.2633013        100.566343
 21-Jan-97      99.669967                     102.1979842        103.0559176               100
 22-Jan-97            100                     102.6215604        103.5180577       99.11003236
 23-Jan-97            100                      103.260811        102.3765322       99.11003236
 24-Jan-97            100                     103.3489868        101.4496188       98.05825243
 27-Jan-97            100                     102.7235295        100.7254677       98.13915858
 28-Jan-97     100.330033                     102.7260684        100.7254677       97.89644013
 29-Jan-97            100                     102.0385763        101.7103132        99.6763754
 30-Jan-97            100                     103.6212096        103.2468302       101.3754045
 31-Jan-97            100                     104.5517661        103.5088412       104.5307443
 03-Feb-97     100.330033                     104.5861962        103.5838896       106.7152104
 04-Feb-97     100.330033                     105.4365316        103.9169991       106.7961165
 05-Feb-97     100.330033                     105.1296763        102.4713302        105.420712
 06-Feb-97     100.330033                      106.049616        102.7175416       105.8252427
 07-Feb-97     100.660066                     105.9084686        103.9564983       106.3915858
 10-Feb-97     100.660066                     105.4646828        103.4127266       105.6634304
 11-Feb-97     100.660066                     105.5351221        103.9604482       107.6860841
 12-Feb-97     100.990099                      106.983799        105.6957775       109.1423948
 13-Feb-97     100.990099                     107.3209092        106.8873353         111.97411
 14-Feb-97     100.660066                     108.3881504         106.447578         113.02589
 17-Feb-97     100.660066                     108.3881504         106.447578         113.02589
 18-Feb-97     100.990099                     108.9534151        107.4758726        113.592233
 19-Feb-97     100.660066                     109.5941883          106.97555       114.1585761
 20-Feb-97     100.660066                     110.0805877        105.6997275       111.2459547
 21-Feb-97     100.990099                     109.8366507        105.5641137       111.3268608
 24-Feb-97     100.990099                     109.7602276        106.6845729       112.8640777
 25-Feb-97     100.990099                     110.4482509        106.9242011         111.97411
 26-Feb-97     101.320132                     112.1959615        106.0789193       112.1359223
 27-Feb-97     100.990099                     111.2770168         104.681966       111.6504854
 28-Feb-97     101.320132                     109.4162096        104.1223947        109.789644
 03-Mar-97     101.320132                     110.1283542        104.7135653       110.1941748
 04-Mar-97     101.650165                     110.1088124         104.139511       110.7605178
 05-Mar-97     101.650165                     110.6485478        105.5930797       111.3268608
 06-Mar-97     101.320132                     110.6973353        105.1414728       111.0841424
 07-Mar-97     101.650165                     112.0227511         105.985438       111.6504854
 10-Mar-97     101.980198                     112.6819309        107.1282801       112.4595469
 11-Mar-97     101.320132                     112.5423374        106.8241366       112.7831715
 12-Mar-97     100.990099                     113.0111567        105.8919567       112.8640777
 13-Mar-97     100.330033                     111.9948133        103.9564983       109.7087379
 14-Mar-97     100.660066                     111.8577259        104.4318047       109.7087379
 17-Mar-97     100.990099                     110.1796654        104.7662309       110.4368932
 18-Mar-97            100                     110.5864974        103.9696647       110.0323625
 19-Mar-97      99.669967                     110.9684136        103.4574923       109.0614887
 20-Mar-97     100.330033                     110.4102589        103.0467012       107.9288026
 21-Mar-97     100.330033                     109.8310719        103.2376137       108.4951456
 24-Mar-97     100.330033                     109.1709692        104.1316112       108.0097087
 25-Mar-97     100.660066                     109.1666504         103.892983       108.0906149
 26-Mar-97     100.660066                     108.8877853        104.0802623       106.8770227
 27-Mar-97     100.990099                     108.4315828        101.8920093       104.2071197
 28-Mar-97     100.990099                     108.4315828        101.8920093       104.2071197
 31-Mar-97     101.320132                     107.0440663        99.68532343       102.2653722
 01-Apr-97     101.320132                     106.9555053        100.0171163       101.2135922
 02-Apr-97     101.650165                     106.4969468        98.76235994       101.2944984
 03-Apr-97     101.650165                     105.0280776        98.79000935       100.9708738
 04-Apr-97     101.320132                     103.8247176        99.78802122        99.6763754
 07-Apr-97     101.650165                      104.479359        100.3449593       101.2944984
 08-Apr-97     101.980198                     104.2906713        100.8700298       103.4789644
 09-Apr-97     101.980198                     103.9644551        100.1435136       102.6699029
 10-Apr-97     101.980198                     104.0067873        99.84595331       101.9417476
 11-Apr-97     101.320132                     102.4952227        97.12182855       100.8090615
 14-Apr-97     101.320132                      102.571787        97.92234467       101.6990291

Note: (1) The Broker-Reinsurer Composite consists of the following companies:
          NAC Re, Everest Re (Prudential Re), Transatlantic Holdings, Chartwell Re and Trenwick Group.

                                  PROJECT JUICE
================================================================================
                            Indexed Price Performance

                                Last Three Years

                                  Broker-
                 Juice            Reinsurer       S&P500         General Re
                                  Composite(1)
15-Apr-94              100              100             100              100
18-Apr-94      99.51923077      101.3521901     99.16625577      102.6666667
19-Apr-94              100       104.766456     99.18418575              105
20-Apr-94      99.51923077      103.1238816     99.05419337      102.1111111
21-Apr-94      99.03846154      104.2798354     100.5715182      100.7777778
22-Apr-94      99.03846154      104.5166135     100.3249809      99.77777778
25-Apr-94      99.03846154       104.726366     101.4635349      101.3333333
26-Apr-94      98.55769231      104.0747449     101.2752701      99.77777778
27-Apr-94      98.55769231      104.0747449     101.2752701      99.77777778
28-Apr-94      99.03846154      103.7442777     100.6544444      99.55555556
29-Apr-94      98.07692308      103.5210124     101.0601103      99.11111111
02-May-94      98.07692308      103.1192267     101.5330136              100
03-May-94      98.07692308      104.6233671     101.5352548      100.8888889
04-May-94      97.59615385      106.9711618     101.2416514      103.7777778
05-May-94      98.55769231      112.1584856     101.1654489      107.4444444
06-May-94      98.07692308      114.0466888     100.3675647      111.4444444
09-May-94      98.07692308      116.0015592      99.1348783      108.6666667
10-May-94      98.07692308      116.7827564     99.96189879      107.8888889
11-May-94      96.63461538      115.5732016     98.94885472      105.6666667
12-May-94      94.71153846      114.9262354     99.45537675      105.4444444
13-May-94      95.67307692      114.4531329     99.54278542      106.7777778
16-May-94      96.63461538      115.6808607      99.6212291      107.6666667
17-May-94      96.15384615      118.4127289     100.7149581      108.8888889
18-May-94      96.63461538      119.8590636     101.6831772      108.3333333
19-May-94      97.59615385      118.6807355     102.3084854      106.8888889
20-May-94      96.63461538      118.5600173     101.9588507      105.4444444
23-May-94      97.11538462      118.2742949      101.573356      106.8888889
24-May-94      98.07692308      118.1181487      101.934197      107.1111111
25-May-94      97.59615385      117.5961002     102.2771079      107.5555556
26-May-94      97.59615385       117.989028     102.4384777      107.4444444
27-May-94      99.03846154      116.6946401     102.4989914      107.7777778
30-May-94      99.03846154      116.6946401     102.4989914      107.7777778
31-May-94      98.55769231      117.4310961     102.3129679      106.4444444
01-Jun-94      99.03846154      117.3462648     102.5662289      108.3333333
02-Jun-94      101.4423077      118.2924697     102.5707114      107.3333333
03-Jun-94      100.4807692      119.8991571     103.1265409      108.2222222
06-Jun-94      100.4807692      119.9126699     102.8463849      106.6666667
07-Jun-94      99.51923077      121.3007487     102.6962213      105.8888889
08-Jun-94              100      121.0909979     102.4384777      105.1111111
09-Jun-94              100      121.0686255     102.6177776      105.8888889
10-Jun-94              100      121.0373952     102.7993187      105.7777778
13-Jun-94      101.4423077      120.9124775     102.8956923      105.7777778
14-Jun-94      102.4038462      120.2608529     103.6285804      106.2222222
15-Jun-94      104.3269231      120.6402644     103.2341208      105.4444444
16-Jun-94      103.8461538      120.7073799     103.5299655      105.4444444
17-Jun-94      104.8076923      121.1939969     102.7500112      103.6666667
20-Jun-94      104.8076923      119.6138831     102.0843606      101.7777778
21-Jun-94      104.8076923      117.9936864     101.1564839      101.1111111
22-Jun-94      104.3269231      116.8377326     101.5487023      100.7777778
23-Jun-94      102.4038462      114.6325714     100.7732305      99.11111111
24-Jun-94      101.9230769      113.3335251      99.2424582      97.55555556
27-Jun-94      101.9230769      114.3599028      100.253261      98.44444444
28-Jun-94      102.8846154      113.8910016     99.97534627      99.11111111
29-Jun-94      104.8076923      113.4043846     100.3249809      99.22222222
30-Jun-94      103.3653846      114.4978778     99.57192165      96.77777778
30-Jun-94      103.3653846      114.4978778      99.5719165      96.77777778
01-Jul-94      104.3269231      115.5736588     100.0044825      97.77777778
04-Jul-94      104.3269231      115.5736588     100.0044825      97.77777778
05-Jul-94      104.8076923      113.5740436     100.0425837      98.33333333
06-Jul-94      104.8076923      113.2258588     99.98879376      97.55555556
07-Jul-94      105.7692308      113.1097972     100.4930745      97.55555556
08-Jul-94      105.2884615      113.6240882     100.7553006      96.55555556
11-Jul-94      105.7692308      111.0654335     100.4213546      95.55555556
12-Jul-94      105.7692308      111.0878077     100.3967009      94.22222222
13-Jul-94      105.2884615      111.7930316     100.5715182      94.66666667
14-Jul-94      105.2884615      112.6101158     101.6204223      98.66666667
15-Jul-94      105.2884615      112.4003668     101.7885158      98.33333333
18-Jul-94      105.7692308      112.3206786     102.0260881      99.55555556
19-Jul-94      105.7692308       112.842239     101.7212784      98.11111111
20-Jul-94           106.25      110.8696563     101.2147564      96.33333333
21-Jul-94      105.7692308      110.0404548     101.4411224      98.33333333
22-Jul-94      105.7692308      111.6107671     101.5531848      97.77777778
25-Jul-94      104.8076923      111.9990365     101.8086871      98.66666667
26-Jul-94      104.8076923      111.9990383      101.609216      100.8888889
27-Jul-94      104.3269231      112.5569756     101.4321574      101.6666667
28-Jul-94      103.8461538      113.0123605     101.8042046              102
29-Jul-94      104.8076923      114.2354316     102.7074275      102.7777778
01-Aug-94      104.3269231      115.3913855     103.3237707      102.5555556
02-Aug-94      103.8461538      115.2841818     103.2229145      102.6666667
03-Aug-94      103.8461538      116.1679296     103.4223856              102
04-Aug-94      103.3653846      114.8199372      102.738805      100.1111111
05-Aug-94      104.8076923      113.0701609     102.4452015      98.55555556
08-Aug-94      104.8076923      113.2710538     102.6245013      98.66666667
09-Aug-94      105.2884615      112.2488755     102.6334663      98.44444444
10-Aug-94      104.8076923      112.4320543     103.1646421      97.55555556
11-Aug-94      105.2884615      111.9901787     102.8463849      97.11111111
12-Aug-94      104.3269231       112.378448     103.5322067      97.44444444
15-Aug-94      104.8076923      113.9497075     103.3730781      96.66666667
16-Aug-94      105.2884615      113.2132551     104.2202698      99.44444444
17-Aug-94      104.8076923      110.4324426     104.2561298      99.55555556
18-Aug-94      104.8076923      109.3436043     103.8078802      98.66666667
19-Aug-94      105.2884615      109.8791656     103.9221839      97.44444444
22-Aug-94      103.8461538      110.7764262     103.6173742      96.66666667
23-Aug-94      103.8461538      110.9013439     104.1082074      96.88888889
24-Aug-94      105.2884615      111.7403433     105.1212515      98.44444444
25-Aug-94      104.8076923      110.6692243      104.908333      97.77777778
26-Aug-94      105.2884615      110.6692243     106.1903268      100.4444444
29-Aug-94      105.7692308      111.2136434     106.3673854      99.77777778
30-Aug-94      105.2884615      110.3653307     106.6990901      99.66666667
31-Aug-94      105.2884615      111.0840709     106.5690977      99.22222222
01-Sep-94      104.3269231      110.4277913     106.0491282               99
02-Sep-94      104.3269231      110.5126226     105.5605361      98.11111111
05-Sep-94      104.3269231      110.5126226     105.5605361      98.11111111
06-Sep-94      104.3269231      111.2714492     105.7555247               98
07-Sep-94      104.3269231      110.7848322     105.5538124      96.88888889
08-Sep-94      104.3269231      110.5349968     106.0424044      97.44444444
09-Sep-94      103.8461538      109.6866805     104.9307454               96
12-Sep-94      103.8461538      107.7896158     104.4892196      95.77777778

     13-Sep-94            104.3269231            107.7271588       105.0607378        95.66666667
     14-Sep-94            103.8461538             108.271578       105.0697028        95.44444444
     15-Sep-94            104.8076923            107.9056774       106.4166928        96.22222222
     16-Sep-94            103.8461538            108.8831126       105.6053611        95.33333333
     19-Sep-94            104.3269231            108.2268295       105.5291586        93.77777778
     20-Sep-94            104.3269231            106.8965511       103.8504639        93.77777778
     21-Sep-94            104.3269231            107.6106329       103.4246268        94.44444444
     22-Sep-94            103.8461538             107.199991       103.3820431        93.22222222
     23-Sep-94            103.8461538             106.842952       103.0234435        95.33333333
     26-Sep-94            104.3269231            105.4590744        103.281187        95.88888889
     27-Sep-94            104.3269231            105.8072591       103.5568605        94.88888889
     28-Sep-94            103.8461538            104.9948316       104.1821686        95.55555556
     29-Sep-94            103.8461538             105.209239       103.5994442        94.88888889
     30-Sep-94            103.8461538            104.9594001       103.7047828        94.11111111
     03-Oct-94            103.8461538            104.3478654       103.4873818        93.33333333
     04-Oct-94            103.8461538            103.8836226       101.8848895        94.55555556
     05-Oct-94            103.8461538            104.1292585        101.645076        94.22222222
     06-Oct-94            103.3653846            103.5624652       101.3850912        93.88888889
     07-Oct-94            102.8846154            103.8929341       101.9991932        96.44444444
     10-Oct-94            102.4038462            103.6295807       102.8822448        96.11111111
     11-Oct-94            102.4038462             104.232261       104.3950872        96.77777778
     12-Oct-94            101.4423077            103.9516799       104.3233673        95.55555556
     13-Oct-94            100.9615385            105.0936346       104.8388543        96.55555556
     14-Oct-94            101.4423077            104.7990544       105.1369402        96.88888889
     17-Oct-94            102.8846154            105.2586423       105.1055628        96.33333333
     18-Oct-94            102.4038462             104.410326       104.8142005        97.33333333
     19-Oct-94            102.4038462            104.8922846       105.4014075        97.66666667
     20-Oct-94            101.9230769            105.1286089       104.6326595        97.55555556
     21-Oct-94            101.9230769             107.123564       104.1933749        97.22222222
     24-Oct-94            101.9230769            105.2577279       103.2834282        96.77777778
     25-Oct-94            101.9230769             103.865455       103.4403156        96.55555556
     26-Oct-94            101.4423077            103.3476059       103.6846116        96.33333333
     27-Oct-94            100.4807692            103.0530221       104.4085347        96.33333333
     28-Oct-94            100.4807692            105.8119158        106.183603                 98
     31-Oct-94                    100            105.3700401       105.8653458        99.55555556
     01-Nov-94            99.03846154            104.8344788       104.9845354        100.7777778
     02-Nov-94            99.03846154            106.7940041       104.5542158        101.7777778
     03-Nov-94            99.03846154             107.660029       104.8702317        101.6666667
     04-Nov-94            99.03846154            109.5883276       103.6084092        101.7777778
     07-Nov-94            99.03846154            109.2490025       103.7854677        100.3333333
     08-Nov-94            102.8846154             108.499032       104.3637097        100.8888889
     09-Nov-94            102.8846154            107.7849503       104.3076785        102.1111111
     10-Nov-94            105.2884615            108.2715708       104.0723475        102.6666667
     11-Nov-94            105.2884615            107.0708686       103.6240979        101.7777778
     14-Nov-94            104.8076923            108.8518752       104.4511184        102.2222222
     15-Nov-94            105.7692308            108.6467776       104.2247523        102.8888889
     16-Nov-94            105.2884615              107.83435       104.3525035        104.3333333
     17-Nov-94            104.8076923            105.7769397       103.8952889        103.1111111
     18-Nov-94            104.8076923            104.9957389       103.4268681        101.5555556
     21-Nov-94            104.8076923             105.098286       102.7163925        100.3333333

     22-Nov-94            102.8846154            104.6965038       100.8763279                100
     23-Nov-94            101.4423077            104.1390564        100.840468        100.5555556
     24-Nov-94            101.4423077            104.1390564        100.840468        100.5555556
     25-Nov-94            100.4807692            104.7943924       101.3694025        100.7777778
     28-Nov-94            101.4423077            105.4371574       101.7885158        103.6666667
     29-Nov-94            101.4423077            105.0537803       102.0148819        104.7777778
     30-Nov-94            101.9230769            106.0221202       101.6831772        104.3333333
     01-Dec-94            101.4423077            105.8347419       100.6141019                104
     02-Dec-94            101.9230769            106.5711943       101.5957685        105.3333333
     05-Dec-94            101.9230769             107.075527        101.600251        106.4444444
     06-Dec-94            101.4423077            106.6336549       101.5531848        106.3333333
     07-Dec-94                    100            105.8123677       101.1318302        106.3333333
     08-Dec-94            98.07692308            105.7541101        99.8363889        105.1111111
     09-Dec-94            98.07692308            106.5665394       100.1748173        105.7777778
     12-Dec-94            98.07692308            105.0712569       100.7373706                105
     13-Dec-94            97.11538462            106.3968768       100.8897754        105.2222222
     14-Dec-94            97.59615385            106.3745062       101.9700569        109.6666667
     15-Dec-94            99.03846154            109.2089178       102.0529831        109.6666667
     16-Dec-94                    100            112.9895308       102.8284549        109.6666667
     19-Dec-94            100.9615385            114.8287969       102.6289838        109.8888889
     20-Dec-94            103.8461538            119.5691347       102.4474427        112.3333333
     21-Dec-94            105.7692308            124.2022705        103.009996        114.2222222
     22-Dec-94            104.8076923            120.8369489       103.0234435        111.6666667
     23-Dec-94            105.2884615            121.5062857       103.0593034        113.7777778
     26-Dec-94            105.2884615            121.5062857       103.0593034        113.7777778
     27-Dec-94            104.8076923            123.0104244       103.6509929        113.2222222
     28-Dec-94            107.6923077             122.081937        103.290152        111.1111111
     29-Dec-94            109.6153846            122.9969151       103.3573894        110.7777778
     30-Dec-94            111.0576923            125.1079318       102.9337935        109.7777778
     02-Jan-95            111.0576923            125.1079318       102.9337935        109.7777778
     03-Jan-95            111.0576923            124.7373764       102.8979336        109.7777778
     04-Jan-95            111.0576923            123.4071015       103.2565332        110.2222222
     05-Jan-95            111.5384615            122.1663164       103.1736071        109.3333333
     06-Jan-95            111.0576923            121.6974152       103.2498095        109.2222222
     09-Jan-95            111.0576923            121.1124559       103.2834282        109.7777778
     10-Jan-95            111.0576923            121.7911043       103.4739343        109.3333333
     11-Jan-95            111.0576923            120.9833299       103.4694518                110
     12-Jan-95            112.0192308            121.4699469       103.4649693                111
     13-Jan-95            111.5384615            122.2376296       104.4354296        113.5555556
     16-Jan-95                  112.5            124.0857517       105.1996952        116.3333333
     17-Jan-95            112.0192308            123.9207441       105.3498588        114.1111111
     18-Jan-95            111.5384615            124.0633775       105.2758976                114
     19-Jan-95            110.5769231            123.0323413       104.6550719                113
     20-Jan-95            110.0961538            122.7778511       104.1687211        111.2222222
     23-Jan-95            109.6153846            120.8406964       104.3995697        110.3333333
     24-Jan-95            109.6153846            122.3760654       104.4107759                110
     25-Jan-95            109.6153846            122.7955669       104.7648931        109.4444444
     26-Jan-95            110.0961538            123.0677729       104.9621229        110.2222222
     27-Jan-95            111.0576923            123.6480808       105.4260612        113.3333333
     30-Jan-95            111.0576923            123.2243852       105.0047066                113

     31-Jan-95            111.5384615            124.6124622        105.432785        114.7777778
     01-Feb-95            110.5769231            125.5586636       105.4283025        113.5555556
     02-Feb-95            110.5769231            125.8178158       105.9617195        113.5555556
     03-Feb-95            110.0961538            126.8581653       107.2750908                116
     06-Feb-95            111.0576923            127.8714857       107.8354028        114.3333333
     07-Feb-95            111.5384615            128.0411483       107.7614416        115.5555556
     08-Feb-95            111.5384615            127.9922022        107.846609        117.5555556
     09-Feb-95            111.5384615            127.5815568       107.6224842        116.5555556
     10-Feb-95            111.5384615            125.1671021       107.9071227        114.8888889
     13-Feb-95            111.5384615            123.6583103       107.9497064        112.8888889
     14-Feb-95            112.0192308            123.0332593       108.1514187        114.6666667
     15-Feb-95            113.4615385            125.7516112        108.597427        115.6666667
     16-Feb-95            114.9038462            125.0151571       108.7498319        115.3333333
     17-Feb-95            115.3846154            125.0864756       108.0214263        114.2222222
     20-Feb-95            115.3846154            125.0864756       108.0214263        114.2222222
     21-Feb-95            115.3846154            124.3052766       108.1940024        112.3333333
     22-Feb-95            114.9038462            124.9746134       108.7162132        113.5555556
     23-Feb-95            114.9038462            125.7646685       109.1286028        116.3333333
     24-Feb-95            114.9038462            125.5950095       109.3975526        116.4444444
     27-Feb-95            115.3846154            125.0683026       108.4338159        114.5555556
     28-Feb-95            116.3461538            127.3624981       109.2361827        115.7777778
     01-Mar-95            116.3461538            126.8893956       108.8462056        113.3333333
     02-Mar-95            116.3461538            127.6794525       108.7296607        113.6666667
     03-Mar-95            115.8653846            126.7556183       108.7946569        112.7777778
     06-Mar-95            115.8653846             126.081623       108.8417231                112
     07-Mar-95            115.3846154            127.8313993        108.055045        110.7777778
     08-Mar-95            114.9038462            127.1396882       108.2836523        111.5555556
     09-Mar-95            115.8653846            126.9700221       108.2881348        111.8888889
     10-Mar-95            115.8653846            127.8584248       109.7247748        112.8888889
     13-Mar-95            116.3461538            128.0593195       109.8323547        112.8888889
     14-Mar-95            115.8653846            127.7512193       110.4688691        114.7777778
     15-Mar-95            116.8269231            127.0371376        110.242503        115.4444444
     16-Mar-95            116.3461538            127.8094805       111.0336635        115.2222222
     17-Mar-95            115.8653846            125.6760897       111.0583173        115.1111111
     20-Mar-95            116.8269231            125.8457522       111.1995159        115.8888889
     21-Mar-95            115.8653846            124.7259192       110.9574611        116.5555556
     22-Mar-95            116.8269231            124.7923419       111.0887982        116.6666667
     23-Mar-95            116.8269231            123.9533425       111.1546909        116.2222222
     24-Mar-95            116.8269231            122.7125538       112.2797974        116.5555556
     27-Mar-95            116.3461538            122.4403442       112.7795957        118.4444444
     28-Mar-95            115.8653846            121.4188605        112.936483        118.8888889
     29-Mar-95            115.8653846            121.1370984       112.7616657        119.2222222
     30-Mar-95            116.8269231            122.5475461       112.5599534        118.1111111
     31-Mar-95            116.8269231             123.649899       112.2215249        117.3333333
     03-Apr-95            118.2692308            123.3464591       112.4770272        116.8888889
     04-Apr-95            118.2692308            125.3283586       113.2368103        118.7777778
     05-Apr-95            118.2692308             127.140592       113.3107714        118.3333333
     06-Apr-95            117.7884615            128.1762866       113.4250751        118.2222222
     07-Apr-95            117.3076923            129.4795288       113.5012775        118.4444444
     10-Apr-95            116.3461538              129.11363       113.6335111        118.5555556

     11-Apr-95            117.3076923            129.8240005       113.3018064        118.1111111
     12-Apr-95            116.8269231            130.8988361       113.6693711        118.6666667
     13-Apr-95            116.8269231            130.2737869       114.1310682        119.1111111
     14-Apr-95            116.8269231            130.2737869       114.1310682        119.1111111
     17-Apr-95            117.3076923            130.3987081       113.4362813        117.3333333
     18-Apr-95            117.7884615            127.7964161       113.2659465        115.5555556
     19-Apr-95            116.8269231            127.9525659       113.1650903        115.1111111
     20-Apr-95            116.8269231            128.6624481       113.2480165        115.1111111
     21-Apr-95            115.8653846             130.059383       113.9652158        114.1111111
     24-Apr-95            115.8653846            131.0857608       114.9513649        115.1111111
     25-Apr-95            116.8269231            132.0944227       114.7743063        113.2222222
     26-Apr-95            115.8653846            130.5991438       114.8998162        112.3333333
     27-Apr-95            115.8653846            131.9876745       115.0992873        113.5555556
     28-Apr-95            114.9038462            131.5703879        115.359272        113.2222222
     01-May-95            114.9038462            130.4168776       115.2584159        111.5555556
     02-May-95            114.4230769            130.4928492       115.3928908                113
     03-May-95            114.4230769            129.7116519       116.6524721        117.6666667
     04-May-95            115.3846154            129.9349172       116.6659196        117.6666667
     05-May-95            114.4230769            129.9750072       116.5717872        115.6666667
     08-May-95            114.4230769            131.1398225       117.4324264        118.8888889
     09-May-95            114.4230769            130.6042577       117.3427765        119.6666667
     10-May-95            114.9038462            130.9971837       117.5220763        119.5555556
     11-May-95            114.4230769            131.0731553       117.5243175        118.8888889
     12-May-95            115.8653846            130.8233164       117.7887848        119.1111111
     15-May-95            115.8653846            130.4261873       118.2796181        121.1111111
     16-May-95            115.3846154            130.4574176       118.3804742        120.8888889
     17-May-95            115.8653846            130.7384887       118.1294545        119.1111111
     18-May-95            113.4615385            128.6941303       116.4507598        117.7777778
     19-May-95            113.9423077            126.9266418       116.3633511        116.1111111
     22-May-95            113.4615385            126.5560864       117.3629477        118.2222222
     23-May-95            113.4615385            127.4799206       118.4701242        118.6666667
     24-May-95            114.4230769             126.306251       118.4746067        120.3333333
     25-May-95            116.3461538            126.2573032       118.4701242        118.2222222
     26-May-95            115.3846154             126.440482       117.3629477        117.7777778
     29-May-95            115.3846154             126.440482       117.3629477        117.7777778
     30-May-95            112.9807692            125.1460959        117.347259        118.2222222
     31-May-95            111.5384615            125.4360195       119.5481644        120.3333333
     01-Jun-95            110.5769231            126.3022854       119.5683356                120
     02-Jun-95            110.5769231            127.1811392       119.3486934        120.1111111
     05-Jun-95            110.5769231            126.9713884        120.041239        121.1111111
     06-Jun-95            110.5769231            128.6498462       120.0300327        122.3333333
     07-Jun-95            110.5769231            129.6137633       119.4876507        119.8888889
     08-Jun-95            111.0576923            128.6987905       119.3128334        119.2222222
     09-Jun-95            111.0576923             126.792868        118.324443        116.5555556
     12-Jun-95            111.0576923            127.5740688       118.9833699        117.8888889
     13-Jun-95            110.5769231            127.0385039       120.1420951        118.7777778
     14-Jun-95            110.5769231             128.114285       120.2362275        118.6666667
     15-Jun-95            111.5384615            128.5561553       120.3819086        117.7777778
     16-Jun-95            112.0192308             128.038308       120.9892868        117.1111111
     19-Jun-95            112.0192308            128.9621369       122.1973195        119.1111111

     20-Jun-95                  112.5            129.3368918       122.1435295        119.8888889
     21-Jun-95            112.9807692            129.6091014       121.9194047        120.2222222
     22-Jun-95            110.5769231            129.8235088       123.5084495        121.5555556
     23-Jun-95            111.5384615            128.4755181       123.2036398        121.1111111
     26-Jun-95            110.5769231            127.3107064       121.9530234        120.5555556
     27-Jun-95            111.5384615            127.5293133       121.5720113        120.4444444
     28-Jun-95            112.0192308            127.3330771       122.0874983        120.4444444
     29-Jun-95            110.5769231            127.4043956        121.894751        118.8888889
     30-Jun-95            110.0961538            128.0247881       122.0919808                119
     03-Jul-95            110.0961538            128.5025472       122.6164328                119
     04-Jul-95            110.0961538            128.5025472       122.6164328                119
     05-Jul-95            109.6153846            127.9758438        122.654534        118.8888889
     06-Jul-95            109.6153846            128.3864874       124.1628939        118.5555556
     07-Jul-95            108.6538462            129.6449883       124.6963109        118.4444444
     10-Jul-95            108.6538462            130.4839877       124.8800932        119.1111111
     11-Jul-95            108.1730769            130.1670368       124.3399525        119.1111111
     12-Jul-95            108.6538462            130.0999196        125.709355        119.5555556
     13-Jul-95            108.1730769             131.318334       125.7340087                120
     14-Jul-95            108.6538462            130.4611634       125.4852302        120.4444444
     17-Jul-95            108.6538462            130.3096739       126.1195033        118.8888889
     18-Jul-95            108.6538462            130.9706047       125.1647317        117.6666667
     19-Jul-95            108.6538462            131.7294313       123.4882783        116.2222222
     20-Jul-95            108.1730769            131.6175763       124.0620377        115.4444444
     21-Jul-95            108.6538462            131.4479155       124.0799677        115.5555556
     24-Jul-95            108.6538462            132.0011961       124.7545834        115.4444444
     25-Jul-95            108.1730769            133.9383508       125.7564212        118.5555556
     26-Jul-95            107.6923077            136.8575973       125.8707248        117.3333333
     27-Jul-95            107.6923077            140.2140503       126.6798153        118.2222222
     28-Jul-95            107.6923077            139.6920018       126.1665695        118.7777778
     31-Jul-95            108.1730769            140.4508284        125.971581        117.8888889
     01-Aug-95            108.1730769            140.4596863        125.429199        117.3333333
     02-Aug-95            108.6538462            140.0401848       125.2409342        118.2222222
     03-Aug-95            108.6538462            139.0226632       125.2297279        117.8888889
     04-Aug-95            108.6538462            139.5941114       125.2723116        117.3333333
     07-Aug-95            108.6538462            140.0359854       125.5166076        116.4444444
     08-Aug-95            109.1346154            142.3036036       125.5972926        118.5555556
     09-Aug-95            109.1346154            142.7454776       125.4448877                119
     10-Aug-95            108.6538462            141.8440157       124.9383657        119.4444444
     11-Aug-95            109.1346154            142.7366179       124.4139137        121.1111111
     14-Aug-95            109.6153846            143.4152681       125.4516115        122.8888889
     15-Aug-95            111.0576923            144.0179484       125.1893854        126.1111111
     16-Aug-95            112.9807692            143.3751834       125.5031602        126.7777778
     17-Aug-95            114.4230769            142.8531367       125.2947241        126.6666667
     18-Aug-95            113.9423077            142.1120241       125.3328253        126.8888889
     21-Aug-95            114.4230769            142.9915707        125.086288        127.4444444
     22-Aug-95            114.9038462            142.2774872        125.402304        127.7777778
     23-Aug-95            114.4230769             141.402599        124.868887        127.2222222
     24-Aug-95            114.4230769            141.2730229       124.9406069        127.1111111
     25-Aug-95            114.4230769            141.9782485       125.5322964                131
     28-Aug-95            114.9038462            141.8799027       125.2969654        131.1111111

     29-Aug-95            114.1846154            142.5851301       125.5098839                133
     30-Aug-95            113.4615385            142.0271911       125.7160787        134.1111111
     31-Aug-95            113.4615385            143.5047578       125.9312385        132.1111111
     01-Sep-95            113.9423077            143.7545967       126.3705231        131.5555556
     04-Sep-95            113.9423077            143.7545967       126.3705231        131.5555556
     05-Sep-95            112.9807692            144.0356624       127.5651083        130.6666667
     06-Sep-95            114.4230769            144.0445185        127.789233        129.3333333
     07-Sep-95            115.3846154            143.0983136        127.816128        129.7777778
     08-Sep-95            115.3846154             143.075943       128.3517863        129.2222222
     11-Sep-95            114.9038462            142.9062804       128.6274598        131.1111111
     12-Sep-95            114.9038462            144.6826304       129.2101842        133.8888889
     13-Sep-95            114.9038462            146.4459266       129.7167063        133.5555556
     14-Sep-95            114.9038462            147.6512891       130.8014703        134.2222222
     15-Sep-95            114.4230769            147.9234969       130.7431978        135.2222222
     18-Sep-95            114.9038462            147.5217112       130.6132054        135.1111111
     19-Sep-95            114.4230769            148.4278279       130.9337039                135
     20-Sep-95            113.9423077            148.9946195       131.5097046        135.1111111
     21-Sep-95            113.9423077            147.9731394       130.6647541        132.8888889
     22-Sep-95                  112.5            147.2679138       130.3801156        132.2222222
     25-Sep-95            114.4230769              147.01342       130.3980456        133.3333333
     26-Sep-95            114.9038462            147.2094205       130.3083957        132.2222222
     27-Sep-95            114.4230769            147.1292495       130.2254695        131.1111111
     28-Sep-95            113.9423077            146.4953406       131.3079923        131.4444444
     29-Sep-95            114.4230769            146.6202618       130.9807701        134.2222222
     02-Oct-95            113.4615385            144.5358189       130.3778744        131.7777778
     03-Oct-95            113.4615385            142.2015369       130.5168318        133.7777778
     04-Oct-95            112.9807692            138.4656617       130.3218432                134
     05-Oct-95            113.4615385            138.2246842        130.581828        132.6666667
     06-Oct-95            113.4615385            137.7469251       130.5504505        132.3333333
     09-Oct-95            112.9807692            137.6933259       129.6270563        133.2222222
     10-Oct-95            112.0192308            137.4299742       129.4365503        131.5555556
     11-Oct-95            113.4615385            140.1884143       129.8713524                131
     12-Oct-95            113.4615385            139.9875178       130.6871666        131.1111111
     13-Oct-95                  112.5            140.2555226       131.0009413        130.8888889
     16-Oct-95            112.9807692            144.6117869       130.6714779        132.2222222
     17-Oct-95                  112.5            145.5761595       131.5119459        133.4444444
     18-Oct-95            112.9807692            146.2412969       131.6598682        133.3333333
     19-Oct-95            112.9807692            145.8530257       132.3793088        133.8888889
     20-Oct-95            112.9807692             144.862076       131.6643507        133.4444444
     23-Oct-95            112.0192308             144.862076       131.1264512        131.4444444
     24-Oct-95            111.5384615            145.0718285       131.4581559        129.4444444
     25-Oct-95            111.0576923             142.116695        130.545968        127.8888889
     26-Oct-95            111.0576923            141.7685102       129.2572504                127
     27-Oct-95            111.0576923            142.0318637       129.9251423                129
     30-Oct-95            110.5769231              142.63874       130.7207853        130.3333333
     31-Oct-95            110.5769231            142.3129312       130.3285669        128.7777778
     01-Nov-95            110.0961538            143.5224842       130.9381864        130.1111111
     02-Nov-95            108.6538462            144.0491876       132.1708727                135
     03-Nov-95            109.6153846            146.4417254       132.3613788        135.1111111
     06-Nov-95            109.6153846            146.4151535       131.8884755        134.2222222

     07-Nov-95            109.1346154            146.7498202       131.4088484        134.2222222
     08-Nov-95            109.6153846            148.7629482       132.6168811        134.4444444
     09-Nov-95            111.0576923            149.0668435       132.9642745        133.1111111
     10-Nov-95            111.0576923            147.8484291       132.8432471        131.8888889
     13-Nov-95            111.5384615            147.4200715       132.7491147        130.3333333
     14-Nov-95            111.5384615             145.911278       132.0744991        129.2222222
     15-Nov-95            111.0576923             144.415999       133.1211619                129
     16-Nov-95            110.0961538            145.9872567       133.8787037        128.7777778
     17-Nov-95            110.5769231            145.5453881       134.4905643        128.8888889
     20-Nov-95            110.0961538            142.7021186       133.7688825        128.8888889
     21-Nov-95            110.0961538            142.8941553       134.5286656        130.4444444
     22-Nov-95            110.0961538            141.5415063       134.1162759        130.7777778
     23-Nov-95            110.0961538            141.5415063       134.1162759        130.7777778
     24-Nov-95            110.0961538            140.7290752       134.4681519        131.5555556
     27-Nov-95            110.5769231            140.7603055       134.7707203        133.2222222
     28-Nov-95            110.5769231            139.4253758       135.9204805                134
     29-Nov-95            111.0576923            140.2601793        136.187189        133.4444444
     30-Nov-95                  112.5            141.3718437       135.6784257                133
     01-Dec-95            113.4615385            141.6174815       136.0392667        134.3333333
     04-Dec-95            112.0192308            142.8852974       137.5409028        139.4444444
     05-Dec-95            113.4615385            141.2026331       138.4374019        138.8888889
     06-Dec-95            112.9807692            141.2338616       138.9977139        140.3333333
     07-Dec-95                  112.5            141.7959965       138.0989735                140
     08-Dec-95                  112.5             143.501487        138.392577        138.6666667
     11-Dec-95            110.5769231            144.9385119       138.8497916        138.1111111
     12-Dec-95            110.5769231            145.2377506       138.6839392        135.8888889
     13-Dec-95            110.5769231            143.8205398       139.3361424        137.3333333
     14-Dec-95                  112.5            145.0600422       138.2670671                136
     15-Dec-95            114.4230769            142.1957026       138.1370747        137.7777778
     18-Dec-95            113.4615385            141.0742421       136.0011654        137.3333333
     19-Dec-95            113.4615385            142.2191267       137.1486844        137.7777778
     20-Dec-95            113.4615385            142.2292626       135.8061769                138
     21-Dec-95            113.9423077            144.8885128       136.8259447        137.4444444
     22-Dec-95            115.3846154            146.1466601       137.1554081                137
     25-Dec-95            115.3846154            146.1466601       137.1554081                137
     26-Dec-95            114.9038462             143.956554       137.6798601        137.7777778
     27-Dec-95            117.3076923            144.9843262       137.7314088        136.4444444
     28-Dec-95            115.8653846            148.8661704       137.6395177        136.5555556
     29-Dec-95            116.8269231             150.004413       138.0451836        137.7777778
     01-Jan-96            116.8269231             150.004413       138.0451836        137.7777778
     02-Jan-96            116.3461538            148.6387249       139.1209826        138.6666667
     03-Jan-96            116.3461538            148.2940313       139.2532162        137.5555556
     04-Jan-96            116.3461538            149.6831408       138.4418844        137.8888889
     05-Jan-96            116.3461538            150.1585738       138.2200009        137.4444444
     08-Jan-96            115.8653846            147.5994245       138.6122193        137.3333333
     09-Jan-96            116.3461538             151.722705       136.5928549        135.8888889
     10-Jan-96            115.8653846            151.1336575       134.1342059        133.4444444
     11-Jan-96            114.9038462            145.3843481       135.0777713        134.2222222
     12-Jan-96            114.9038462            145.6042676       134.8805415        133.7777778
     15-Jan-96            114.9038462            144.9478305       134.4345331        132.8888889

     16-Jan-96            114.4230769            144.6144357       136.3664889        134.8888889
     17-Jan-96            113.9423077            145.1854615       135.9025505        136.3333333
     18-Jan-96            112.9807692            144.9255693       136.3216639        134.6666667
     19-Jan-96            113.9423077            144.4811373       137.1262719        134.3333333
     22-Jan-96            115.3846154            143.2849866       137.4781478                133
     23-Jan-96            117.3076923            140.9918566       137.3414317        130.5555556
     24-Jan-96            115.8653846            140.3318408       138.9484065        130.3333333
     25-Jan-96            115.3846154            140.7278019       138.2917208        129.2222222
     26-Jan-96            114.9038462            141.1304036       139.3204536        129.3333333
     29-Jan-96            115.8653846            141.9805884       139.9031781                130
     30-Jan-96            116.3461538            142.5364188       141.2322381        131.5555556
     31-Jan-96            115.8653846            143.5306311       142.5478506                136
     01-Feb-96            116.3461538            143.7713688       143.0947151        133.7777778
     02-Feb-96            116.3461538            145.6586352       142.5075082        133.3333333
     05-Feb-96            116.8269231            143.3721486       143.7603658        131.8888889
     06-Feb-96            117.7884615            143.0239639       144.8585773        134.7777778
     07-Feb-96            116.8269231             141.060246       145.6654265        130.1111111
     08-Feb-96            117.3076923            141.8549525       147.0415527        131.7777778
     09-Feb-96            117.3076923            142.1047949       147.1087902        131.7777778
     12-Feb-96            117.3076923            142.3970778       148.2473441        133.7777778
     13-Feb-96            119.7115385             142.844855       148.0366668        132.8888889
     14-Feb-96            121.6346154            142.7390816       146.9317316        132.1111111
     15-Feb-96            121.6346154            143.5380696         145.97696        133.3333333
     16-Feb-96            124.5192308            145.6336831       145.2283832        133.4444444
     19-Feb-96            124.5192308            145.6336831       145.2283832        133.4444444
     20-Feb-96            124.0384615            143.8697031       143.5855484                131
     21-Feb-96            124.0384615            142.9964514       145.2552781        129.5555556
     22-Feb-96            124.5192308            142.8859852       147.6668609        129.7777778
     23-Feb-96            124.5192308            142.5881357       147.7161684        129.6666667
     26-Feb-96            124.5192308            143.0233666       145.7842126        128.5555556
     27-Feb-96            124.0384615            142.4441095       145.0625308        128.5555556
     28-Feb-96            122.1153846            144.8644863       144.5044601        128.8888889
     29-Feb-96            122.1153846            143.3559336        143.536241        127.8888889
     01-Mar-96            122.1153846            143.6806943       144.4192927        130.8888889
     04-Mar-96            123.5576923            146.0868509       145.8626563        134.2222222
     05-Mar-96            123.5576923            146.0513029       146.9787978        134.1111111
     06-Mar-96            123.0769231            146.8581373       146.1293648        136.4444444
     07-Mar-96            122.5961538            145.9380442       146.4991707                136
     08-Mar-96            119.2307692            143.1169298       141.9830562                132
     11-Mar-96            119.2307692             141.836524       143.4443498                130
     12-Mar-96            120.1923077            141.5307628       142.7876642        127.8888889
     13-Mar-96            120.1923077            142.0690638       143.1148864        128.1111111
     14-Mar-96            117.7884615            141.4038743       143.6348559        129.3333333
     15-Mar-96            117.7884615            142.0272309       143.7603658        126.5555556
     18-Mar-96            120.1923077            143.0760237       146.2750459        128.4444444
     19-Mar-96            119.2307692            142.2299193       146.0598861        130.1111111
     20-Mar-96            119.7115385            142.0331512       145.6766327        130.2222222
     21-Mar-96            119.7115385            141.9565565       145.4995742        130.4444444
     22-Mar-96            120.1923077            142.5424558       145.8200726        130.7777778
     25-Mar-96            120.1923077            142.7099061       145.6900802        131.4444444

     26-Mar-96            119.7115385            142.3936504       146.3467659                131
     27-Mar-96            120.6730769            141.9464246       145.4368192        129.8888889
     28-Mar-96            120.1923077            140.5217618        145.443543                131
     29-Mar-96            125.4807692            141.3155402       144.6725537        129.5555556
     01-Apr-96            124.0384615            141.2039164       146.5171007        130.6666667
     02-Apr-96            124.0384615            141.7888862       146.8600117                131
     03-Apr-96            123.5576923            142.2493988        146.998969        130.5555556
     04-Apr-96            123.5576923            142.1695683       146.9944865        130.6666667
     05-Apr-96            123.5576923            142.1695683       146.9944865        130.6666667
     08-Apr-96            122.1153846            138.9047167       144.3901564        128.6666667
     09-Apr-96            122.5961538            137.4781949       143.9307006        128.4444444
     10-Apr-96            119.2307692            136.0690275       141.9830562                126
     11-Apr-96            121.1538462            132.3875332       141.4630866        125.3333333
     12-Apr-96            121.6346154            132.9288597       142.7024968        127.2222222
     15-Apr-96            122.1153846            134.9318435       143.9979381        129.1111111
     16-Apr-96            121.3961538            133.9525476       144.5604913        127.6666667
     17-Apr-96            120.6730769            133.3906863       143.8007082        127.6666667
     18-Apr-96            120.6730769            133.3767856       144.2489578        127.3333333
     19-Apr-96            119.7115385            134.3317695         144.57618        128.2222222
     22-Apr-96            120.1923077            133.8835687       145.2082119        128.3333333
     23-Apr-96            119.2307692            136.5256967       146.0352324        128.1111111
     24-Apr-96            118.2692308            136.3586089       145.7192165                128
     25-Apr-96            116.8269231            137.7894418       146.3243534        127.1111111
     26-Apr-96            116.3461538            137.7830251        146.456587        126.8888889
     29-Apr-96            115.3846154            136.8424254       146.6134744        127.2222222
     30-Apr-96            115.8653846            136.6471577       146.6157156                127
     01-May-96            115.3846154            137.0142977       146.7076068        126.8888889
     02-May-96            114.9038462            134.8530714       144.1974091        125.2222222
     03-May-96            115.1461538            134.8080875       143.8051907        125.5555556
     06-May-96            114.9038462            133.2843823       143.6214084        124.4444444
     07-May-96            114.9038462            133.3507455       143.0498902        123.6666667
     08-May-96            115.8653846             133.376213       144.5089426                126
     09-May-96            117.3076923            132.4411982       144.6591062        126.3333333
     10-May-96            117.7884615            133.3442839       146.1495361        126.1111111
     13-May-96                 118.75            133.5500706       148.2607916        126.3333333
     14-May-96            120.1923077            134.6603367        149.177462        126.2222222
     15-May-96            120.1923077            133.9469598       149.1371195        125.7777778
     16-May-96            121.1538462            132.8162915       149.0093684        124.4444444
     17-May-96            122.1153846            132.6561873       149.9193151        124.4444444
     20-May-96            122.5961538            134.4261094       150.8696042                125
     21-May-96            121.6346154            134.0645878       150.7821955                126
     22-May-96            121.1538462            133.7529345       152.0507419        126.5555556
     23-May-96            121.1538462            135.7666435       151.5083599        125.6666667
     24-May-96            123.0769231            136.3560366       152.0709131        126.5555556
     27-May-96            123.0769231            136.3560366       152.0709131        126.5555556
     28-May-96            122.1153846            137.5487978       150.6634094                126
     29-May-96            123.5576923            135.4240489       149.6996728        126.2222222
     30-May-96            123.5576923            135.2331759       150.5446232        127.5555556
     31-May-96            122.5961538            135.6047847       149.9663813        129.7777778
     03-Jun-96            123.0769231            135.9865241       149.6436416        131.3333333

     04-Jun-96            123.0769231            136.6218305       150.7373706        133.3333333
     05-Jun-96            123.5576923            135.9562299       152.0552243                136
     06-Jun-96            122.5961538            136.4231578       150.8427092        135.3333333
     07-Jun-96            122.1153846              133.71437       150.9054642        134.6666667
     10-Jun-96            122.1153846            133.3547614       150.6477207                135
     11-Jun-96            120.1923077            135.1318556       150.3810121                133
     12-Jun-96            119.7115385            135.9593871       149.9484513        132.3333333
     13-Jun-96            120.1923077            135.7074599       149.6974315        132.4444444
     14-Jun-96            120.6730769             136.332483       149.2334932        131.3333333
     17-Jun-96            121.1538462            137.4130253       149.0788471        133.1111111
     18-Jun-96            121.6346154             137.550181       148.3840602                133
     19-Jun-96            121.6346154             137.395476       148.3616478        133.4444444
     20-Jun-96            122.1153846            137.2760944       148.3930252        134.5555556
     21-Jun-96            121.6346154            138.9619877       149.4553768        135.5555556
     24-Jun-96            120.6730769            138.6199707       149.9058676        135.5555556
     25-Jun-96                 118.75            139.9417711       149.8229414        136.2222222
     26-Jun-96            119.7115385            139.9637377        148.906271        135.7777778
     27-Jun-96            120.1923077            140.1572545       149.8386301        135.2222222
     28-Jun-96            121.1538462            141.3317181       150.3048097        135.3333333
     01-Jul-96            120.1923077            142.4659105       151.4814649        137.3333333
     02-Jul-96            120.1923077            142.6992101       150.9727016        136.6666667
     03-Jul-96            120.6730769            141.6978996       150.7015106                135
     04-Jul-96            120.6730769            141.6978996       150.7015106                135
     05-Jul-96            120.1923077            140.2914494       147.3486037        133.1111111
     08-Jul-96            120.6730769            138.2159846       146.2503922        130.8888889
     09-Jul-96            120.1923077             138.380169        146.745708        132.1111111
     10-Jul-96            120.1923077            138.4117057       147.0393115        133.3333333
     11-Jul-96            120.1923077            137.5067644       144.7106549        132.2222222
     12-Jul-96            119.7115385            136.9254355       144.8271998        133.7777778
     15-Jul-96            120.1923077            134.4012931       141.1537944        131.4444444
     16-Jul-96            117.7884615             133.401692        140.833296                133
     17-Jul-96            117.3076923            137.2286609       142.1108073        133.2222222
     18-Jul-96            116.8269231            138.2643627       144.2377516        134.6666667
     19-Jul-96            116.3461538            137.9514225       143.1552288        132.8888889
     22-Jul-96            115.8653846            137.7938202       142.0435699        131.4444444
     23-Jul-96            115.8653846            135.4613419       140.4971088                131
     24-Jul-96            111.5384615            135.0267793       140.4478013        131.8888889
     25-Jul-96            111.0576923            136.7939397       141.4608454        131.2222222
     26-Jul-96            111.5384615            137.9466375       142.5209557        132.3333333
     29-Jul-96            112.0192308            138.2764991        141.402573        130.7777778
     30-Jul-96            111.5384615            136.6927741       142.3775158        130.3333333
     31-Jul-96            115.3846154            137.0628424       143.4286611        130.4444444
     01-Aug-96            113.4615385            139.3629817       145.6855977        133.7777778
     02-Aug-96            114.4230769            139.7156187       148.4804339        135.4444444
     05-Aug-96                  112.5            139.9116046       147.9739119        134.1111111
     06-Aug-96            111.5384615            140.4084276       148.4557802        135.1111111
     07-Aug-96            111.0576923            140.9655232       148.8547223        135.3333333
     08-Aug-96            111.0576923            141.7538033       148.5028464        133.6666667
     09-Aug-96            110.0961538            140.8216104       148.3930252        132.8888889
     12-Aug-96            110.0961538            140.8778261       149.2155632        134.6666667

     13-Aug-96            110.5769231            141.8721124       147.9671881        133.1111111
     14-Aug-96            110.5769231            143.8819368        148.381819        132.5555556
     15-Aug-96            110.5769231            148.6431134       148.4333677        132.5555556
     16-Aug-96            113.4615385            148.3573528       149.0900533        134.5555556
     19-Aug-96            112.7423077            147.9209097       149.3971043        135.4444444
     20-Aug-96            111.5384615             146.207804       149.1976332        135.8888889
     21-Aug-96            111.0576923            145.8652709       149.0586759                135
     22-Aug-96            111.0576923            146.6789426        150.316016        134.1111111
     23-Aug-96            110.5769231            147.4171649       149.4979605        132.6666667
     26-Aug-96            110.0961538            147.6501276       148.7919674        132.5555556
     27-Aug-96            116.3461538            147.7378248       149.3567618        131.4444444
     28-Aug-96            114.9038462            149.2657389       149.0004034                131
     29-Aug-96            114.4230769             149.515425       147.3396387        129.8888889
     30-Aug-96            114.9038462            148.8655781       146.1271236        128.7777778
     02-Sep-96            114.9038462            148.8655781       146.1271236        128.7777778
     03-Sep-96                  112.5            148.7453771       146.7389843        128.1111111
     04-Sep-96                  112.5            148.8960669       146.9384553        127.1111111
     05-Sep-96            112.0192308            149.2292283       145.5556054        126.6666667
     06-Sep-96            111.5384615            149.5468419       146.9541441        128.3333333
     09-Sep-96            111.0576923             149.900966       148.7650724        130.6666667
     10-Sep-96            112.0192308            149.6568138       148.7762786        128.7777778
     11-Sep-96            114.4230769            149.2869227       149.5539917        127.6666667
     12-Sep-96            116.3461538            148.4428449       150.4213546        127.5555556
     13-Sep-96            118.2692308            150.2139448       152.5258864        128.6666667
     16-Sep-96            117.7884615            149.9558508       153.2968757        129.6666667
     17-Sep-96            119.4730769            149.0690188       153.0637859        128.6666667
     18-Sep-96            117.7884615            146.6923811       152.7343225                128
     19-Sep-96            118.2692308            147.1110642       153.0772334        127.4444444
     20-Sep-96            118.2692308            146.1494546       153.9804563        126.4444444
     23-Sep-96            117.7884615            146.7599687       153.8571877        125.5555556
     24-Sep-96            116.3461538            146.7121559       153.6621991        125.3333333
     25-Sep-96            116.3461538            145.8354339       153.7115066        125.2222222
     26-Sep-96            117.3076923             145.566479       153.7182303        126.8888889
     27-Sep-96            118.2692308            147.0018994       153.7921915        126.7777778
     30-Sep-96            120.6730769            146.5374612       154.0476938                126
     01-Oct-96            120.1923077            146.5141456       154.4399121        126.6666667
     02-Oct-96            119.7115385            147.4596921       155.5448474        129.7777778
     03-Oct-96                 118.75            146.9180714       155.2691739        129.5555556
     04-Oct-96            119.7115385            149.4838117       157.2145771        131.3333333
     07-Oct-96            119.4730769            150.6822187       157.6359317        131.1111111
     08-Oct-96            120.1923077            152.0115605       157.0307947                131
     09-Oct-96            116.8269231            149.6245759       156.1567081        130.7777778
     10-Oct-96            116.8269231            147.9144331       155.6793222        129.6666667
     11-Oct-96            117.3076923             149.252329       157.0352772                129
     14-Oct-96            116.8269231            149.3923413       157.6807566                128
     15-Oct-96            117.3076923            150.2022891       157.4633556        127.8888889
     16-Oct-96            115.8653846            151.1607719       157.8757452        128.3333333
     17-Oct-96            117.7884615             149.959549       158.4539872        129.2222222
     18-Oct-96            117.3076923            150.3512308       159.3123851        130.7777778
     21-Oct-96            116.3461538            149.7083346       159.0949841        131.1111111

     22-Oct-96            114.4230769            149.5036272       158.3598548        128.5555556
     23-Oct-96            113.4615385            147.8279393       158.5167421        130.2222222
     24-Oct-96            114.9038462            146.8402776       157.4006007        128.2222222
     25-Oct-96            113.9423077            145.9636662       157.0935497        128.5555556
     28-Oct-96            112.0192308            144.4803715       156.2732529        126.8888889
     29-Oct-96            115.3846154            145.7025988       157.2235421                128
     30-Oct-96            115.8653846            145.9652629       157.0890672        130.3333333
     31-Oct-96            115.3846154            146.7705176       158.0684925        130.8888889
     01-Nov-96            114.9038462            145.1995882       157.7323053        130.8888889
     04-Nov-96            115.3846154            145.8711163       158.3957147        132.2222222
     05-Nov-96            115.1461538             146.902501       160.0564794                132
     06-Nov-96            117.3076923            147.4797473       162.3985835        133.3333333
     07-Nov-96            118.2692308            148.9059447       163.0844054        137.2222222
     08-Nov-96            121.1538462            148.3084395        163.794881        137.7777778
     11-Nov-96            121.6346154            148.6498932        164.030212                138
     12-Nov-96            121.1538462            149.2556661       163.5124838        139.8888889
     13-Nov-96            119.7115385            150.1844402       163.8643597        141.3333333
     14-Nov-96            119.7115385            150.9225651       164.9289524        140.2222222
     15-Nov-96            119.2307692            151.1119921       165.3189296        139.2222222
     18-Nov-96                 118.75            150.0817604       165.1844547        141.7777778
     19-Nov-96                 118.75            149.7977143       166.3364561        142.3333333
     20-Nov-96            114.9038462             152.227297       166.7376395        144.1111111
     21-Nov-96            114.4230769            152.2921855       166.4686898        143.7777778
     22-Nov-96            114.4230769             154.433297        167.808956        146.1111111
     25-Nov-96            116.3461538            157.0231258       169.6691918        148.5555556
     26-Nov-96            118.2692308            156.5822576       169.4293783        150.5555556
     27-Nov-96            118.2692308            156.8208761       169.2142185        150.2222222
     28-Nov-96            118.2692308            156.8208761       169.2142185        150.2222222
     29-Nov-96            117.7884615            156.4011145       169.6669506                150
     02-Dec-96            121.1538462            155.7615218       169.5638532        147.6666667
     03-Dec-96            124.5192308            155.2456634       167.7080999                147
     04-Dec-96            125.4807692            152.5199346        166.995383        144.8888889
     05-Dec-96            125.9615385            153.0938338       166.8340132        144.6666667
     06-Dec-96            124.0384615            150.5532988       165.7626967        144.3333333
     09-Dec-96            123.5576923            150.9553566       168.0510108        144.6666667
     10-Dec-96            124.0384615            149.8253329       167.5422475        145.4444444
     11-Dec-96            123.5576923            149.8341382       166.0159577                143
     12-Dec-96            123.0769231            150.4810951        163.460935        141.6666667
     13-Dec-96            123.5576923            148.8635022       163.3062889        141.4444444
     16-Dec-96            124.0384615            147.5088039        161.589493        139.3333333
     17-Dec-96            123.0769231             146.080297       162.7235645        138.3333333
     18-Dec-96            123.0769231            146.5442211       163.9562508        138.1111111
     19-Dec-96            123.5576923            147.2733142       167.1433054        139.7777778
     20-Dec-96            123.5576923            149.2814929       167.8403335        138.2222222
     23-Dec-96            123.0769231            149.4183138       167.4032902        139.2222222
     24-Dec-96            124.5192308            149.3713489        168.324443        139.8888889
     25-Dec-96            124.5192308            149.3713489        168.324443        139.8888889
     26-Dec-96            124.0384615             149.686448       169.3980008        140.8888889
     27-Dec-96            124.0384615            151.6538295       169.6154019                142
     30-Dec-96            123.0769231            150.7964726        168.956475        141.7777778

     31-Dec-96            120.1923077            152.8431569       166.0181989        140.2222222
     01-Jan-97            120.1923077            152.8431569       166.0181989        140.2222222
     02-Jan-97            120.1923077            149.4910305       165.1822135        137.4444444
     03-Jan-97            118.2692308            150.9799851       167.6520687        137.2222222
     06-Jan-97            116.8269231            149.7236563       167.5669013        136.7777778
     07-Jan-97            116.8269231            149.0255003       168.8175176        136.4444444
     08-Jan-97            116.8269231             147.927121       167.7372361        135.8888889
     09-Jan-97            119.2307692            149.1164024       169.1805998        139.1111111
     10-Jan-97            118.2692308            149.8956112         170.22278        138.2222222
     13-Jan-97            145.6730769            148.7668484       170.2250213        137.3333333
     14-Jan-97            145.6730769            151.0005015       172.3205881                139
     15-Jan-97            145.6730769            150.1967226       171.9485409        138.4444444
     16-Jan-97            145.6730769            149.6295619       172.5200592        136.1111111
     17-Jan-97            145.1923077            150.3196028       173.9589403                138
     20-Jan-97            145.6730769            151.1113725       174.0777265        138.1111111
     21-Jan-97            145.1923077            151.7101766       175.4269577        137.3333333
     22-Jan-97            145.6730769            152.5420591       176.2136358        136.1111111
     23-Jan-97            145.6730769             153.420723       174.2704738        136.1111111
     24-Jan-97            145.6730769            153.4691647       172.6926353        134.6666667
     27-Jan-97            145.6730769            152.3705539       171.4599489        134.7777778
     28-Jan-97            146.1538462            152.3479851       171.4599489        134.4444444
     29-Jan-97            145.6730769              151.39545       173.1364023        136.8888889
     30-Jan-97            145.6730769            153.7391877       175.7519387        139.2222222
     31-Jan-97            145.6730769            155.2115641        176.197947        143.5555556
     03-Feb-97            146.1538462            155.1919728       176.3256981        146.5555556
     04-Feb-97            146.1538462            156.4795538       176.8927339        146.6666667
     05-Feb-97            146.1538462              155.95484       174.4318437        144.7777778
     06-Feb-97            146.1538462            157.2784081        174.850957        145.3333333
     07-Feb-97            146.6346154            157.0764588       176.9599713        146.1111111
     10-Feb-97            146.6346154            156.4860543       176.0343359        145.1111111
     11-Feb-97            146.6346154            156.5461434       176.9666951        147.8888889
     12-Feb-97            147.1153846            158.8681695       179.9206598        149.8888889
     13-Feb-97            147.1153846            159.3102672       181.9489892        153.7777778
     14-Feb-97            146.6346154            160.8686753       181.2004124        155.2222222
     17-Feb-97            146.6346154            160.8686753       181.2004124        155.2222222
     18-Feb-97            147.1153846            161.7941851        182.950827                156
     19-Feb-97            146.6346154            162.6862344       182.0991528        156.7777778
     20-Feb-97            146.6346154            163.4109249       179.9273836        152.7777778
     21-Feb-97            147.1153846            163.0606241        179.696535        152.8888889
     24-Feb-97            147.1153846            162.8819841        181.603837                155
     25-Feb-97            147.1153846            163.9760154       182.0117441        153.7777778
     26-Feb-97            147.5961538            166.5531716        180.572863                154
     27-Feb-97            147.1153846            165.1884257       178.1948989        153.3333333
     28-Feb-97            147.5961538            162.5020996       177.2423686        150.7777778
     03-Mar-97            147.5961538            163.5277191       178.2486889        151.3333333
     04-Mar-97            148.0769231            163.4554826       177.2715048        152.1111111
     05-Mar-97            148.0769231            164.2394784       179.7458425        152.8888889
     06-Mar-97            147.5961538            164.3027128       178.9770944        152.5555556
     07-Mar-97            148.0769231            166.2005617       180.4137344        153.3333333
     10-Mar-97            148.5576923            167.3736518       182.3591376        154.4444444

     11-Mar-97            147.5961538            167.1919905       181.8414093        154.8888889
     12-Mar-97            147.1153846            167.7761154       180.2546058                155
     13-Mar-97            146.1538462            166.2996873       176.9599713        150.6666667
     14-Mar-97            146.6346154            166.0494716       177.7690618        150.6666667
     17-Mar-97            147.1153846            163.6263904       178.3383388        151.6666667
     18-Mar-97            145.6730769            164.2504437       176.9823838        151.1111111
     19-Mar-97            145.1923077            164.9397848       176.1105383        149.7777778
     20-Mar-97            146.1538462            163.9957621        175.411269        148.2222222
     21-Mar-97            146.1538462            163.0539743       175.7362499                149
     24-Mar-97            146.1538462            162.0935642       177.2580573        148.3333333
     25-Mar-97            146.6346154            162.0617384       176.8501502        148.4444444
     26-Mar-97            146.6346154            161.7791399       177.1706486        146.7777778
     27-Mar-97            147.1153846            161.0116495       173.4456946        143.1111111
     28-Mar-97            147.1153846            161.0116495       173.4456946        143.1111111
     31-Mar-97            147.5961538            159.0526144        169.689363        140.4444444
     01-Apr-97            147.5961538            158.7508637       170.2541575                139
     02-Apr-97            148.0769231            158.1002598       168.1182482        139.1111111
     14-Apr-97            148.0769231            155.9305868       168.1653144        138.6666667
     04-Apr-97            147.5961538             154.027371       169.8641804        136.8888889
     07-Apr-97            148.0769231            155.1270998       170.8122282        139.1111111
     08-Apr-97            148.5576923            154.7929685       171.7064862        142.1111111
     09-Apr-97            148.5576923            154.3214551       170.4693173                141
     10-Apr-97            148.5576923            154.3959948       169.9627953                140
     11-Apr-97            147.5961538            152.1414457       165.3256533        138.4444444
     14-Apr-97            147.5961538            152.2258786       166.6883321        139.6666667

Note: (1) The Broker-Reinsurer Composite consists of the following companies:
          NAC Re, Everest Re (Prudential Re), Transatlantic Holdings, Chartwell Re and Trenwick Group.

                                    Last Twelve Months
            JUICE        BROKER-REINSURER COMPOSITE(1)         S&P 500      GENERAL RE
  15-Apr-96             100                    100              100             100
  16-Apr-96     99.41102362            99.27422919      100.3906676     98.88123924
  17-Apr-96     98.81889764            98.85782539      99.86303289     98.88123924
  18-Apr-96     98.81889764            98.84752339      100.1743218     98.62306368
  19-Apr-96     98.03149606            99.55527621      100.4015627     99.31153184
  22-Apr-96     98.42519685             99.2231079        100.84048     99.39759036
  23-Apr-96     97.63779528            101.1812283       101.414808     99.22547332
  24-Apr-96      96.8503937            101.0573971      101.1953493      99.1394148
  25-Apr-96     95.66929134            102.1178086      101.6155893     98.45094664
  26-Apr-96     95.27559055            102.1130531      101.7074196      98.2788296
  29-Apr-96     94.48818898            101.4159607      101.8163707     98.53700516
  30-Apr-96     94.88188976            101.2712449      101.8179271     98.36488812
  01-May-96     94.48818898            101.5433378      101.8817414      98.2788296
  02-May-96     94.09448819            99.94162076      100.1385236     96.98795181
  03-May-96     94.29291339            99.90828256      99.86614578     97.24612737
  06-May-96     94.09448819            98.77904196      99.73851733     96.38554217
  07-May-96     94.09448819            98.82822472      99.34162399     95.78313253
  08-May-96     94.88188976            98.84709902      100.3548693     97.59036145
  09-May-96     96.06299213            98.15414561      100.4591511     97.84853701
  10-May-96     96.45669291            98.82343589      101.4941867     97.67641997
  13-May-96     97.24409449            98.97594751      102.9603574     97.84853701
  14-May-96     98.42519685            99.79878224      103.5969431     97.76247849
  15-May-96     98.42519685            99.27008799      103.5689271     97.41824441
  16-May-96     99.21259843            98.43213285      103.4802098     96.38554217

  17-May-96             100            98.31347729      104.1121263     96.38554217
  20-May-96     100.3937008            99.62519287      104.7720587     96.81583477
  21-May-96     99.60629921            99.35726383      104.7113574     97.59036145
  22-May-96     99.21259843            99.12629296      105.5923049     98.02065404
  23-May-96     99.21259843            100.6186827      105.2156454     97.33218589
  24-May-96     100.7874016            101.0554907      105.6063129     98.02065404
  27-May-96     100.7874016            101.0554907      105.6063129     98.02065404
  28-May-96             100            101.9394638      104.6288658     97.59036145
  29-May-96     101.1811024            100.3647807      103.9595947     97.76247849
  30-May-96     101.1811024            100.2233219      104.5463743     98.79518072
  31-May-96     100.3937008            100.4987267      104.1448116     100.5163511
  03-Jun-96     100.7874016            100.7816395      103.9206836     101.7211704
  04-Jun-96     100.7874016            101.2524745      104.6802285     103.2702238
  05-Jun-96     101.1811024             100.759188      105.5954178     105.3356282
  06-Jun-96     100.3937008            101.1052353      104.7533814     104.8192771
  07-Jun-96             100            99.09771223      104.7969618      104.302926
  10-Jun-96             100            98.83120092      104.6179707     104.5611015
  11-Jun-96     98.42519685            100.1482319      104.4327538     103.0120482
  12-Jun-96     98.03149606            100.7615278        104.13236     102.4956971
  13-Jun-96     98.42519685            100.5748208      103.9580383     102.5817556
  14-Jun-96     98.81889764            101.0380348      103.6358543     101.7211704
  17-Jun-96     99.21259843            101.8388408      103.5284596     103.0981067
  18-Jun-96     99.60629921            101.9404889      103.0459618     103.0120482
  19-Jun-96     99.60629921            101.8258348      103.0303974     103.3562823
  20-Jun-96             100            101.7373593      103.0521876     104.2168675
  21-Jun-96     99.60629921            102.9867999      103.7899423     104.9913941
  24-Jun-96     98.81889764             102.733326      104.1027876     104.9913941
  25-Jun-96     97.24409449             103.712932      104.0451991     105.5077453
  26-Jun-96     98.03149606            103.7292118      103.4086134     105.1635112
  27-Jun-96     98.42519685            103.8726299      104.0560943     104.7332186
  28-Jun-96     99.21259843            104.7430424      104.3798347     104.8192771
  01-Jul-96     98.42519685            105.5836093       105.196968     106.3683305
  02-Jul-96     98.42519685            105.7565111      104.8436552     105.8519793
  03-Jul-96     98.81889764             105.014425      104.6553254     104.5611015
  04-Jul-96     98.81889764             105.014425      104.6553254     104.5611015
  05-Jul-96     98.42519685            103.9720838      102.3268845     103.0981067
  08-Jul-96     98.81889764            102.4339259      101.5642267     101.3769363
  09-Jul-96     98.42519685            102.5556054      101.9082009       102.32358
  10-Jul-96     98.42519685            102.5789777      102.1120951     103.2702238
  11-Jul-96     98.42519685            101.9083122      100.4949493     102.4096386
  12-Jul-96     98.03149606            101.4774807      100.5758844     103.6144578
  15-Jul-96     98.42519685            99.60680119      98.02487198     101.8072289
  16-Jul-96     96.45669291            98.86598192      97.80230042     103.0120482
  17-Jul-96     96.06299213            101.7022056      98.68947377     103.1841652
  18-Jul-96     95.66929134            102.4697796      100.1665396      104.302926
  19-Jul-96     95.27559055             102.237855      99.41477688     102.9259897
  22-Jul-96     94.88188976            102.1210536      98.64278043     101.8072289
  23-Jul-96     94.88188976            100.3924192      97.56883376     101.4629948
  24-Jul-96     91.33858268            100.0703583      97.53459198      102.151463
  25-Jul-96     90.94488189            101.3800272      98.23810487     101.6351119

  26-Jul-96     91.33858268            102.2343087       98.9743031     102.4956971
  29-Jul-96     91.73228346             102.478774      98.19763732     101.2908778
  30-Jul-96     91.33858268            101.3050518      98.87469066     100.9466437
  31-Jul-96     94.48818898             101.579315      99.60466311     101.0327022
  01-Aug-96     92.91338583            103.2839825      101.1720027     103.6144578
  02-Aug-96      93.7007874             103.545327      103.1128889     104.9053356
  05-Aug-96     92.12598425            103.6905751      102.7611325     103.8726334
  06-Aug-96     91.33858268            104.0587781       103.095768     104.6471601
  07-Aug-96     90.94488189            104.4716499      103.3728151     104.8192771
  08-Aug-96     90.94488189            105.0558561      103.1284534     103.5283993
  09-Aug-96     90.15748031             104.364994      103.0521876     102.9259897
  12-Aug-96     90.15748031            104.4066563      103.6234027      104.302926
  13-Aug-96      90.5511811            105.1435367      102.7564631     103.0981067
  14-Aug-96      90.5511811            106.6330475      103.0444054     102.6678141
  15-Aug-96      90.5511811            110.1616264      103.0802036     102.6678141
  16-Aug-96     92.91338583             109.949845      103.5362418     104.2168675
  19-Aug-96     92.32440945            109.6263905      103.7494747     104.9053356
  20-Aug-96     91.33858268            108.3567823      103.6109511     105.2495697
  21-Aug-96     90.94488189             108.102926      103.5144516     104.5611015
  22-Aug-96     90.94488189            108.7059502      104.3876169     103.8726334
  23-Aug-96      90.5511811            109.2530577      103.8195147     102.7538726
  26-Aug-96     90.15748031            109.4257099      103.3292347     102.6678141
  27-Aug-96     95.27559055            109.4907036      103.7214587     101.8072289
  28-Aug-96     94.09448819            110.6230635       103.473984     101.4629948
  29-Aug-96      93.7007874            110.8081095      102.3206587     100.6024096
  30-Aug-96     94.09448819            110.3264983      101.4786222     99.74182444
  02-Sep-96     94.09448819            110.3264983      101.4786222     99.74182444
  03-Sep-96     92.12598425            110.2374156      101.9035316     99.22547332
  04-Sep-96     92.12598425             110.349094      102.0420551     98.45094664
  05-Sep-96     91.73228346            110.5960049      101.0817289     98.10671256
  06-Sep-96     91.33858268            110.8313931      102.0529502     99.39759036
  09-Sep-96     90.94488189            111.0938397      103.3105574     101.2048193
  10-Sep-96     91.73228346            110.9128949      103.3183396     99.74182444
  11-Sep-96      93.7007874            110.6387631      103.8584258     98.88123924
  12-Sep-96     95.27559055            110.0132044      104.4607698     98.79518072
  13-Sep-96      96.8503937             111.325793      105.9222712     99.65576592
  16-Sep-96     96.45669291            111.1345157      106.4576881     100.4302926
  17-Sep-96     97.83622047            110.4772713      106.2958178     99.65576592
  18-Sep-96     96.45669291            108.7159096      106.0670205      99.1394148
  19-Sep-96      96.8503937             109.026202      106.3051565      98.7091222
  20-Sep-96      96.8503937            108.3135387      106.9324036     97.93459552
  23-Sep-96     96.45669291            108.7659998      106.8467992     97.24612737
  24-Sep-96     95.27559055             108.730565      106.7113885     97.07401033
  25-Sep-96     95.27559055            108.0808133      106.7456303     96.98795181
  26-Sep-96     96.06299213            107.8814868      106.7502996      98.2788296
  27-Sep-96      96.8503937            108.9452983      106.8016623     98.19277108
  30-Sep-96     98.81889764            108.6010962       106.979097     97.59036145
  01-Oct-96     98.42519685            108.5838167      107.2514747     98.10671256
  02-Oct-96     98.03149606            109.2845752      108.0188018     100.5163511
  03-Oct-96     97.24409449            108.8831721      107.8273592     100.3442341

  04-Oct-96     98.03149606            110.7846804       109.178353     101.7211704
  07-Oct-96     97.83622047            111.6728378      109.4709645     101.5490534
  08-Oct-96     98.42519685            112.6580328      109.0507245     101.4629948
  09-Oct-96     95.66929134            110.8890029      108.4437112     101.2908778
  10-Oct-96     95.66929134            109.6215906      108.1121885     100.4302926
  11-Oct-96     96.06299213            110.6131252      109.0538374     99.91394148
  14-Oct-96     95.66929134            110.7168904      109.5020934      99.1394148
  15-Oct-96     96.06299213            111.3171548      109.3511183     99.05335628
  16-Oct-96     94.88188976            112.0275007      109.6375041     99.39759036
  17-Oct-96     96.45669291            111.1372564      110.0390668     100.0860585
  18-Oct-96     96.06299213            111.4275377       110.635185     101.2908778
  21-Oct-96     95.27559055            110.9510777      110.4842099     101.5490534
  22-Oct-96      93.7007874             110.799366      109.9736961      99.5697074
  23-Oct-96     92.91338583            109.5574888      110.0826472     100.8605852
  24-Oct-96     94.09448819            108.8255179      109.3075379     99.31153184
  25-Oct-96     93.30708661            108.1758482       109.094305      99.5697074
  28-Oct-96     91.73228346            107.0765563      108.5246463      98.2788296
  29-Oct-96     94.48818898            107.9823673      109.1845787      99.1394148
  30-Oct-96     94.88188976            108.1770315      109.0911921     100.9466437
  31-Oct-96     94.48818898            108.7738177      109.7713583     101.3769363
  01-Nov-96     94.09448819            107.6095786      109.5378916     101.3769363
  04-Nov-96     94.48818898             108.107258      109.9985992     102.4096386
  05-Nov-96     94.29291339            108.8716326      111.1519245     102.2375215
  06-Nov-96     96.06299213            109.2994384       112.778409     103.2702238
  07-Nov-96      96.8503937            110.3564146       113.254681     106.2822719
  08-Nov-96     99.21259843            109.9135946      113.7480739     106.7125645
  11-Nov-96     99.60629921             110.166651      113.9115006     106.8846816
  12-Nov-96     99.21259843            110.6155984      113.5519619     108.3476764
  13-Nov-96     98.03149606            111.3039267      113.7963237     109.4664372
  14-Nov-96     98.03149606            111.8509621      114.5356348      108.605852
  15-Nov-96     97.63779528            111.9913492      114.8064561     107.8313253
  18-Nov-96     97.24409449            111.2278291      114.7130695     109.8106713
  19-Nov-96     97.24409449            111.0173184      115.5130819     110.2409639
  20-Nov-96     94.09448819            112.8179183      115.7916855     111.6179002
  21-Nov-96      93.7007874            112.8660082      115.6049121     111.3597246
  22-Nov-96      93.7007874            114.4528178      116.5356659     113.1669535
  25-Nov-96     95.27559055            116.3721785      117.8275148      115.060241
  26-Nov-96      96.8503937            116.0454445      117.6609753     116.6092943
  27-Nov-96      96.8503937            116.2222882      117.5115566     116.3511188
  28-Nov-96      96.8503937            116.2222882      117.5115566     116.3511188
  29-Nov-96     96.45669291            115.9111967      117.8259584     116.1790017
  02-Dec-96     99.21259843             115.437185      117.7543619     114.3717728
  03-Dec-96     101.9685039            115.0548746      116.4656259     113.8554217
  04-Dec-96     102.7559055            113.0347964      115.9706766     112.2203098
  05-Dec-96     103.1496063            113.4601216      115.8586126     112.0481928
  06-Dec-96     101.5748031            111.5772933      115.1146321     111.7900172
  09-Dec-96     101.1811024            111.8752643      116.7037619     112.0481928
  10-Dec-96     101.5748031            111.0377869       116.350449     112.6506024
  11-Dec-96     101.1811024            111.0443127      115.2905104      110.757315
  12-Dec-96     100.7874016             111.523782      113.5161637     109.7246127

  13-Dec-96     101.1811024            110.3249599       113.408769     109.5524957
  16-Dec-96     101.5748031            109.3209728      112.2165326     107.9173838
  17-Dec-96     100.7874016             108.262285      113.0040934     107.1428571
  18-Dec-96     100.7874016             108.606106      113.8601379     106.9707401
  19-Dec-96     101.1811024            109.1464479      116.0734019     108.2616179
  20-Dec-96     101.1811024             110.634739      116.5574561     107.0567986
  23-Dec-96     100.7874016             110.736139      116.2539495     107.8313253
  24-Dec-96     101.9685039            110.7013326      116.8936482     108.3476764
  25-Dec-96     101.9685039            110.7013326      116.8936482     108.3476764
  26-Dec-96     101.5748031            110.9348572       117.639185     109.1222031
  27-Dec-96     101.5748031             112.392913      117.7901602     109.9827883
  30-Dec-96     100.7874016             111.757513      117.3325655     109.8106713
  31-Dec-96     98.42519685            113.2743412      115.2920668      108.605852
  01-Jan-97     98.42519685            113.2743412      115.2920668      108.605852
  02-Jan-97     98.42519685            110.7900304       114.711513      106.454389
  03-Jan-97      96.8503937            111.8935169      116.4267148     106.2822719
  06-Jan-97     95.66929134            110.9624328      116.3675699     105.9380379
  07-Jan-97     95.66929134            110.4450191      117.2360659     105.6798623
  08-Jan-97     95.66929134            109.6309938      116.4858597     105.2495697
  09-Jan-97     97.63779528             110.512388      117.4882099     107.7452668
  10-Jan-97      96.8503937            111.0898712      118.2119566     107.0567986
  13-Jan-97     119.2913386            110.2533283      118.2135131     106.3683305
  14-Jan-97     119.2913386            111.9087219      119.6687886     107.6592083
  15-Jan-97     119.2913386            111.3130294      119.4104188     107.2289157
  16-Jan-97     119.2913386            110.8926981      119.8073122     105.4216867
  17-Jan-97     118.8976378            111.4040977      120.8065495     106.8846816
  20-Jan-97     119.2913386              111.99089      120.8890411     106.9707401
  21-Jan-97     118.8976378            112.4346727      121.8260206     106.3683305
  22-Jan-97     119.2913386            113.0511932      122.3723326     105.4216867
  23-Jan-97     119.2913386            113.7023841      121.0228953     105.4216867
  24-Jan-97     119.2913386             113.738285      119.9271584      104.302926
  27-Jan-97     119.2913386            112.9240881      119.0711139     104.3889845
  28-Jan-97     119.6850394             112.907362      119.0711139      104.130809
  29-Jan-97     119.2913386            112.2014241      120.2353344     106.0240964
  30-Jan-97     119.2913386             113.938403      122.0517051     107.8313253
  31-Jan-97     119.2913386            115.0296031      122.3614375     111.1876076
  03-Feb-97     119.6850394            115.0150837      122.4501549     113.5111876
  04-Feb-97     119.6850394            115.9693292      122.8439353     113.5972461
  05-Feb-97     119.6850394            115.5804559      121.1349593     112.1342513
  06-Feb-97     119.6850394             116.561372      121.4260144     112.5645439
  07-Feb-97     120.0787402            116.4117043      122.8906286     113.1669535
  10-Feb-97     120.0787402            115.9741468      122.2478171     112.3924269
  11-Feb-97     120.0787402            116.0186797       122.895298     114.5438898
  12-Feb-97     120.4724409            117.7395679      124.9466918     116.0929432
  13-Feb-97     120.4724409            118.0672131       126.355274     119.1049914
  14-Feb-97     120.0787402            119.2221725      125.8354216     120.2237522
  17-Feb-97     120.0787402            119.2221725      125.8354216     120.2237522
  18-Feb-97     120.4724409            119.9080817      127.0510047     120.8261618
  19-Feb-97     120.0787402            120.5691927      126.4595558     121.4285714
  20-Feb-97     120.0787402            121.1062716      124.9513611     118.3304647

  21-Feb-97     120.4724409            120.8466584      124.7910473     118.4165232
  24-Feb-97     120.4724409            120.7142657      126.1155816     120.0516351
  25-Feb-97     120.4724409            121.5250686      126.3988545     119.1049914
  26-Feb-97     120.8661417            123.4350374      125.3996171     119.2771084
  27-Feb-97     120.4724409             122.423604      123.7482295     118.7607573
  28-Feb-97     120.8661417            120.4327277      123.0867406     116.7814114
  03-Mar-97     120.8661417            121.1928295      123.7855842      117.211704
  04-Mar-97     121.2598425             121.139294      123.1069744     117.8141136
  05-Mar-97     121.2598425            121.7203249      124.8252891     118.4165232
  06-Mar-97     120.8661417            121.7671889      124.2914287     118.1583477
  07-Mar-97     121.2598425             123.173713      125.2891096     118.7607573
  10-Mar-97     121.6535433            124.0431076      126.6401033     119.6213425
  11-Mar-97     120.8661417            123.9084756      126.2805647     119.9655766
  12-Mar-97     120.4724409            124.3413793       125.178602     120.0516351
  13-Mar-97     119.6850394            123.2471764      122.8906286     116.6953528
  14-Mar-97     120.0787402            123.0617379      123.4525051     116.6953528
  17-Mar-97     120.4724409            121.2659563       123.847842     117.4698795
  18-Mar-97     119.2913386            121.7284515      122.9061931     117.0395869
  19-Mar-97     118.8976378            122.2393325      122.3007362     116.0068847
  20-Mar-97     119.6850394            121.5397031      121.8151255     114.8020654
  21-Mar-97     119.6850394            120.8417302        122.04081      115.404475
  24-Mar-97     119.6850394            120.1299559      123.0976358     114.8881239
  25-Mar-97     120.0787402            120.1063694      122.8143629     114.9741824
  26-Mar-97     120.0787402            119.8969314      123.0369344     113.6833046
  27-Mar-97     120.4724409            119.3281328      120.4501237     110.8433735
  28-Mar-97     120.4724409            119.3281328      120.4501237     110.8433735
  31-Mar-97     120.8661417            117.8762627      117.8415228      108.777969
  01-Apr-97     120.8661417            117.6526308      118.2337468     107.6592083
  02-Apr-97     121.2598425            117.1704585      116.7504553     107.7452668
  03-Apr-97     121.2598425            115.5624816      116.7831406     107.4010327
  04-Apr-97     120.8661417              114.15198      117.9629255     106.0240964
  07-Apr-97     121.2598425            114.9670054      118.6213015     107.7452668
  08-Apr-97     121.6535433            114.7193757      119.2423228     110.0688468
  09-Apr-97     121.6535433            114.3699301      118.3831655     109.2082616
  10-Apr-97     121.6535433            114.4251726       118.031409     108.4337349
  14-Apr-97     120.8661417            112.7542926      114.8111255     107.2289157
  14-Apr-97     120.8661417            112.8168671      115.7574437     108.1755594

Note: (1) The Broker-Reinsurer Composite consists of the following companies:
          NAC Re, Everest Re (Prudential Re), Transatlantic Holdings, Chartwell Re and Trenwick Group.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                     Juice Historical Price/Volume Analysis


                   Blue Equals 100% of Total Shares Traded

                   Red Equals 75% of Total Shares Traded

                   Yellow Equals 50% of Total Shares Traded


                        1993           1994           1995           1996       1993-1997YTD
                        ----           ----           ----           ----       ------------
       Blue         $     35.20    $     28.90    $     30.80    $     35.80    $   38.38
                    $     26.00    $     24.30    $     27.00    $     28.50    $   24.30
       Red          $     34.75    $     27.35    $     29.95    $     31.70    $   34.90
                    $     30.25    $     25.70    $     28.60    $     29.80    $   27.40
       Yellow       $     34.50    $     27.20    $     29.70    $     31.30    $   34.30
                    $     31.40    $     26.40    $     28.70    $     30.20    $   29.30
       Median       $     32.80    $     26.80    $     29.20    $     30.80    $   31.30



                                                                                                  1993-1997
                                      1993           1994           1995           1996             YTD (1)

Total Shares Traded (000)            17,973          4,417          3,588          5,097            32,951
Average Daily Traded $(000)           3,628            468            417            618             1,121

% of Total Shares (2)                  68.7%          16.9%          13.7%          19.5%            125.9%
% of Public Float (3)                   200%          49.3%          40.0%          56.9%            367.8%

Notes: (1) Through 4/14/97.
       (2) Total shares outstanding of 26,176,000 as of 12/31/96.
       (3) Total shares not owned by Zurich Insurance Group at 4/14/97:
           8,958,300.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                          Summary of Analyst Estimates

            Stock                          1996E     1997E
  Date      Price(1)      Firm              EPS       EPS       Recommendation
  ----      -----         ----              ---       ---       --------------
3/20/97    $38.000     Oppenheimer         $1.24     $1.70      Outperform
--------------------------------------------------------------------------------
1/13/97     37.875     Morgan Stanley       1.19      1.60      Neutral
--------------------------------------------------------------------------------
1/13/97     37.875     J.P. Morgan          1.17      1.50      Market Performer
--------------------------------------------------------------------------------
1/13/97     37.875     CS First Boston      1.17      1.70      Hold
--------------------------------------------------------------------------------
11/22/96    29.750     Morgan Stanley       1.19      1.64      Neutral
--------------------------------------------------------------------------------
11/14/96    31.125     Oppenheimer          1.15      1.70      Outperform
--------------------------------------------------------------------------------
11/8/96     31.500     J.P. Morgan          1.17      1.50      Market Performer
--------------------------------------------------------------------------------
11/7/96     30.750     Oppenheimer          1.15      1.70      Outperform
--------------------------------------------------------------------------------
10/9/96     30.375     Morgan Stanley        N/A       N/A      Neutral
--------------------------------------------------------------------------------
8/23/96     28.750     CS First Boston      1.10      1.70      Buy
--------------------------------------------------------------------------------
8/19/96     29.313     Morgan Stanley       1.16      1.64      Outperform
--------------------------------------------------------------------------------
8/2/96      29.750     Oppenheimer          1.15      1.70      Outperform
--------------------------------------------------------------------------------
                                    Mean:   1.17      1.64
                                  Median:   1.17      1.70
--------------------------------------------------------------------------------
Current (4/15/97)                   Mean:             1.60
First Call                        Median:             1.60
--------------------------------------------------------------------------------
Note: (1) Represents the closing stock price at the indicated date.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                       Summary of Juice Analyst Commentary
                              Post-Bid Announcement

                                                                         Current Price/
   Date          Company         Recommendation        1997E P/E         Price Target               Comments
   ----          -------         --------------        ---------         ------------               --------
3/20/97    Oppenheimer & Co.,    Outperform               22.4x            $38.00/N.A.     The analysts felt that the
           Inc.                                                                            timing was likely be
                                                                                           delayed, but that the price
                                                                                           would ultimately be raised
                                                                                           to above $40.00. They did
                                                                                           not expect the offer to be
                                                                                           withdrawn due to lack of
                                                                                           agreement over price.

1/13/97    Morgan Stanley &      Neutral                  23.9x           $37.875/N.A.     At $30.00 the analyst felt
           Co., Incorporated                                                               the stock was fairly valued.
                                                                                           However, the analyst
                                                                                           predicts an increase in the
                                                                                           offer price to $40.00 per
                                                                                           share due to the substantial
                                                                                           premium levels seen in the
                                                                                           summer for other reinsurers.
                                                                                           It is interesting to note
                                                                                           that these levels, in the
                                                                                           analyst's opinion, are not a
                                                                                           good comparison to the
                                                                                           premium that should be paid
                                                                                           for Juice due to the
                                                                                           substantive differences both
                                                                                           in the performance and
                                                                                           strategic focus of these
                                                                                           reinsurers with respect to
                                                                                           Juice.

1/13/97    J.P. Morgan           Market Performer         20.5x           $37.875/N.A.     This analyst expects a
           Securities, Inc.                                                                transaction to be completed
                                                                                           in 2Q96 at about an 18%
                                                                                           premium to January l0th's
                                                                                           closing price of $30.75.
                                                                                           This  analyst  perceives the
                                                                                           outstanding bid to be fair
                                                                                           and doesn't predict a
                                                                                           substantial increases in the
                                                                                           existing offer price.


                                                                  MORGAN STANLEY

                                 PROJECT JUICE
================================================================================
                      Summary of Juice Analyst Commentary
                             Post-Bid Announcement
                                  (continued)

                                                                         Current Price/
   Date          Company         Recommendation        1997E P/E         Price Target               Comments
   ----          -------         --------------        ---------         ------------               --------
1/13/97    CS First Boston       Hold                     22.5x           $37.875/N.A.     As a result of the recent
                                                                                           stock price appreciation due
                                                                                           to Zurich's announcement to
                                                                                           buy the remaining shares of
                                                                                           Juice, this analyst has
                                                                                           reduced Juice's rating from
                                                                                           Buy to Hold.


                                                                  MORGAN STANLEY

                                 PROJECT JUICE
================================================================================
                               Summary Valuation
                                ($ in Millions)

I.  Public Market Trading Valuation
    ----------------------------------------------------------------------------
    Analysis of Selected Publicly-Traded Property & Casualty Reinsurance
    Companies

                                   Market/Company               Public
                                        Data              Market Multiple Range
                                        ----              ---------------------

1997E I/B/E/S Net Income(2)           $ 40.6                  9.1   -   13.3
1998E I/B/E/S Net Income(2)             47.4                  8.4   -   11.9
12/31/96 Book Value                    711.9                 1.08   -   1.96
MS Research Econ. Book Value(4)        835.1                 0.89   -   1.48

                                   Relevant Multiple Range              Implied Value Range  Implied Share Value(1)
                                   -----------------------              -------------------  ----------------------
1997E I/B/E/S Net Income(2)            10.5   -   11.5                     426   -   467       15.97   -   17.49
1998E I/B/E/S Net Income(2)             9.5   -   10.5                     450   -   497       16.87   -   18.65
12/31/96 Book Value                    1.15   -   1.35                     819   -   961       30.69   -   36.02
MS Research Econ. Book Value(4)        0.90   -   1.00                     752   -   835       28.17   -   31.30

                                   -----------------------------------------------------      ------------------
                                   Public Market Value Reference Range    $747   -  $827      $28.00   -  $31.00
                                   =====================================================      ==================

II.  Merger & Acquisition Market Valuation
     ---------------------------------------------------------------------------
     Premiums over Publicly-Traded Companies

             Assumed Public Market Range:     $  747  -  $  827                                               Implied Share Value(1)
                                              ------     ------                                               ----------------------
                                         20%  $  896  -  $  992                                                $34.24   -   $37.91
                                         25%     934  -   1,034                                                 35.67   -    39.49
                                         30%     971  -   1,075                                                 37.10   -    41.07
                                         35%   1,008  -   1,116                                                 38.52   -    42.65
                                                                 -------------------------------------------   --------------------
                                                                 M&A Market Reference Range  $916  -  $1,047   $35.00   -   $40.00
                                                                 ===========================================   ====================

                                                                 -------------------------------------------   --------------------
                                                                 Adj. M&A Market Reference
                                                                 Range(3)                    $951  -  $1,082   $35.67   -   $40.57
                                                                 ===========================================   ====================

III.  Precedent M&A Transaction Valuation
      --------------------------------------------------------------------------
      Analysis of Selected M&A Transactions in the Reinsurance Industry

                                   Market/Company
                                        Data         Acquisition Multiple Range
                                        ----         --------------------------

1996A Net Income                      $ 32.6               6.4 x  -   22.2
1997E JUICE Net Income                  44.4              12.4 x  -   16.4
1997 JUICE Economic Net Income(3)       62.7              12.4 x  -   16.4
1998 JUICE Economic Net Income(3)       76.8              12.4 x  -   16.4
6/30/97E Book Value                    712.0              1.62 x  -   3.89
6/30/97E JUICE Economic Book Value     953.3              0.52 x  -   2.60

                                    Relevant Multiple Range              Implied Value Range        Per Share(1)
                                    -----------------------              -------------------     ------------------
1996A Net Income                       14.0 x  -   16.0                   $  456  -  $  521      $17.41   -  $19.90
1997E JUICE Net Income                 13.0 x  -   15.0                      577  -     666       22.05   -   25.44
1997 JUICE Economic Net Income(3)      13.0 x  -   15.0                      815  -     941       31.14   -   35.93
1998 JUICE Economic Net Income(3)      12.0 x  -   13.0                      922  -     998       35.21   -   38.14
6/30/97E Book Value                    1.30 x  -   1.60                      926  -   1,139       35.36   -   43.52
6/30/97E JUICE Economic Book Value     1.05 x  -   1.15                    1,001  -   1,096       38.24   -   41.88

                                   --------------------------------------------------------      ------------------
                                   Acquisition Reference Range             $969   -  $1,073      $37.00   -  $41.00
                                   ========================================================      ==================

                                   --------------------------------------------------------      ------------------
                                   Adj. Acquisition Reference Range(5)    $1,004  -  $1,109      $37.63   -  $41.55
                                   ========================================================      ==================


                                      -16-                        MORGAN STANLEY

                                 PROJECT JUICE
================================================================================
                               Summary Valuation
                                ($ in Millions)

IV.  Discounted Cash Flow Valuation (DCF) - Base Case Using Juice Assumptions
     ---------------------------------------------------------------------------
     (Includes Option Proceeds)
                                                              Per Share
                                                        ------------------------
                                                             Discount Rate
                                                        ------------------------
                                                         10.0%   11.0%    12.0%
                                                         -----   -----    -----
                              Terminal P/E    10.0      $34.67  $31.80   $29.18
                                                        ------------------------
                              Multiple in     11.0      $37.64  $34.52   $31.68
                                                        ------------------------
                              Year 10 (x)     12.0      $40.61  $37.25   $34.18

                                                        ------------------------
                                                        $33.00     -     $37.00
                                                        ========================

V.   Liquidation or Runoff Valuation
     -------------------------------
     (Includes Option Proceeds)
                                                              Per Share
                                                        ------------------------
                                                             Discount Rate
                                                        ------------------------
                                                          6.0%    8.0%    10.0%
                                                          ----    ----    -----
                                                        ------------------------
                                                        $30.74  $28.80   $27.09
                                                        ------------------------

VI.  Summary Reference Range
     -----------------------  -----------------------   ------------------------
                              Summary Reference Range   $35.00     -     $40.00
                              =======================   ========================


Notes:
------
(1)  Assumes Primary Shares outstanding of 26.2MM.
(2)  Excludes realized gains/(losses).
(3) Earnings adjusted to reflect optimized investment portfolio as estimated by Morgan Stanley, earnings depression associated with exceptional Juice premium growth, and "immature" reserves to surplus ratio.
(4) Based on midpoint of Morgan Stanley research economic book value range at 12/31/96.
(5) Net adjustment includes net effect of 0.4358 options exercisable at $29.88 and 0.065 options exercisable at $30.36 and addition to value of first two quarters of 1997 I/B/E/S projected retained earnings.


                                      -17-                        MORGAN STANLEY

                                  PROJECT JUICE
--------------------------------------------------------------------------------
                                 Multiple Matrix
                   (U.S. $ in Millions, except per share data)

                                                                                         Equity Value as a Multiple of GAAP
                                                                                ----------------------------------------------------
                                                                                               Net Operating Earnings
             % Premium to                                                       ----------------------------------------------------
              Unaffected     Fully                     Adjusted                       I/B/E/S                   JUICE Economic(5)
Market Share    Market      Diluted       Option        Equity                  -------------------     ----------------------------
   Price       Price(1)   Shares(MM)(2) Proceeds(3)    Value(4)      1996A       1997E        1998E      1996E     1997E      1998E
   -----       --------   ------------  -----------    --------      -----       -----        -----      -----     -----      -----
                                                                    ----------------------------------------------------------------
                                                                    $32.6       $41.4        $48.3      $53.6     $62.7      $76.8
                                                                    ----------------------------------------------------------------
  $30.00        -2.4%         26.69      ($15.0)        $785.8       24.1 x      19.0 x       16.3 x     14.7 x    12.5 x     10.2 x
  $31.00         0.8%         26.69       (15.0)         812.5       24.9        19.6         16.8       15.2      13.0       10.6
  $32.00         4.1%         26.69       (15.0)         839.2       25.7        20.3         17.4       15.7      13.4       10.9
  $33.00         7.3%         26.69       (15.0)         865.9       26.6        20.9         17.9       16.2      13.8       11.3
  $34.00        10.6%         26.69       (15.0)         892.5       27.4        21.6         18.5       16.6      14.2       11.6
  $35.00        13.8%         26.69       (15.0)         919.2       28.2        22.2         19.0       17.1      14.7       12.0
------------------------------------------------------------------------------------------------------------------------------------
  $36.00        17.1%         26.69       (15.0)         945.9       29.0        22.9         19.6       17.6      15.1       12.3
------------------------------------------------------------------------------------------------------------------------------------
  $37.00        20.3%         26.69       (15.0)         972.6       29.8        23.5         20.1       18.1      15.5       12.7
  $38.00        23.6%         26.69       (15.0)         999.3       30.7        24.2         20.7       18.6      15.9       13.0
  $39.00        26.8%         26.69       (15.0)       1,026.0       31.5        24.8         21.2       19.1      16.4       13.4
------------------------------------------------------------------------------------------------------------------------------------
  $39.50        28.5%         26.69       (15.0)       1,039.4       31.9        25.1         21.5       19.4      16.6       13.5
------------------------------------------------------------------------------------------------------------------------------------
  $40.00        30.1%         26.69       (15.0)       1,052.7       32.3        25.4         21.8       19.6      16.8       13.7
  $41.00        33.3%         26.69       (15.0)       1,079.4       33.1        26.1         22.3       20.1      17.2       14.1
  $42.00        36.6%         26.69       (15.0)       1,106.1       33.9        26.7         22.9       20.6      17.6       14.4
  $43.00        39.8%         26.69       (15.0)       1,132.8       34.7        27.4         23.4       21.1      18.1       14.7
  $44.00        43.1%         26.69       (15.0)       1,159.5       35.6        28.0         24.0       21.6      18.5       15.1


                      Equity Value as a Multiple of GAAP
              --------------------------------------------------
                                            Est. 6/30/97E
                              Adj.         Econ. Bk. Value(8)
              12/31/96      12/31/96    ------------------------
Market Share    Book          Book         MS
   Price      Value(8)      Value(6)   Research(7)      JUICE
   -----      --------      --------   -----------      -----
              --------------------------------------------------
              $726.9        $694.3       $869.5        $953.3
              --------------------------------------------------
  $30.00        1.08 x        1.13 x       0.90 x        0.82 x
  $31.00        1.12          1.17         0.93          0.85
  $32.00        1.15          1.21         0.97          0.88
  $33.00        1.19          1.25         1.00          0.91
  $34.00        1.23          1.29         1.03          0.94
  $35.00        1.26          1.32         1.06          0.96
----------------------------------------------------------------
  $36.00        1.30          1.36         1.09          0.99
----------------------------------------------------------------
  $37.00        1.34          1.40         1.12          1.02
  $38.00        1.37          1.44         1.15          1.05
  $39.00        1.41          1.48         1.18          1.08
----------------------------------------------------------------
  $39.50        1.43          1.50         1.20          1.09
----------------------------------------------------------------
  $40.00        1.45          1.52         1.21          1.10
  $41.00        1.48          1.55         1.24          1.13
  $42.00        1.52          1.59         1.27          1.16
  $43.00        1.56          1.63         1.30          1.19
  $44.00        1.60          1.67         1.33          1.22

----------
Notes:
(1) Based on the market closing price of $30.75 as of January 10, 1997 (day prior to announcement).
(2)  Based on total shares outstanding of 26.2MM and .5MM shares of options.
(3) Based on 0.4358MM options outstanding at an exercise price of $29.88 and 0.065MM options at an exercise price of $30.356.
(4)  Equity value after the deduction of option proceeds.
(5) Earnings adjusted to reflect optimized investment portfolio and earnings depression associated with Juice premium growth in excess of industry growth rate.
(6)  Excludes unrealized gains/(losses).
(7) Based on midpoint of Morgan Stanley range of estimate of Juice economic book value.
(8) Includes incremental value from projected 1997 I/B/E/S earnings less common dividends for the first half of 1997. Pro forma for $15.0MM of option proceeds.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
            Trading Comparison of Selected Reinsurance Companies (1)
                           $MM, except per share data

                                                                          Current Price
                                                                        as % of 52-Week
                                MS                  Market   Current    ---------------       Div.
                         Recommendation(2)          Value     Price       High    Low        Yield
                         -----------------          -----     -----       ----    ---        -----
Broker Reinsurers:
---------------------------------------------------------------------------------------------------
JUICE                         Neutral             $1,004.5    $38.38      99.0%    135.2%      0.3%
JUICE@1/10/97                 Neutral               $804.9    $30.75      79.4     108.4       0.3
---------------------------------------------------------------------------------------------------

Chartwell Re                  Not Rated             $243.5    $25.38      89.0%    127.7%      0.6%
NAC Re                        Neutral                673.9     36.50      89.8     128.1       0.7
Everest Re (Prudential Re)    Strong Buy           1,363.2     27.00      82.4     120.0       0.6
Transatlantic Holdings        Outperform           1,850.5     80.38      91.1     128.9       0.7
Trenwick Group                Neutral                379.8     47.75      88.0     103.8       3.0
                                                              -------------------------------------
                                                                Mean      88.1%    121.7%      1.1%
                                                              Median      89.0%    127.7%      0.7%
                                                              -------------------------------------
Direct Reinsurers:
General Re                    Neutral            $12,722.7   $157.13     88.4%    113.2%      1.4%



                                                           Price as a Multiple of (3)
                                                 ---------------------------------------------------
                                                                          @ 12/31/96      11/20/96
                                                 I/B/E/S  Estimates    ----------------  -----------                       5-Year
                                MS               ------------------            Adjusted     Econ.     1997E     Debt/       Proj.
                         Recommendation(2)         1997E     1998E     Book     Book(4)  Bk. Value(5)  ROAE(6) Bk. Cap.(7) Growth(3)
                         -----------------         -----     -----     ----     -------  -----------  -------  ----------  ---------
Broker Reinsurers:
------------------------------------------------------------------------------------------------------------------------------------
JUICE                         Neutral               24.8 x    21.2      1.41 x    1.48 x    1.18 x     5.9%     22.6%     25.0%
JUICE@1/10/97                 Neutral               19.8      17.0      1.13      1.18      0.94       5.9      22.6      25.0
------------------------------------------------------------------------------------------------------------------------------------

Chartwell Re                  Not Rated              9.1 x     8.4 x    1.08 x    1.07 x    0.89 x    10.8%     32.0%     13.5%
NAC Re                        Neutral               10.8       9.6      1.22      1.29      0.87      11.4      36.5      12.0
Everest Re (Prudential Re)    Strong Buy            10.4       9.2      1.26      1.35      0.89      12.0       0.0      15.0
Transatlantic Holdings        Outperform            11.6      10.4      1.63      1.78      1.13      14.8       0.0      13.0
Trenwick Group                Neutral               10.2       9.3      1.43      1.50      0.98      13.3      29.0      11.0

------------------------------------------------------------------------------------------------------------------------------------
                                                    10.4 x     9.4 x    1.32 x    1.40 x    0.95 x    12.4%     19.5%     12.9%
                                                    10.4 x     9.3 x    1.26 x    1.35 x    0.89      12.0      29.0%     13.0%
------------------------------------------------------------------------------------------------------------------------------------

Direct Reinsurers:
General Re                    Neutral               13.3 x    11.9 x    1.96 x    2.53 x    1.34 x    13.0%      7.9%     12.0%


Notes:
(1) Financial data as of 12/31/96. Company figures adjusted to exclude realized gains, restructuring charges, and other extraordinary or unusual items. Based on closing share prices as of 4/14/97.
(2)  MS Recommendations as of 1/23/96.
(3) Earnings calculated using fully diluted shares. Based on IBES estimates as of 4/12/97.
(4)  Adjusted to exclude unrealized investment gains.
(5) Refer to Morgan Stanley analyst Ken Posner's research for a full explanation of economic book value multiples. Economic book value estimates from 11/20/96 Posner research.
(6)  Average of analyst estimates.
(7) The sum of short-term debt and long-term debt divided by the sum of short-term and long-term debt, non-convertible preferred stock and common equity excluding unrealized investment gains/losses.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                         Economic Book Value Methodology

            Juice                                MS Research
            -----                                -----------

o  Start with tangible book value         o  Start with tangible book value
   (excluding goodwill asset)                (excluding goodwill asset)

o  Mark investments and borrowings        o  Mark investments and borrowings
   to market                                 to market

o  Discount reserves to present           o  Discount reserves to present
   value dollars                             value dollars

o  Estimate "equity" in unearned premium  o  Estimate "equity" in unearned
   reserve                                   premium reserve

o  Value of tax assets and liabilities

o  Inforce bound but not written premiums

o  Premiums receivable

o  Bound but not inforce premiums

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                         Economic Book Value Components

                                              Per Share Value (1)
                                          ---------------------------
                                                     Morgan Stanley
        Major Components                  Juice         Research           Assumptions/Comments
        ----------------                  -----         --------           --------------------
I. Tangible Book Value                    $25.78          $25.78        o  Excludes goodwill asset

II. Investments Marked-to-Market           $0.63           $0.63        o  Juice company estimate of
                                                                           market value of certain
                                                                           investments held at cost

III. Debt at Market Value                  $0.22           $0.22        o  Same assumption

IV. Discounting of Net Reserves            $5.10      $3.66 - $4.21     o  MS Research case assumes
                                                                           aggregate reserves are
                                                                           discounted at 7-Year
                                                                           Government Yield (+ or -
                                                                           50 bp); 80.7% - 83.2%
                                                                           discount factor

                                                                        o  Juice discounts reserves
                                                                           by line of business,
                                                                           applying appropriate spot
                                                                           rates along Treasury
                                                                           Yield Curve + 50 bp;
                                                                           77.6% discount factor

V. Equity in UPR                           $1.24      $0.67 - $0.77     o  MS case assumes discount
                                                                           factor of 80.7% - 83.2%

                                                                        o  Juice assumes discount
                                                                           factor of 77.6%

VI. Other                                  $2.02          --

----------------------------------------------------------------------
Economic Book Value @ 1/1/97              $32.97   $30.96 - $31.61
----------------------------------------------------------------------
Economic Book Value @ 6/30/97(2)          $35.71   $31.69 - $32.34
----------------------------------------------------------------------

Notes:
(1) Based on fully diluted shares of approximately 26.7MM (including 0.5MM of exercisable options).
(2) Includes incremental value of 1997 I/B/E/S projected earnings less common dividends for the first two quarters.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                           Economic Earnings Analysis
                          ($MM, except per share data)


                                                         1996                        1997                        1998
                                                -----------------------     -----------------------     -----------------------
                                                Amount     Per Share(1)     Amount     Per Share(1)     Amount     Per Share(1)
                                                ------     ------------     ------     ------------     ------     ------------
-------------------------------------------------------------------------------------------------------------------------------
I/B/E/S Projected Earnings                     $   32.6      $   1.22      $   41.4      $   1.55            NA            NA
-------------------------------------------------------------------------------------------------------------------------------

Adjustments:

-------------------------------------------------------------------------------------------------------------------------------
Optimal Investment Portfolio (+67 bp) (2)      $    6.2      $   0.23      $    7.9      $   0.30      $    8.6      $   0.32
-------------------------------------------------------------------------------------------------------------------------------

Growth Adjustments:
  NPE Juice Growth Rate In Excess
    of Industry Growth Rate (3)                    34.0%                        4.0%                        6.8%

  Juice Combined Ratio                            105.0%                      105.0%                      105.0%

  Net Premiums Earned                          $  692.3                    $  754.5                    $  843.8

-------------------------------------------------------------------------------------------------------------------------------
A/T Add back from "Extraordinary Growth"       $    7.7      $   0.29      $    1.0      $   0.04      $    1.9      $   0.07
-------------------------------------------------------------------------------------------------------------------------------

  Loss Reserves and UPR Deficiency
    Relative to Industry Average (4)           $  186.1                    $  186.1                    $  186.1

-------------------------------------------------------------------------------------------------------------------------------
A/T Incremental Investment Income on
  "Deficient" Reserves (4)                     $    8.2      $   0.31      $    8.5      $   0.32      $    8.9      $   0.33
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Imputed Earnings on $15.0MM of Option
  Proceeds (1)                                 $    0.9      $   0.03      $    0.9      $   0.03      $    0.9      $   0.03
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
  Total Economic Earnings                      $   55.5      $   2.08      $   59.7      $   2.24            NA            NA
-------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Based on fully-diluted shares outstanding of 26.692MM (includes 0.4358MM options exercisable at $29.875 and 0.065MM options exercisable at $30.356. Earnings on option proceeds based on average of analyst estimates of 1997E Juice ROAE.
(2)  As estimated by Morgan Stanley.
(3)  Industry growth rate estimate of 5%.
(4) Based on additional investment income on incremental reserves of $186.1MM assuming ZRCH operates at the industry Losses & LAE + UPR/Surplus ratio of 2.10x. Applies optimized pre-tax investment yield of 6.76%.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                   Discounted Cash Flow Valuation Summary (1)
                                      ($MM)

VALUATION MATRIX                                                                                                NPW/SURPLUS    1.50x
====================================================================================================================================
Terminal Forward GAAP P/E Multiple:                                    10.0 x                                    11.0 x
                                                      -------------------------------------    -------------------------------------

Discount Rate:                                            10.0%         11.0%         12.0%        10.0%         11.0%         12.0%
                                                          ----          ----          ----         ----          ----          ----
Value of Extraordinary Dividend (2)                   $    0.0      $    0.0      $    0.0     $    0.0      $    0.0      $    0.0
Present Value of Year 1 Dividend Paid                     32.9          32.8          32.8         32.9          32.8          32.8
Present Value of Year 2-10 Dividends                     232.8         221.5         211.0        232.8         221.5         211.0
Paid                                                     -----         -----         -----        -----         -----         -----
    Present Value Dividends Paid                         265.7         254.4         243.8        265.7         254.4         243.8

PV of Terminal Value in Year 10                          792.4         727.2         667.8        871.7         799.9         734.5
                                                         -----         -----         -----        -----         -----         -----
Total Aggregate Value                                 $1,058.2      $  981.5      $  911.6     $1,137.4      $1,054.2      $  978.3
Less: Long Term Debt and Preferred Equity               (198.4)       (198.4)       (198.4)      (198.4)       (198.4)       (198.4)
Plus: Excess Cash                                         94.6          94.6          94.6         94.6          94.6          94.6
Plus/(Less): Other Holding Company Items (3)             (43.9)        (43.9)        (43.9)       (43.9)        (43.9)        (43.9)
                                                         -----         -----         -----        -----         -----         -----
Total Equity Value (incl. extraord. dividend)         $  910.5      $  833.8      $  763.9     $  989.7      $  906.5      $  830.6
Total Equity Value (excl. extraord. dividend)            910.5         833.8         763.9        989.7         906.5         830.6
  Plus: Options Proceeds                                  15.0          15.0          15.0         15.0          15.0          15.0
------------------------------------------------------------------------------------------------------------------------------------
FD Value Per Share (in MM): 26.692)                   $  34.67      $  31.80      $  29.18     $  37.64      $  34.52      $  31.68
------------------------------------------------------------------------------------------------------------------------------------
Total Equity Value as a Multiple of
  Est. 6/30/97 Juice Econ. Book Value    $  953.3         0.97          0.89          0.82         1.05          0.97          0.89
  12/31/96 GAAP Book Value               $  726.9         1.27          1.17          1.07         1.38          1.27          1.16
  1996A GAAP Net Operating Income        $   32.6         28.4          26.1          23.9         30.9          28.3          26.0
  1997E I/B/E/S GAAP Net Operating
  Income                                 $   41.4         22.4          20.5          18.8         24.3          22.3          20.4
Terminal Value in Year 10                             $1,959.7      $1,959.7      $1,959.7     $2,155.7      $2,155.7      $2,155.7
Implied Perpetual Growth Rate                              4.7%          5.6%          6.5%         5.1%          6.1%          7.0%
Percent of Value from Extraordinary
Dividend                                                   0.0%          0.0%          0.0%         0.0%          0.0%          0.0%
Percent of Value from Dividends                           25.1%         25.9%         26.7%        23.4%         24.1%         24.9%
Percent of Value from Terminal Value                      74.9%         74.1%         73.3%        76.6%         75.9%         75.1%
------------------------------------------------------------------------------------------------------------------------------------

===========================================================================================

Terminal Forward GAAP P/E Multiple:                                    12.0 x
                                                      -------------------------------------
Discount Rate:                                            10.0%         11.0%         12.0%
                                                          ----          ----          ----
Value of Extraordinary Dividend (2)                   $    0.0      $    0.0      $    0.0
Present Value of Year 1 Dividend Paid                     32.9          32.8          32.8
Present Value of Year 2-10 Dividends Paid                232.8         221.5         211.0
                                                         -----         -----         -----
    Present Value Dividends Paid                         265.7         254.4         243.8

PV of Terminal Value in Year 10                          950.9         872.6         801.3
                                                         -----         -----         -----
Total Aggregate Value                                 $1,216.7      $1,127.0      $1,045.1
Less: Long Term Debt and Preferred Equity               (198.4)       (198.4)       (198.4)
Plus: Excess Cash                                         94.6          94.6          94.6
Plus/(Less): Other Holding Company Items (3)             (43.9)        (43.9)        (43.9)
                                                         -----         -----         -----
Total Equity Value (incl. extraord. dividend)         $1,069.0      $  979.3      $  897.4
Total Equity Value (excl. extraord. dividend)          1,069.0         979.3         897.4
  Plus: Options Proceeds                                  15.0          15.0          15.0
-------------------------------------------------------------------------------------------
FD Value Per Share (in MM): 26.692)                   $  40.61      $  37.25      $  34.18
-------------------------------------------------------------------------------------------
Total Equity Value as a Multiple of
  Est. 6/30/97 Juice Econ. Book Value                     1.14          1.04          0.96
  12/31/96 GAAP Book Value                                1.49          1.37          1.26
  1996A GAAP Net Operating Income                         33.3          30.5          28.0
  1997E I/B/E/S GAAP Net Operating
  Income                                                  26.2          24.0          22.1
Terminal Value in Year 10                             $2,351.7      $2,351.7      $2,351.7
Implied Perpetual Growth Rate                              5.5%          6.5%          7.4%
Percent of Value from Extraordinary
Dividend                                                   0.0%          0.0%          0.0%
Percent of Value from Dividends                           21.8%         22.6%         23.3%
Percent of Value from Terminal Value                      78.2%         77.4%         76.7%
-------------------------------------------------------------------------------------------

NOTES:
(1)  Valuation as of 6/97.
(2)  Assumes $0.0 MM of reserve redundancies are removed before closing.
(3) Includes cost of recurring unallocated corporate overhead capitalized at 10x multiple and mark up to market value of certain investments held at cost.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
      Premiums Paid in Precedent Minority Squeeze-Out Transactions for all
                                  Industries(1)

                                Year vs. Premium*
                                 1987 to Present


                              PREMIUMS PAID OVER
       -----------------------------------------------------
                       UNAFFECTED            SHARE PRICE
                      SHARE PRICE            DAY BEFORE
       -----------------------------------------------------
        YEAR        HIGH        LOW         HIGH        LOW
       ----         -----       ----         ----      -----
       1987         138.6      (12.0)       125.0       13.3

       1988          87.2        3.3         77.8        3.3

       1989         217.2      (66.6)       227.2      (67.0)

       1990          85.4      (44.1)        47.8      (35.4)

       1991         212.4       (8.0)       212.4       (0.3)

       1992         143.1      (17.4)       192.6      (19.4)

       1993          37.3      (60.4)        53.8      (60.4)

       1994         387.2       (5.7)       411.8       (7.4)

       1995         303.1       (0.6)       334.6       (6.1)

       1996         104.2       (9.8)        82.8      (99.0)



                 MEAN - PREMIUM OVER UNAFFECTED SHARE PRICE:  30.6%
                 MEDIAN - PREMIUM OVER SHARE PRICE DAY BEFORE: 25.9%


Notes:
(1)  Based on 255 completed transactions.
(2)  Premium paid over unaffected market price (4 weeks prior to announcement).
(3)  Premium paid over market price day prior to announcement.

                                                                  MORGAN STANLEY

                                 PROJECT JUICE
================================================================================
          Premiums Paid in Selected U.S. Reinsurance Transactions (1)


                                Price to Earnings(x)

Re Capital Re Corp./ZRCH                                   22.2x
Discover Re/USF&G Corp.                                    21.1
National Re/General Re                                     19.3
American Re/Munich Re                                      18.6
Belvedere Corp./Christina General Insurance                18.1
Prudential Re/"Public Market"                              13.6
Constitution Re/Exor America Inc.                          10.5
National Reinsurance Corp./Robert M. Bass & Acadia         10.4
American Re-Insurance Corp./American Re Corp. (KKR)         9.6
Chartwell Re Corp./Wand Partners/Michigan Mutual            8.9
Underwriters Reinsurance Co./Alleghany Corp.                6.4
Kemper Re/Lumbermens Mutual                                 N.A
                                    Mean:                  14.4
                                    Median:                12.1




                               Price to Book Value(x)


American Re/Munich Re                                      3.89x
National Re/General Re                                     2.52
Kemper Re/Lumbermens Mutual                                1.8
Discover Re/USF&G Corp.                                    1.69
Re Capital Re Corp./ZRCH                                   1.63
Underwriters Reinsurance Co./Alleghany Corp.               1.48
National Reinsurance Corp./Robert M. Bass & Acadia         1.41
American Re-Insurance Corp./American Re Corp. (KKR)        1.2
Chartwell Re Corp./Wand Partners/Michigan Mutual           1.08
Constitution Re/Exor America Inc.                          1.02
Prudential Re/"Public Market"                              0.95
Belvedere Corp./Christina General Insurance                0.79
                                    Mean:                  1.62
                                    Median:                1.45

Note: (1) Based on GAAP financial data.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                      Multiples Paid of Economic Book Value

                                            --------------------------------------------------------------
                                                  Company Economic Book Values Prior To Acquisition
                                            --------------------------------------------------------------
                                                                                                Re Capital
                                            American Re       National Re     Prudential Re      Corp (1)
                                            ----------        ----------       ----------       ----------
                                             06/30/96          06/30/96         12/31/95         04/01/95
                                            ----------        ----------       ----------       ----------
GAAP Book Value                             $    855.9        $    374.8       $    983.6       $    182.9

Less Goodwill                                     86.9              35.7              0.0              0.0
                                                  ----              ----              ---              ---
-----------------------------------------------------------------------------------------------------------
Tangible Book Value                              769.0             339.2            983.6            182.9
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Investments Marked to Market                      (0.2)              0.0             12.1              0.0
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mark Borrowings to Market                          0.0               0.0              0.0              0.0
-----------------------------------------------------------------------------------------------------------

Discount Reserves:

Gross Reserves                                 4,884.7           1,042.5          2,969.3            210.4
Less Reinsurance Recoverables                  2,075.5              83.9            712.0             14.8
Plus Existing Discounted Reserves
(i.e. workers comp)                              508.8                 0                0                0
                                               -------           -------          -------           ------
Net Reserves                                   3,318.0             958.6          2,257.3            195.6
Yield on 7 - Year Bond                           6.592%            6.592%           5.504%           7.038%
Assumed Duration of Liabilities                    4.7               4.7              5.0              2.3
Discount Factor                                   25.9%             25.9%            23.5%            14.5%
Assumed Tax Rate                                  35.0%             35.0%            35.0%            35.0%

-----------------------------------------------------------------------------------------------------------
A/T Reserve Discount                             559.0             161.5            344.8             18.4
-----------------------------------------------------------------------------------------------------------

Estimate "Equity" in UPR:

UPR                                              989.2             108.6            294.3             52.2
DAC                                              268.3              31.9             80.0             13.4
Assumed Loss Ratio (Historical Average)          104.1%             67.9%            90.0%            70.0%
Discount Factor                                   25.9%             25.9%            23.5%            14.5%
Tax Rate                                          35.0%             35.0%            35.0%            35.0%

-----------------------------------------------------------------------------------------------------------
A/T "Equity" in UPR                              224.9              41.2             82.6             18.5
-----------------------------------------------------------------------------------------------------------

                                            --------------------------------------------------------------
                                                  Company Economic Book Values Prior To Acquisition
                                            --------------------------------------------------------------
                                                                                                Re Capital
                                            American Re       National Re     Prudential Re        Corp
                                            ----------        ----------       ----------       ----------
     Economic Book Value                    $  1,552.7        $    541.8       $  1,423.2       $    219.8

     Aggregate Value of Transaction         $  4,040.8        $  1,150.5       $    737.0       $    205.7

     -----------------------------------------------------------------------------------------------------
     Aggregate Value/Econ. Book Value           2.60 x            2.12 x           0.52 x           0.94 x
     -----------------------------------------------------------------------------------------------------

Note:
(1)  Book value information from ZRCH 1995 10-K filing.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                         Juice Reserve Run-off Valuation

--------------------------------------------------------------------------------
                                                         Discount Rate
                                                 ----------------------------
                                                  6.0%       8.0%       10.0%
                                                 ------     ------     ------

NPV of Net After Tax Cashflow (1)                $764.6     $722.9     $685.5

After-tax Released Gain/(Loss) on
  Investment Portfolio                             17.5       17.5       17.5

Initial Surplus Release                            68.2       68.2       68.2

Retained Earnings to 12/31/96                       0.0        0.0        0.0

NPV Released Surplus in 2006                       51.3       42.6       35.5

NPV Cost of Commutation in 2006 (2)                 7.8        6.4        5.4
                                                 ------     ------     ------

Total Reserve Run-off Value                      $909.3     $857.5     $811.9
                                                 ======     ======     ======

Less Debt                                         198.4      198.4      198.4

Plus Holding Company Cash and Invested Assets      94.6       94.6       94.6

Plus Option Proceeds (3)                           15.0       15.0       15.0

Per Share Value (26.7 MM Fully Diluted shares)   $30.74 sh  $28.80 sh  $27.09 sh
--------------------------------------------------------------------------------

Notes:
(1)  Assumes cashflows received midyear.
(2)  Assumes value in reserves in 2005 of $14MM.
(3)  Assumes .4358MM options with a strike price of $29.88 and .065MM at $30.356

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                                Juice Assumptions

---------------------------------------------------------------------------------------------------------------
  1997      1998      1999      2000      2001      2002      2003      2004      2005      2006     Remaining
  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----     ---------

Loss & LAE Reserve Runoff Patterns:
-----------------------------------

Old
   24.7%     15.7%     12.6%      9.2%      7.1%      5.5%      4.4%      3.0%      2.4%      3.4%        12.0%

New
   15.6%     22.5%     13.1%     11.1%      7.6%      6.0%      4.6%      3.9%      2.3%      1.9%        11.5%

Administrative/Operating Expenses:
----------------------------------
    $7.8      $3.9      $1.6      $0.5      $0.1      0.01    $0.001    $0.001    $0.001    $0.001       $0.001

Assumed A1 Financial Company Yield Curve (1/23/97):
--------------------------------------------------
   6.21%     6.53%     6.60%     6.66%     6.81%     6.92%     7.03%     7.14%     7.15%     7.16%        7.35%

Yield on Investment Income of Policyholder's Surplus
(5 Year Treasury)                                                        6.36%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------
                                   1996
                                   ----
Policyholder's Surplus            $674.2

Net Reserves                      $915.1
---------------------------------------------


---------------------------------------------

Reserves to Surplus Ratio            1.5 x

---------------------------------------------


----------------------------------------------------------------------
                                                1996E       Life (yrs)
                                                -----       ----------
UPR                                             316.5              2

(Assumed Loss Ratio)                                           71.7%

After-tax Unrealized Gain/(Loss)                 17.5

Deferred Taxes (As of 12/31/95)
  UPR                                            18.6
  Reserves                                       43.8
  DPAC                                           25.4
  Other                                         (99.2)
                                                -----
    Total                                       (11.4)
----------------------------------------------------------------------

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                               Juice Balance Sheet

                       01/01/97       1997     1998    1999    2000     2001    2002    2003    2004    2005     2006
                       --------       -------------------------------------------------------------------------------
Net Reserves
Existing:             --------
Reserve Balance         $915.1      $689.6   $546.1  $431.0  $346.5   $281.1  $231.0  $191.2   $163.5  $141.8  $110.2
                      --------
Annual Reserve Runoff                225.6    143.5   115.0    84.6     65.3    50.1    39.8     27.6    21.8    31.6
  Runoff Rate                        24.7%    15.7%   12.6%    9.2%     7.1%    5.5%    4.4%     3.0%    2.4%    3.4%

New Business:
Incremental Reserves
  from UPR                          $113.5   $113.5    $0.0    $0.0     $0.0    $0.0    $0.0     $0.0    $0.0    $0.0
Runoff Triangle                       17.7     25.5    14.9    12.6      8.6     6.8     5.2      4.5     2.6     2.1
                                      ----
                                               17.7    25.5    14.9     12.6     8.6     6.8      5.2     4.5     2.1
                                               ----
                                                        0.0     0.0      0.0     0.0     0.0      0.0     0.0     0.0
                                                        ---
                                                                0.0      0.0     0.0     0.0      0.0     0.0     0.0
                                                                ---      ---     ---     ---      ---     ---     ---
Annual Reserve Runoff                 17.7     43.2    40.4    27.5     21.2    15.4    12.0      9.7     7.0     4.2
                                      ====     ====    ====    ====     ====    ====    ====      ===     ===     ===

Incremental Reserves Balances         95.7    166.0   125.5    98.0     76.8    61.5    49.5     39.9    32.8    28.6

Total Reserve Balance               $785.3   $712.0  $556.6  $444.5   $358.0  $292.5  $240.7   $203.4  $174.6  $138.8

Policyholders' Surplus
                      --------
Initial Surplus         $674.2
                      --------
After Initial Release    606.1
Year End Surplus                    $520.1   $471.5  $368.6  $294.4   $237.1  $193.7  $159.4   $134.7  $115.6   $91.9

                                                                  MORGAN STANLEY

                                 PROJECT JUICE
================================================================================
                        Juice Statutory Income Statement

                         01/01/97       1997     1998    1999    2000     2001    2002     2003    2004    2005     2006
                         --------       --------------------------------------------------------------------------------
Income Statement
Earned Premiums                       $158.2   $158.2    $0.0    $0.0     $0.0    $0.0     $0.0    $0.0    $0.0     $0.0

Incurred Losses & LAE                  113.5    113.5     0.0     0.0      0.0     0.0      0.0     0.0     0.0      0.0

Net Investment Income
  On Existing Reserves                 $54.2    $42.5   $34.0   $27.4    $22.4   $18.4    $15.3   $12.9   $11.1     $9.2
  On Incremental Reserves from UPR      17.5     22.2     8.1     5.9      4.3     3.0      2.1     1.3     0.7      0.3
  On Policyholders' Surplus             35.8     31.5    26.7    21.1     16.9    13.7     11.2     9.4     8.0      6.6
                                    -------------------------------------------------------------------------------------
    Total                              107.5     96.3    68.9    54.4     43.5    35.1     28.6    23.6    19.8     16.1

Operating Expenses                      $7.8     $3.9    $1.6    $0.5     $0.1    $0.0     $0.0    $0.0    $0.0     $0.0
  Total Expenses                         7.8      3.9     1.6     0.5      0.1     0.0      0.0     0.0     0.0      0.0

Pre-tax Income                        $144.5   $137.2   $67.3   $53.9    $43.5   $35.1    $28.6   $23.6   $19.8    $16.1
-------------------------------------------------------------------------------------------------------------------------
Tax Discount on Reserves   $125.2      (30.9)   (19.6)  (15.7)  (11.6)    (8.9)   (6.9)    (5.4)   (3.8)   (3.0)    (4.3)
Tax Discount on UPR          53.2        0.0      0.0     0.0     0.0      0.0     0.0      0.0     0.0     0.0      0.0
                           ------        ---      ---     ---     ---      ---     ---      ---     ---     ---      ---
Total Taxable Income (current taxes)   113.7    117.5    51.6    42.4     34.5    28.3     23.2    19.8    16.8     11.8
                           ------
Total Current Tax Expense   35.0%      (39.8)   (41.1)  (18.1)  (14.8)   (12.1)   (9.9)    (8.1)   (6.9)   (5.9)    (4.1)
-------------------------------------------------------------------------------------------------------------------------
Net Gain                              $104.7    $96.0   $49.3   $39.1    $31.4   $25.2    $20.5   $16.6   $13.9    $12.0
                                      ======    =====   =====   =====    =====   =====    =====   =====   =====    =====
Surplus Release from Original Surplus   86.0     48.5   103.0    74.2     57.3    43.4     34.3    24.7    19.1     23.7
-------------------------------------------------------------------------------------------------------------------------
After-Tax Total Surplus Release       $190.7   $144.6  $152.2  $113.3    $88.7   $68.6    $54.8   $41.3   $33.0    $35.7
-------------------------------------------------------------------------------------------------------------------------

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                     Juice -- Investment Income on Reserves

Existing Reserves:                          1997     1998    1999    2000     2001    2002     2003    2004    2005     2006
                                            --------------------------------------------------------------------------------
                         Adj.  Rate(1)
                       ------  -------
1 Year Bonds:           0.00%    6.21%      $7.0
2 Year Bonds:           0.00%    6.53%       9.4     $4.7
3 Year Bonds:           0.00%    6.60%       7.6      7.6    $3.8
4 Year Bonds:           0.00%    6.66%       5.6      5.6     5.6    $2.8
5 Year Bonds:           0.00%    6.81%       4.4      4.4     4.4     4.4     $2.2
6 Year Bonds:           0.00%    6.92%       3.5      3.5     3.5     3.5      3.5    $1.7
7 Year Bonds:           0.00%    7.03%       2.8      2.8     2.8     2.8      2.8     2.8     $1.4
8 Year Bonds:           0.00%    7.14%       2.0      2.0     2.0     2.0      2.0     2.0      2.0    $1.0
9 Year Bonds:           0.00%    7.15%       1.6      1.6     1.6     1.6      1.6     1.6      1.6     1.6    $0.8
10 Year Bonds:          0.00%    7.16%       2.3      2.3     2.3     2.3      2.3     2.3      2.3     2.3     2.3     $1.1
15 Year Bonds:          0.00%    7.35%       8.1      8.1     8.1     8.1      8.1     8.1      8.1     8.1     8.1      8.1
                                             ---      ---     ---     ---      ---     ---      ---     ---     ---      ---
Net Investment Income on Reserves          $54.2    $42.5   $34.0   $27.4    $22.4   $18.4    $15.3   $12.9   $11.1     $9.2
                                           =====    =====   =====   =====    =====   =====    =====   =====   =====     ====

New Reserves
1 Year Bonds:           0.00%    6.21%      $0.5
2 Year Bonds:           0.00%    6.53%       1.7     $0.8
3 Year Bonds:           0.00%    6.60%       1.0      1.0    $0.5
4 Year Bonds:           0.00%    6.66%       0.8      0.8     0.8    $0.4
5 Year Bonds:           0.00%    6.81%       0.6      0.6     0.6     0.6     $0.3
6 Year Bonds:           0.00%    6.92%       0.5      0.5     0.5     0.5      0.5    $0.2
7 Year Bonds:           0.00%    7.03%       0.4      0.4     0.4     0.4      0.4     0.4     $0.2
8 Year Bonds:           0.00%    7.14%       0.3      0.3     0.3     0.3      0.3     0.3      0.3    $0.2
9 Year Bonds:           0.00%    7.15%       0.2      0.2     0.2     0.2      0.2     0.2      0.2     0.2    $0.1
10 Year Bonds:          0.00%    7.16%       0.2      0.2     0.2     0.2      0.2     0.2      0.2     0.2     0.2     $0.1
11 Year Bonds:          0.00%    7.20%      11.4      0.0     0.0     0.0      0.0     0.0      0.0     0.0     0.0      0.0
Net Investment Income on Reserves          $17.5     $4.7    $3.4    $2.5     $1.8    $1.3     $0.8    $0.5    $0.2     $0.1
                                           -----     ----    ----    ----     ----    ----     ----    ----    ----     ----
                                                     17.5     4.7     3.4      2.5     1.8      1.3     0.8     0.5      0.2
                                                     ----     ---     ---      ---     ---      ---     ---     ---      ---
Total Incremental Net Investment Income    $17.5    $22.2    $8.1    $5.9     $4.3    $3.0     $2.1    $1.3    $0.7     $0.3
                                           =====    =====    ====    ====     ====    ====     ====    ====    ====     ====

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                        Weighted Average Cost of Capital

                                                          Predicted                                                    Unlevered
                                                           Equity          Debt/         Debt/          Pfd/            (Asset)
              Company Name                                 Beta(1)     Market Equity   Market Cap   Market Equity        Beta
---------------------------------------------             ---------    -------------   ----------   -------------      ---------

NAC Re                                                      0.85          47.0%           32.0%         0.0%              0.65
Transatlantic Holdings                                      0.79           0.0%            0.0%         0.0%              0.79
Trenwick Group                                              0.60          32.3%           24.4%         0.0%              0.50
                                                          ---------    -------------   ----------   -------------      ---------
                                         ----------------------------------------------------------------------------------------
                                         MEAN               0.75          26.5%           18.8%         0.0%              0.65
                                         MEDIAN             0.79          32.3%           24.4%         0.0%              0.65
                                         ----------------------------------------------------------------------------------------

Relevering of Mean      Asset Beta. (Mean/Median)

      Debt/         Debt/         Pfd/        Relevered    Cost of       Cost of       Cost of     Cost of       Cost of
    Mkt Equity  (Debt+Mkt.Eq.)  Mkt Equity      Beta       Debt(P/T)     Debt(A/T)    Preferred    Equity       Capital(2)
    ----------  --------------  ----------    ---------    ---------     ---------    ---------    ------       ----------

        0.0%         N.M.         0.0%          0.65         6.9%          4.5%         0.0%        11.6%         11.6%
       10.0%         9.1%         0.0%          0.69         7.2%          4.7%         0.0%        11.9%         11.3%
       20.0%        16.7%         0.0%          0.73         7.4%          4.8%         0.0%        12.3%         11.0%
       30.0%        23.1%         0.0%          0.77         7.7%          5.0%         0.0%        12.6%         10.8%
       40.0%        28.6%         0.0%          0.81         7.9%          5.2%         0.0%        12.9%         10.7%
       50.0%        33.3%         0.0%          0.86         8.2%          5.3%         0.0%        13.2%         10.6%
       60.0%        37.5%         0.0%          0.90         8.4%          5.5%         0.0%        13.5%         10.5%
       70.0%        41.2%         0.0%          0.94         8.7%          5.6%         0.0%        13.8%         10.4%
       80.0%        44.4%         0.0%          0.98         8.9%          5.8%         0.0%        14.1%         10.4%
       90.0%        47.4%         0.0%          1.02         9.2%          6.0%         0.0%        14.4%         10.4%
      100.0%        50.0%         0.0%          1.07         9.4%          6.1%         0.0%        14.7%         10.4%

Formulas                                                                          Assumptions
--------                                                                          -----------
                                   Levered Beta                  D = Debt
Unlevered Beta =         ----------------------------------      E = Equity               Risk Free Rate        6.93%(3)
                              1 + (D/E)(1-t)+(Pfd/E)             t = Marginal Tax Rate    Market Risk Premium   7.30%
                                                                 Pfd = Preferred          Marginal Tax Rate(t) 35.00%

Cost of Equity =         Risk Free Rate + Levered Beta*(Market Risk Premium)

----------
  NOTES: (1) Source: Barra, U.S. Equity Beta Book as of October, 1996.
         (2) Based on after-tax cost of debt.
         (3) Current yield on a 10 year government bond as of April 16, 1997.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             Excess Capital Analysis
                                     ($MM)

                                                  Statutory Data
                                          -----------------------------
                                                                1995              Implied
                                               1996E          Industry        Excess/(Deficient)
                                              Juice(1)       Average(2)            Capital             Per Share
                                              --------       ----------       ------------------       ---------
I. Operating Leverage:
                                ------
     Juice Surplus @ 12/31/96   $674.2
                                ------
   NPW/Surplus                                  1.10 x         0.85 x              ($199.9)            ($7.49)

   Losses & LAE/Surplus                         1.36           1.83                 $174.2              $6.53

   Losses & LAE + UPR/Surplus                   1.82           2.10                  $88.7              $3.32

                                       RBC As % of Company Action Level
                                       --------------------------------
II. Risk-Based Capital Levels:
                                                             1995
                                ------        1996E        Industry
     Juice Adjusted Capital     $689.8        Juice         Average
                                ------     -----------    ----------
                                              178.7%        197.6%                  ($72.8)            ($2.73)

III. Juice Company Estimate:                                                        $100.0              $3.75

Notes:
------
(1) Juice Company estimates (ZRC only).
(2) Industry average includes Chartwell Re, NAC Re, Everest Re, Transatlantic Holdings, Trenwick Group and General Re.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                   Statutory Operating Comparison of Selected
                    Property & Casualty Insurance Companies
                              (U.S. $ in Thousands)

                             ========
                                           Chartwell     Everest
                                          Reinsurance  Reinsurance            Transatlantic
                               Juice       Company       Company     NAC Re      Holdings    Trenwick Re  General Re
                             --------     -----------  -----------  --------  -------------  -----------  ----------
Net Premiums Written
           1991               $44,183        $30,260    $692,582    $233,044      $483,859      $84,575   $2,122,317
           1992                56,350         27,545     704,207     268,023          N.A.       81,883    2,176,759
           1993                98,873         65,274     760,526     336,941          N.A.      101,393         N.A.
           1994               302,188        113,886     733,383     412,412       868,370      139,635    2,581,029
           1995               602,269        122,981     667,697     476,048     1,008,781      197,162    2,918,150
--------------------------------------------------------------------------------------------------------------------
     5-YEAR CAGR                99.5%          52.6%       -0.3%       20.4%          N.M.        24.9%        11.1%
--------------------------------------------------------------------------------------------------------------------
Premiums Earned
           1991               $43,750        $27,505    $684,905    $229,358      $497,421      $87,189   $2,118,883
           1992                48,968         26,026     695,451     250,532          N.A.       81,831    2,166,389
           1993                83,544         63,729     756,581     306,379          N.A.       93,180         N.A.
           1994               221,814        101,632     722,454     375,870       851,183      132,683    2,417,071
           1995               497,934        120,137     632,104     452,994       981,177      177,394    2,855,605
--------------------------------------------------------------------------------------------------------------------
     5-YEAR CAGR                89.2%          53.9%       -1.2%       19.3%          N.M.        21.0%        10.5%
--------------------------------------------------------------------------------------------------------------------
Net Investment Income
           1991               $11,214        $11,879    $158,738     $58,054      $119,168      $30,202     $672,254
           1992                10,223         11,151     150,473      64,375          N.A.       30,775      676,135
           1993                24,022         10,740     134,360      73,804          N.A.       33,690         N.A.
           1994                42,029         13,889     134,749      73,336       153,442       32,842      620,525
           1995                70,082         18,267     153,441      78,352       172,202       35,770      679,137
--------------------------------------------------------------------------------------------------------------------
     5-YEAR CAGR                66.2%          11.4%       -1.8%        7.6%          N.M.         4.1%         0.3%
--------------------------------------------------------------------------------------------------------------------
Average Investment Yield(1)
           1991                   7.2%           7.3%        6.9%        6.6%          5.9%         7.4%         6.9%
           1992                   5.8            5.6         6.5         5.4          N.A.          6.4          6.6
           1993                   3.3            5.1         5.4         5.8          N.A.          6.8         N.A.
           1994                   4.8            5.1         5.1         5.3           6.1          6.0          5.5
           1995                   5.0            5.0         5.0         4.5           5.9          5.9          5.3
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                      5.2%           5.6%        5.8%        5.5%          6.0%         6.5%         6.1%
--------------------------------------------------------------------------------------------------------------------
Loss Ratio(2)
           1991                  76.7%          81.0%       78.1%       71.8%         81.4%        74.9%        72.5%
           1992                  94.1           67.9       112.7        86.7          N.A.         79.9         78.8
           1993                  84.0           76.7        81.0        69.9          N.A.         68.6         N.A.
           1994                  82.4           75.4        85.8        66.6          80.1         70.0         70.7
           1995                  75.6           72.4        92.2        65.1          76.1         63.7         67.2
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                     84.0%          73.1        92.9        72.1%         79.2%        71.4%        72.3%
--------------------------------------------------------------------------------------------------------------------
                             ========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                   Statutory Operating Comparison of Selected
                    Property & Casualty Insurance Companies
                              (U.S. $ in Thousands)

                             ========
                                           Chartwell     Everest
                                          Reinsurance  Reinsurance            Transatlantic
                               Juice       Company       Company     NAC Re      Holdings    Trenwick Re  General Re
                             --------     -----------  -----------  --------  -------------  -----------  ----------
Expense Ratio(3)
           1991                  33.1%         35.3%        33.8%       36.5%         26.0%        34.0%        29.7%
           1992                  34.2          52.3         33.0        40.1          N.A.         34.1         29.6
           1993                  42.2          37.2         29.1        41.0          N.A.         33.6         N.A.
           1994                  32.2          30.3         32.6        39.1          25.5         33.2         30.6
           1995                  30.9          32.5         38.8        38.0          26.0         31.8         32.3
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                     34.5%         37.5         33.4        38.9%         25.9%        33.3%        30.6%
--------------------------------------------------------------------------------------------------------------------
Combined Ratio
           1991                 109.8%        116.3%       111.9%      108.3%        107.4%       108.9%       102.2%
           1992                 128.2         120.2        145.7       126.9          N.A.        114.0        108.4
           1993                 126.1         113.9        110.1       110.9          N.A.        102.3         N.A.
           1994                 114.6         105.7        118.4       105.7         105.7        103.1        101.2
           1995                 106.2         104.8        131.1       103.1         102.2         95.6         99.5
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                    117.1%        112.2        123.4       111.0%        105.1%       104.8%       102.8%
--------------------------------------------------------------------------------------------------------------------
Policyholders' Surplus
           1991              $105,323       $51,410     $590,284    $230,040      $414,969     $139,496   $3,363,071
           1992               104,059        75,470      519,028     384,031          N.A.      212,398    3,452,099
           1993               614,650        81,102      607,688     406,163          N.A.      224,902         N.A.
           1994               607,470       111,845      600,679     407,024       590,930      236,056    3,770,077
           1995               657,197       188,037      686,857     615,433       787,403      257,590    4,606,677
--------------------------------------------------------------------------------------------------------------------
     5-YEAR CAGR                72.1%         34.8%         4.6%       22.5%          N.M.        14.3%        11.1%
--------------------------------------------------------------------------------------------------------------------
Net Operating Income(4)
           1991                $4,643        $3,751      $39,057     $28,720       $62,368      $17,035     $531,663
           1992                (4,676)        2,603     (111,976)     (6,804)         N.A.       14,627      414,542
           1993                (3,968)        1,686       55,040      17,873          N.A.       22,357         N.A.
           1994               (26,094)        3,182        2,650      24,487        76,644       20,152      486,593
           1995               (14,394)        7,270      (20,514)     42,110       124,961       27,822      585,850
--------------------------------------------------------------------------------------------------------------------
     5-YEAR CAGR                 N.M.         16.5%         N.M.        N.M.          N.M.        13.9%         3.3%
--------------------------------------------------------------------------------------------------------------------
Return on Average
   Policyholders' Surplus(5)
           1992                  N.M.%         4.1%         N.M.%       N.M.%          0.0%         8.3%        12.2%
           1993                  N.M.          2.2           9.8         4.5          N.M.         10.2          0.0
           1994                  N.M.          3.3           0.4         6.0          25.9          8.7         25.8
           1995                  N.M.          4.8          N.M.         8.2          18.1         11.3         14.0
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                     N.M.%         3.6%          5.1%        6.3%         22.0%         9.6%        17.3%
--------------------------------------------------------------------------------------------------------------------
                             ========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                   Statutory Operating Comparison of Selected
                    Property & Casualty Insurance Companies
                              (U.S. $ in Thousands)

                                           Chartwell     Everest
                             =========    Reinsurance  Reinsurance            Transatlantic
                               Juice       Company       Company     NAC Re      Holdings    Trenwick Re  General Re
                             --------     -----------  -----------  --------  -------------  -----------  ----------
NPW/Surplus
           1991                 0.42 x       0.59 x        1.17 x     1.01 x       1.17 x       0.61 x        0.63 x
           1992                 0.54         0.36          1.36       0.70         N.A.         0.39          0.36
           1993                 0.16         0.80          1.25       0.83         N.A.         0.45          N.A.
           1994                 0.50         1.02          1.22       1.01         1.47         0.59          0.68
           1995                 0.92         0.65          0.97       0.77         1.28         0.77          0.63
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                    0.51 x       0.69 x        1.19 x     0.87 x       1.31 x       0.56 x        0.64 x
--------------------------------------------------------------------------------------------------------------------
Losses+LAE/Surplus
           1991                 0.67 x       2.46 x        2.78 x     2.31 x       2.99 x       1.85 x        1.86 x
           1992                 0.80         1.67          3.34       1.64         N.A.         1.26          1.92
           1993                 0.18         1.80          2.96       1.72         N.A.         1.19          N.A.
           1994                 0.41         1.60          3.22       1.95         2.92         1.25          1.73
           1995                 1.02         1.12          3.08       1.49         2.52         1.27          1.51
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                    0.62 x       1.73 x        3.08 x     1.82 x       2.81 x       1.36 x        1.76 x
--------------------------------------------------------------------------------------------------------------------
Losses+LAE+UPR/Surplus
           1991                 0.77 x       2.57 x        3.13 x     2.66 x       3.36 x       2.00 x        2.08 x
           1992                 0.98         1.78          3.76       1.90         N.A.         1.35          2.14
           1993                 0.23         1.93          3.32       2.04         N.A.         1.32          N.A.
           1994                 0.60         1.81          3.60       2.37         3.30         1.40          1.97
           1995                 1.42         1.27          3.47       1.79         2.84         1.49          1.73
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                    0.80 x       1.87 x        3.46 x     2.15 x       3.17 x       1.51 x        1.98 x
--------------------------------------------------------------------------------------------------------------------
Losses+LAE+NPW/Surplus
           1991                 1.09 x       3.05 x        3.96 x     3.32 x       4.16 x       2.46 x        2.49 x
           1992                 1.34         2.03          4.70       2.33           NM         1.64          2.55
           1993                 0.34         2.60          4.21       2.55           NM         1.64            NM
           1994                 0.91         2.62          4.44       2.97         4.39         1.84          2.41
           1995                 1.93         1.77          4.06       2.26         3.80         2.03          2.14
--------------------------------------------------------------------------------------------------------------------
     AVERAGE                    1.12 x       2.41 x        4.27 x     2.69 x       4.12 x       1.92 x        2.40 x
--------------------------------------------------------------------------------------------------------------------
                              ========

Notes: (1) Average Investment Yield is calculated as follows: Nt. Investment
           Income/Invested Assets.
       (2) Loss ratios are calculated as follows: Losses+LAE/NPE.
       (3) Expense ratios are calculated as follows: Expenses (including commissions)/NPW
       (4) Net operating income excludes realized gains on investments at an assumed 35% tax rate.
       (4) Return on policyholders' surplus is calculated as follows: net operating income/average policyholders' surplus

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF ASSUMPTIONS
================================================================================

                                                                              PROJECTED
                                     ------------------------------------------------------------------------------------- 1997-2006
Premium Growth                        1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007  CAGR/AVG
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Gross Premiums Growth                  65.4%   -0.1%    7.2%    5.7%    5.3%    5.3%    5.3%    5.3%    5.3%    5.3%    5.3%   11.0%
Net Written Premiums Growth            10.1%   10.0%   10.0%   10.0%   10.0%   10.0%    5.3%    5.3%    5.3%    5.3%    5.3%    8.2%

Net Earned Premiums Growth              9.1%   11.8%   10.0%    9.7%    9.8%   10.1%    8.4%    5.3%    5.3%    5.3%    5.3%    8.5%

Statutory Ratios
Losses & LAE                           71.3%   71.6%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%
  Net Commission and Brokerage         25.8%   25.6%   25.6%   25.6%   25.5%   25.5%   26.3%   26.3%   26.3%   26.3%   26.3%   25.9%
  Other Underwriting Expenses           5.5%    5.3%    5.1%    4.9%    4.7%    4.5%    4.5%    4.5%    4.5%    4.5%    4.5%    4.8%
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Expenses                         31.3%   30.9%   30.6%   30.4%   30.2%   30.0%   30.8%   30.8%   30.8%   30.8%   30.8%   30.6%
Dividends to Policyholders              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
  Combined Ratio                      102.6%  102.5%  102.3%  102.1%  101.9%  101.7%  102.5%  102.5%  102.5%  102.5%  102.5%  102.3%
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

GAAP Ratios
Losses & LAE                           71.3%   71.6%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%   71.7%
  Net Commission and Brokerage         26.0%   25.6%   25.6%   25.5%   25.5%   25.5%   25.7%   25.8%   25.8%   25.9%   26.0%   25.7%
  Other Underwriting Expenses           6.0%    5.6%    5.4%    5.2%    5.0%    4.8%    4.6%    4.6%    4.6%    4.6%    4.6%    5.0%
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Expenses                         31.9%   31.2%   30.9%   30.7%   30.5%   30.3%   30.3%   30.4%   30.5%   30.5%   30.6%   30.7%
Dividends to Policyholders              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
  Combined Ratio                      103.2%  102.9%  102.6%  102.4%  102.2%  102.0%  102.0%  102.1%  102.2%  102.2%  102.3%  102.4%
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Yields
Wtd. Avg. Yield on Taxables            6.38%   6.18%   6.44%   6.49%   6.92%   6.58%   7.16%   7.26%   7.12%   7.41%   7.23%   6.79%
Wtd. Avg. Yld. On Non-Taxables         4.81%   4.75%   4.68%   4.70%   5.08%   4.82%   4.99%   4.95%   4.95%   5.05%   5.13%   4.88%
  Wtd. Avg. Pretax Yld. on Bonds       6.07%   6.15%   6.09%   6.16%   6.17%   6.18%   6.21%   6.30%   6.36%   6.40%   6.43%   6.21%

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF ASSUMPTIONS
================================================================================

                                                                              PROJECTED
                                     ------------------------------------------------------------------------------------- 1997-2006
Other Statutory Assumptions:          1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007  CAGR/AVG
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income Statement
Premiums Ceded/Gross Premiums          35.1%   28.6%   26.8%   23.8%   20.4%   16.9%   16.9%   16.9%   16.9%   16.9%   16.9%   21.9%
Unearned Premiums/Change in NPW        80.6%   64.6%   64.8%   67.2%   69.3%   68.4%   68.4%   68.4%   68.4%   68.4%   68.4%   68.9%
Growth in Other lncome                  0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
Marginal Tax Rate                      35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%   35.1%
AMT Tax Rate                           20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%
Tax Discount for Change in Reserves    17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%   17.6%
Tax Dis for Change in Unearn. Prem.    20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%   20.0%

Balance Sheet
Agents' Balances/NPW                   31.5%   31.0%   30.5%   30.0%   30.0%   30.0%   30.0%   30.0%   30.0%   30.0%   30.0%   30.3%
Reins. Recov./Loss & LAE Reserves       1.8%    1.7%    1.6%    1.5%    1.5%    1.5%    1.5%    1.5%    1.5%    1.5%    1.5%    1.6%
Other Assets/Loss & LAE Reserves       11.0%    8.9%    7.4%    6.6%    6.0%    5.5%    4.9%    4.9%    4.9%    4.9%    4.9%    6.5%
Other Liabilities/(Loss Res. + UPR)     1.1%    0.7%    0.6%    0.6%    0.6%    0.6%    0.6%    0.6%    0.6%    0.6%    0.6%    0.7%

GAAP Balance Sheet Assumptions:
Change in DPAC / Change in UPR         23.4%   25.5%   25.6%   25.6%   25.6%   25.6%   25.6%   25.6%   25.6%   25.6%   25.6%   25.4%

Operating Leverage Constraints:
Max. Net Premiums/Surplus(x)           1.50    1.50    1.50    1.50    1.50    1.50    1.50    1.50    1.50    1.50    1.50   150.0%
Max. NPW + Reserves/Surplus(x)         4.00    4.00    4.00    4.00    4.00    4.00    4.00    4.00    4.00    4.00    4.00   400.0%
RBC Ratio                               250%    250%    250%    250%    250%    250%    250%    250%    250%    250%    250%  250.0%

Loss Reserve Runoff Assumptions:
Existing Loss Reserve Runoff           24.7%   15.7%   12.6%    9.2%    7.1%    5.5%    4.4%    3.0%    2.4%    1.9%    1.6%    8.6%
New Business Loss Reserve Runoff       15.6%   22.5%   13.1%   11.1%    7.6%    6.0%    4.6%    3.9%    2.3%    1.9%    1.9%    8.8%

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

KEY OPERATING STATISTICS
================================================================================

                                                                            PROJECTED
                                 ---------------------------------------------------------------------------------------------
STATUTORY SUMMARY                  1997        1998        1999        2000        2001        2002        2003        2004
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Gross Premiums Written           $ 1,256.7   $ 1,255.9   $ 1,346.6   $ 1,424.0   $ 1,499.7   $ 1,579.8   $ 1,664.3   $ 1,753.2
  % Growth                            65.4%      -0.1%         7.2%        5.7%        5.3%        5.3%        5.3%        5.3%
Net Premiums Written             $   815.0   $   896.5   $   986.2   $ 1,084.8   $ 1,193.2   $ 1,312.6   $ 1,382.7   $ 1,456.6
  % Growth                            10.1%       10.0%       10.0%       10.0%       10.0%       10.0%        5.3%        5.3%
Net Premiums Earned                  754.5       843.8       928.0     1,018.5     1,118.1     1,231.0     1,334.7     1,406.1
  % Growth                             9.1%       11.8%       10.0%        9.7%        9.8%       10.1%        8.4%        5.3%
Net Underwriting Income              (38.4)      (37.5)      (39.2)      (41.6)      (44.0)      (45.5)      (47.6)      (50.1)
  % Growth                           -3.5%       -2.3%         4.5%        6.1%        5.7%        3.5%        4.5%        5.3%
Net Investment Income                100.7       113.6       129.3       150.6       172.0       194.7       217.4       240.4
  % Growth                            21.8%       12.8%       13.9%       16.5%       14.2%       13.2%       11.6%       10.6%
Net Gain                              32.8        42.0        52.3        65.2        78.0        92.0       108.5       123.5
  % Growth                           194.8%       28.1%       24.6%       24.7%       19.5%       18.0%       17.9%       13.9%

Total Assets                     $ 2,174.3   $ 2,445.4   $ 2,784.9   $ 3,161.3   $ 3,562.2   $ 3,991.7   $ 4,359.7   $ 4,720.4
Statutory Capital & Surplus          639.6       617.6       657.4       723.2       795.5       875.0       921.8       971.1

ROAS                                   5.0%        6.7%        8.2%        9.5%       10.3%       11.0%       12.1%       13.1%
Oper. Margin                           4.3%        5.0%        5.6%        6.4%        7.0%        7.5%        8.1%        8.8%
Effective Tax Rate                    55.9%       52.7%       49.6%       47.4%       45.9%       44.8%       42.1%       40.5%

Net Premiums Written/Surplus (x)      1.27        1.45        1.50        1.50        1.50        1.50        1.50        1.50
NPW + Reserves/Surplus                3.06        3.70        3.98        4.09        4.17        4.23        4.39        4.51

Ratios:
Losses & LAE                          71.3%       71.6%       71.7%       71.7%       71.7%       71.7%       71.7%       71.7%
  Net Commission and Brokerage        25.8%       25.6%       25.6%       25.6%       25.5%       25.5%       26.3%       26.3%
  Other Underwriting Expenses          5.5%        5.3%        5.1%        4.9%        4.7%        4.5%        4.5%        4.5%
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Expenses                        31.3%       30.9%       30.6%       30.4%       30.2%       30.0%       30.8%       30.8%
Dividends to Policyholders             0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Combined Ratio                     102.6%      102.5%      102.3%      102.1%      101.9%      101.7%      102.5%      102.5%
                                 =========   =========   =========   =========   =========   =========   =========   =========

                                             PROJECTED
                                 ---------------------------------
                                                                     1997-2006
STATUTORY SUMMARY                  2005        2006        2007       CAGR/AVG
                                 ---------   ---------   ---------   ---------
Gross Premiums Written           $ 1,846.9   $ 1,945.6   $ 2,049.6         5.3%
  % Growth                             5.3%        5.3%        5.3%       11.0%
Net Premiums Written             $ 1,534.5   $ 1,616.5   $ 1,702.9         8.0%
  % Growth                             5.3%        5.3%        5.3%        8.2%
Net Premiums Earned                1,481.2     1,560.4     1,643.8         8.5%
  % Growth                             5.3%        5.3%        5.3%        8.5%
Net Underwriting Income              (52.8)      (55.6)      (58.6)         NM
  % Growth                             5.3%        5.3%        5.3%        3.5%
Net Investment Income                262.4       284.2       306.3        12.6%
  % Growth                             9.1%        8.3%        7.8%       13.2%
Net Gain                             137.1       150.0       162.8        18.5%
  % Growth                            11.0%        9.4%        8.5%       36.2%

Total Assets                     $ 5,080.7   $ 5,444.5   $ 5,813.0        10.9%
Statutory Capital & Surplus        1,023.0     1,077.7     1,135.3         6.9%

ROAS                                  13.7%       14.3%       14.7%       10.4%
Oper. Margin                           9.3%        9.6%        9.9%        7.2%
Effective Tax Rate                    39.6%       39.0%       38.6%       45.7%

Net Premiums Written/Surplus (x)      1.50        1.50        1.50        1.47
NPW + Reserves/Surplus                4.60        4.68        4.74        4.14

Ratios:
Losses & LAE                          71.7%       71.7%       71.7%       71.7%
  Net Commission and Brokerage        26.3%       26.3%       26.3%       25.9%
  Other Underwriting Expenses          4.5%        4.5%        4.5%        4.8%
                                 ---------   ---------   ---------   ---------
Total Expenses                        30.8%       30.8%       30.8%       30.6%
Dividends to Policyholders             0.0%        0.0%        0.0%        0.0%
                                 ---------   ---------   ---------   ---------
  Combined Ratio                     102.5%      102.5%      102.5%      102.3%
                                 =========   =========   =========   =========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections

INVESTMENT YIELD ASSUMPTIONS
================================================================================

                                                                         PROJECTED
                             --------------------------------------------------------------------------------------------- 1997-2006
                              1996    1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    AVG
                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Wtd. Avg. Mat. of Bond
Portfolio:
  Taxable Bonds                 4.1     4.3     3.6     5.5     4.6     4.5     4.0     6.4     8.2     8.7     9.7     9.8     5.9
  Municipal Bonds               5.0     5.6     4.7     5.3     4.6     6.5     6.2     7.1     7.5     7.6     8.0     8.1     6.3

Amortization Schedules of
Initial Existing Bond Porfolio:
  Taxable Bonds                        12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%   12.2%
  Municipal Bonds                      10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%   10.0%

Asset Allocation of
Investment Portfolio
  Short-Term Bonds              5.7%    5.2%    4.6%    4.0%    3.4%    3.0%    2.7%    2.5%    2.3%    2.1%    2.0%    1.8%    3.2%
  Taxable Bonds                76.0%   76.1%   76.6%   77.3%   77.6%   77.6%   77.8%   76.8%   76.0%   76.3%   76.3%   76.9%   76.8%
  Municipal Bonds               9.2%    9.4%    9.6%    9.8%   10.0%   10.1%   10.3%   11.0%   11.6%   11.4%   11.3%   10.8%   10.5%
                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Bonds                    85.1%   85.5%   86.2%   87.1%   87.7%   87.6%   88.1%   87.8%   87.6%   87.7%   87.6%   87.7%   87.3%
  Preferred Stocks              0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
  Common Stocks                 9.2%    9.3%    8.2%    7.9%    7.8%    7.8%    8.3%    8.4%    9.0%    9.4%    9.5%    9.7%    8.6%
  Real Estate                   0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
  Mortgage Loans                0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
  Other Invested Assets         0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%    0.0%
Total Allocated Assets        100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%
                             ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

CALCULATION OF DIVIDENDS TO HOLDING COMPANY
================================================================================

I. Operating Leverage Constraints:                      1997     1998       1999     2000      2001     2002
                                                       ------   -------   --------  -------   ------   ------
A. Maximum NPW/Surplus Ratio (x)                         1.50      1.50      1.50      1.50     1.50     1.50
   Required Surplus under Constraint       Enabled?    $543.3   $ 597.7   $ 657.4    $723.2   $795.5   $875.0
   Surplus Before Dividends                No=0, Yes=1  707.0     681.6     670.0     722.7    801.1    887.5
                                                       ------   -------   --------  -------   ------   ------
   -----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    1        163.7      83.9      12.5      (0.5)     5.6     12.5
   ===========================================================================================================

B. Maximum NPW + Reserves/Surplus Ratio (x)              4.00      4.00      4.00      4.00     4.00     4.00
   Required Surplus under Constraint       Enabled?    $489.6   $ 571.4   $ 653.8    $739.1   $829.2   $925.7
   Surplus Before Dividends                No=0, Yes=1  707.0     681.6     670.0     722.7    801.1    887.5
                                                       ------   -------   --------  -------   ------   ------
   -----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    0        217.4     110.2      16.2     (16.5)   (28.0)   (38.2)
   ===========================================================================================================

C. Risk Based Capital Ratio                               250%      250%      250%      250%     250%     250%
   Required Surplus under Constraint       Enabled?    $732.8   $ 975.6   $ 833.2    $644.2   $728.8   $817.8
   Surplus Before Dividends                No=0, Yes=1  707.0     681.6     670.0     722.7    801.1    887.5
                                                       ------   -------   --------  -------   ------   ------
   -----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    0        (25.8)   (294.0)   (163.2)     78.5     72.4     69.7
   ===========================================================================================================

II. Regulatory Constraints:

A. State Regulation: DE
   Greater of: Prior Year Net Gain         Enabled?    $ 11.1   $  32.8   $  42.0    $ 52.3   $ 65.2   $ 78.0
     10% of Prior Yr Surplus               No=0, Yes=1   67.4      64.0      61.8      65.7     72.3     79.5
                                                       ------   -------   --------  -------   ------   ------
   -----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    1         67.4      64.0      61.8      65.7     72.3     79.5
   ===========================================================================================================

CALCULATED DIVIDEND
--------------------------------------------------------------------------------------------------------------
   Max. Div. NPW/Surplus Constraint (P)                $163.7   $  83.9   $   12.5  ($  0.5)  $  5.6   $ 12.5
   Max. Div. NPW + Reserves/Surplus (R)                    NA        NA         NA       NA       NA       NA
   Max. Div. Risk Based Capital Constraint (C)             NA        NA         NA       NA       NA       NA
   Max. Div. State Regulation Constraint (S)             67.4      64.0       61.8     65.7     72.3     79.5
                                                       -------------------------------------------------------

     Dividend Payable to Holding Company               $ 67.4   $  64.0   $   12.5  ($  0.5)  $  5.6   $ 12.5
     Extraordinary Dividend (E)                           0.0       0.0        0.0      0.0      0.0      0.0
                                                       -------------------------------------------------------

     Dividend Paid to Holding Company                  $ 67.4   $  64.0   $   12.5  ($  0.5)  $  5.6   $ 12.5
                                                       ======   =======   ========  =======   ======   ======
       Binding Dividend Constraint                          S         S          P        P        P        P
==============================================================================================================

I. Operating Leverage Constraints:                         2003       2004       2005       2006       2007
                                                         --------   --------   --------   --------   --------
A. Maximum NPW/Surplus Ratio (x)                             1.50       1.50       1.50       1.50       1.50
   Required Surplus under Constraint       Enabled?      $  921.8   $  971.1   $1,023.0   $1,077.7   $1,135.3
   Surplus Before Dividends                No=0, Yes=1      983.5    1,045.3    1,108.2    1,173.0    1,240.5
                                                         --------   --------   --------   --------   --------
   ----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    1             61.7       74.3       85.2       95.3      105.2
   ==========================================================================================================

B. Maximum NPW + Reserves/Surplus Ratio (x)                  4.00       4.00       4.00       4.00       4.00
   Required Surplus under Constraint       Enabled?      $1,011.2   $1,094.4   $1,177.2   $1,260.5   $1,344.6
   Surplus Before Dividends                No=0, Yes=1      983.5    1,045.3    1,108.2    1,173.0    1,240.5
                                                         --------   --------   --------   --------   --------
   ----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    0            (27.7)     (49.1)     (69.0)     (87.5)    (104.1)
   ==========================================================================================================

C. Risk Based Capital Ratio                                   250%       250%       250%       250%       250%
   Required Surplus under Constraint       Enabled?      $  906.8   $  992.9   $1,076.6   $1,160.6   $1,243.8
   Surplus Before Dividends                No=0, Yes=1      983.5    1,045.3    1,108.2    1,173.0    1,240.5
                                                         --------   --------   --------   --------   --------
   ----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    0             76.7       52.5       31.6       12.4       (3.3)
   ==========================================================================================================

II. Regulatory Constraints:

A. State Regulation: DE
   Greater of: Prior Year Net Gain         Enabled?      $   92.0   $  108.5   $  123.5   $  137.1   $  150.0
     10% of Prior Yr Surplus               No=0, Yes=1       87.5       92.2       97.1      102.3      107.8
                                                         --------   --------   --------   --------   --------
   ----------------------------------------------------------------------------------------------------------
   Maximum Dividend Allowed                    1             92.0      108.5      123.5      137.1      150.0
   ==========================================================================================================

CALCULATED DIVIDEND
-------------------------------------------------------------------------------------------------------------
   Max. Div. NPW/Surplus Constraint (P)                  $   61.7   $   74.3   $   85.2   $   95.3   $  105.2
   Max. Div. NPW + Reserves/Surplus (R)                        NA         NA         NA         NA         NA
   Max. Div. Risk Based Capital Constraint (C)                 NA         NA         NA         NA         NA
   Max. Div. State Regulation Constraint (S)                 92.0      108.5      123.5      137.1      150.0
                                                         ----------------------------------------------------

     Dividend Payable to Holding Company                 $   61.7   $   74.3   $   85.2   $   95.3   $  105.2
     Extraordinary Dividend (E)                               0.0        0.0        0.0        0.0        0.0
                                                         ----------------------------------------------------

     Dividend Paid to Holding Company                    $   61.7   $   74.3   $   85.2   $   95.3   $  105.2
                                                         ========   ========   ========   ========   ========
       Binding Dividend Constraint                              P          P          P          P          P
=============================================================================================================

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

COMBINED OPERATING STATUTORY INCOME STATEMENT
================================================================================

                                                                         PROJECTED
                                  -------------------------------------------------------------------------------------
                                    1996       1997       1998       1999       2000       2001       2002       2003
                                  --------   --------   --------   --------   --------   --------   --------   --------
Gross Premiums Written            $  760.0   $1,256.7   $1,255.9   $1,346.6   $1,424.0   $1,499.7   $1,579.8   $1,664.3
 Premiums Ceded                       20.0      441.7      359.4      360.4      339.2      306.4      267.3      281.6
                                  --------   --------   --------   --------   --------   --------   --------   --------
Net Premiums Written                 740.0      815.0      896.5      986.2    1,084.8    1,193.2    1,312.6    1,382.7
 Total Net Unearned Premiums          48.7       60.5       52.7       58.1       66.3       75.2       81.6       48.0
                                  --------   --------   --------   --------   --------   --------   --------   --------
Net Premiums Earned                  691.3      754.5      843.8      928.0    1,018.5    1,118.1    1,231.0    1,334.7
Losses & LAE                         489.2      537.7      604.6      665.4      730.3      801.7      882.7      957.1
 Net Commission and Brokerage        204.3      210.2      229.5      252.0      277.2      304.9      335.3      363.6
 Other Underwriting Expenses          37.6       45.0       47.3       49.9       52.6       55.5       58.5       61.6
                                  --------   --------   --------   --------   --------   --------   --------   --------
Total Expenses                       241.8      255.2      276.8      301.9      329.8      360.4      393.8      425.2
Dividends to Policyholders             0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                  --------   --------   --------   --------   --------   --------   --------   --------
 Net Underwriting Income             (39.7)     (38.4)     (37.5)     (39.2)     (41.6)     (44.0)     (45.5)     (47.6)
Net Investment Income                 84.0      100.7      113.6      129.3      150.6      172.0      194.7      217.4
Realized Gains (Losses)              (11.2)      12.0       12.7       13.8       14.9       16.2       17.5       17.5
Total Other Income                    (0.2)       0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                  --------   --------   --------   --------   --------   --------   --------   --------
Pre-Tax Income                        32.9       74.3       88.7      103.9      124.0      144.1      166.6      187.2
Federal and Foreign Income Taxes      21.8       41.5       46.7       51.6       58.7       66.2       74.6       78.8
                                  --------   --------   --------   --------   --------   --------   --------   --------
Net Gain                          $   11.1   $   32.8   $   42.0   $   52.3   $   65.2   $   78.0   $   92.0   $  108.5
                                  ========   ========   ========   ========   ========   ========   ========   ========

                                                  PROJECTED
                                  -----------------------------------------
                                    2004       2005       2006       2007
                                  --------   --------   --------   --------
Gross Premiums Written            $1,753.2   $1,846.9   $1,945.6   $2,049.6
 Premiums Ceded                      296.6      312.5      329.2      346.8
                                  --------   --------   --------   --------
Net Premiums Written               1,456.6    1,534.5    1,616.5    1,702.9
 Total Net Unearned Premiums          50.5       53.2       56.1       59.1
                                  --------   --------   --------   --------
Net Premiums Earned                1,406.1    1,481.2    1,560.4    1,643.8
Losses & LAE                       1,008.2    1,062.1    1,118.9    1,178.7
 Net Commission and Brokerage        383.0      403.5      425.1      447.8
 Other Underwriting Expenses          64.9       68.4       72.1       75.9
                                  --------   --------   --------   --------
Total Expenses                       448.0      471.9      497.1      523.7
Dividends to Policyholders             0.0        0.0        0.0        0.0
                                  --------   --------   --------   --------
 Net Underwriting Income             (50.1)     (52.8)     (55.6)     (58.6)
Net Investment Income                240.4      262.4      284.2      306.3
Realized Gains (Losses)               17.5       17.5       17.5       17.5
Total Other Income                     0.0        0.0        0.0        0.0
                                  --------   --------   --------   --------
Pre-Tax Income                       207.7      227.0      246.0      265.1
Federal and Foreign Income Taxes      84.2       89.9       96.0      102.3
                                  --------   --------   --------   --------
Net Gain                          $  123.5   $  137.1   $  150.0   $  162.8
                                  ========   ========   ========   ========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

STATUTORY INCOME STATEMENT DETAILS
================================================================================

                                                                              PROJECTED
                                ----------------------------------------------------------------------------------------------------
                                 1996    1997    1998    1999    2000    2001    2002     2003     2004     2005     2006     2007
                                ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------  -------
Investment Income:
 Short-Term Investments            0.0     4.9     4.9     4.9     4.9     4.9      4.9      4.9      4.9      4.9      4.9      4.9
 Taxable Bonds                    69.2    82.0    90.8   106.0   125.1   144.0    163.9    183.4    202.6    221.8    241.6    262.1
 Non-taxable Bonds                 5.7     7.5     8.6     9.9    11.6    13.7     15.9     18.5     21.5     23.8     25.3     26.4
 Preferred Stocks                  0.0     0.0     0.0     0.0     0.0     0.0      0.0      0.0      0.0      0.0      0.0      0.0
 Common Stocks                     3.0     3.2     3.7     4.2     4.9     5.8      6.8      7.8      9.1     10.1     11.1     12.1
 Real Estate                       0.0     0.0     0.0     0.0     0.0     0.0      0.0      0.0      0.0      0.0      0.0      0.0
 Mortgage Loans                    0.0     0.0     0.0     0.0     0.0     0.0      0.0      0.0      0.0      0.0      0.0      0.0
 Other Investments                 0.0     0.0     0.0     0.0     0.0     0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------  -------
Total Investment Income           77.9    97.7   108.0   125.0   146.5   168.4    191.4    214.6    238.2    260.6    282.9    305.5
Investment Income from Mid-Year    6.8     5.5     8.4     7.6     7.9     7.8      8.2      8.2      8.2      8.2      8.2      8.2
Investment Expense                 2.0     2.6     2.8     3.3     3.8     4.3      4.9      5.4      5.9      6.4      6.9      7.4
                                ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------  -------
Net Investment Income             84.0   100.7   113.6   129.3   150.6   172.0    194.7    217.4    240.4    262.4    284.2    306.3

Reconciliation of Statutory to
GAAP Income:
Net Gain                                $ 32.8  $ 42.0  $ 52.3  $ 65.2  $ 78.0  $  92.0  $ 108.5  $ 123.5  $ 137.1  $ 150.0  $ 162.8
DAC Amortization                          14.1    13.4    14.9    17.0    19.2     20.9     20.9     20.9     20.9     20.9     20.9
 Deferred Taxes                           13.4    14.2    13.7    13.7    14.1     14.9     12.8     12.2     12.1     12.1     12.3
                                        ------  ------  ------  ------  ------  -------  -------  -------  -------  -------  -------
Net Income                              $ 60.3  $ 69.6  $ 80.9  $ 95.9  $111.3  $ 127.8  $ 142.2  $ 156.6  $ 170.0  $ 183.0  $ 196.0

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

COMBINED STATUTORY BALANCE SHEET
================================================================================

                                                                                 PROJECTED
                                          ------------------------------------------------------------------------------------
ASSETS                                      1997       1998       1999       2000      2001       2002       2003       2004
                                          --------   --------   --------   --------  --------   --------   --------   --------
Cash                                      $    0.0   $    0.0   $    0.0   $    0.0  $    0.0   $    0.0   $    0.0   $    0.0
Short-Term Investments                        92.6       92.6       92.6       92.6      92.6       92.6       92.6       92.6
 Taxable Bonds                             1,347.0    1,547.6    1,806.5    2,084.0   2,362.1    2,668.6    2,900.4    3,112.5
 Municipal Bonds                             166.2      194.0      228.9      269.2     306.4      353.4      414.2      476.4
                                          --------   --------   --------   --------  --------   --------   --------   --------
Total Bonds:                               1,513.2    1,741.6    2,035.4    2,353.3   2,668.5    3,022.0    3,314.6    3,588.9
Preferred Stocks                               0.0        0.0        0.0        0.0       0.0        0.0        0.0        0.0
Common Stocks (incl. affiliates)             165.1      185.8      210.0      238.4     284.5      316.1      367.1      416.1
Real Estate                                    0.0        0.0        0.0        0.0       0.0        0.0        0.0        0.0
Mortgage Loans on Real Estate                  0.0        0.0        0.0        0.0       0.0        0.0        0.0        0.0
Other Invested Assets                          0.0        0.0        0.0        0.0       0.0        0.0        0.0        0.0
                                          --------   --------   --------   --------  --------   --------   --------   --------
Total Invested Assets (Ex. Cash)           1,770.9    2,020.0    2,338.1    2,684.2   3,045.6    3,430.7    3,774.2    4,097.7
Agent's Balances                             256.7      277.9      300.8      325.4     358.0      393.8      414.8      437.0
Reinsurance Recoverables                      21.1       23.3       25.9       28.7      31.8       35.4       39.4       43.2
Other Admitted Assets                        125.6      124.1      120.1      123.0     126.8      132.0      131.3      142.6
Total Assets                              $2,174.3   $2,445.4   $2,784.9   $3,161.3  $3,562.2   $3,991.7   $4,359.7   $4,720.4
                                          ========   ========   ========   ========  ========   ========   ========   ========

LIABILITIES & SURPLUS
Loss and LAE Reserve                      $1,143.3   $1,389.1   $1,628.9   $1,871.8  $2,123.5   $2,390.1   $2,661.9   $2,921.0
Unearned Premium Reserve                     374.2      426.9      485.0      551.3     626.4      708.0      756.0      806.5
Other Liabilities                             17.2       11.8       13.6       15.1      16.8       18.6       20.0       21.8
Policyholders' Surplus                       639.6      617.6      657.4      723.2     795.5      875.0      921.8      971.1
                                          --------   --------   --------   --------  --------   --------   --------   --------
Total Liabilities & Surplus               $2,174.3   $2,445.4   $2,784.9   $3,161.3  $3,562.2   $3,991.7   $4,359.7   $4,720.4
                                          ========   ========   ========   ========  ========   ========   ========   ========

Policyholders' Surplus Account:
BOY Balance (Including Goodwill Account)  $  674.2   $  639.6   $  617.6   $  657.4  $  723.2   $  795.5   $  875.0   $  921.8
Statutory Net Gain                            32.8       42.0       52.3       65.2      78.0       92.0      108.5      123.5
Dividends Paid to Holding Company            (67.4)     (64.0)     (12.5)       0.5      (5.6)     (12.5)     (61.7)     (74.3)
                                          --------   --------   --------   --------  --------   --------   --------   --------
EOY Balance (Including Goodwill Account)  $  639.6   $  617.6   $  657.4   $  723.2  $  795.5   $  875.0   $  921.8   $  971.1
                                          ========   ========   ========   ========  ========   ========   ========   ========

                                                     PROJECTED
                                          ------------------------------
ASSETS                                      2005       2006       2007
                                          --------   --------   --------
Cash                                      $    0.0   $    0.0   $    0.0
Short-Term Investments                        92.6       92.6       92.6
 Taxable Bonds                             3,371.7    3,617.0    3,900.0
 Municipal Bonds                             505.1      538.0      547.5
                                          --------   --------   --------
Total Bonds:                               3,876.9    4,155.0    4,447.4
Preferred Stocks                               0.0        0.0        0.0
Common Stocks (incl. affiliates)             449.0      494.1      528.3
Real Estate                                    0.0        0.0        0.0
Mortgage Loans on Real Estate                  0.0        0.0        0.0
Other Invested Assets                          0.0        0.0        0.0
                                          --------   --------   --------
Total Invested Assets (Ex. Cash)           4,418.5    4,741.7    5,068.3
Agent's Balances                             460.3      484.9      510.9
Reinsurance Recoverables                      47.0       50.7       54.4
Other Admitted Assets                        154.9      167.2      179.4
Total Assets                              $5,080.7   $5,444.5   $5,813.0
                                          ========   ========   ========

LIABILITIES & SURPLUS
Loss and LAE Reserve                      $3,174.3   $3,425.6   $3,675.6
Unearned Premium Reserve                     859.8      915.8      974.9
Other Liabilities                             23.6       25.4       27.2
Policyholders' Surplus                     1,023.0    1,077.7    1,135.3
                                          --------   --------   --------
Total Liabilities & Surplus               $5,080.7   $5,444.5   $5,813.0
                                          ========   ========   ========

Policyholders' Surplus Account:
BOY Balance (Including Goodwill Account)  $  971.1   $1,023.0   $1,077.7
Statutory Net Gain                           137.1      150.0      162.8
Dividends Paid to Holding Company            (85.2)     (95.3)    (105.2)
                                          --------   --------   --------
EOY Balance (Including Goodwill Account)  $1,023.0   $1,077.7   $1,135.3
                                          ========   ========   ========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

TOTAL PROJECTED LOSS & LAE RESERVE RUNOFF
================================================================================

   ------------------------------------------------------------------------------------------------------------
   Existing Reserve Runoff           24.7%     15.7%     12.6%      9.2%      7.1%      5.5%      4.4%      3.0%
   ------------------------------------------------------------------------------------------------------------
                                    Yr. 1     Yr. 2     Yr. 3     Yr. 4      Yr.5      Yr.6      Yr.7      Yr.8
                                  -----------------------------------------------------------------------------
   New Business Reserve Runoff       15.6%     22.5%     13.1%     11.1%      7.6%      6.0%      4.6%      3.9%

             Incur. Losses
Business        & LAE                                                PROJECTED
Written      Reserved for         -----------------------------------------------------------------------------
in Year        Acc. Year           1997      1998      1999      2000      2001      2002      2003      2004
-------        ---------          -------  --------  --------  --------  --------  --------  --------  --------

Pre-1997       $  915.2           $ 225.6  $  143.5  $  115.0  $   84.6  $   65.3  $   50.2  $   39.8  $   27.6
    1997          537.7              83.9     121.0      70.6      59.7      40.7      32.1      24.6      21.1
    1998          604.6                        94.4     136.0      79.4      67.2      45.8      36.1      27.7
    1999          665.4                                 103.9     149.7      87.4      73.9      50.4      39.7
    2000          730.3                                           114.0     164.3      95.9      81.1      55.3
    2001          801.7                                                     125.1     180.4     105.3      89.1
    2002          882.7                                                               137.8     198.6     115.9
    2003          957.1                                                                         149.4     215.3
    2004        1,008.2                                                                                   157.4
    2005        1,062.1
    2006        1,118.9
    2007        1,178.7
                                    ---------------------------------------------------------------------------

                                  $ 309.5  $  358.9  $  425.5  $  487.4  $  550.0  $  616.0  $  685.3  $  749.2
                                  =======  ========  ========  ========  ========  ========  ========  ========

   ------------------------------------------------------------------------------------------------------------
   Total Incurred Losses & LAE    $ 537.7  $  604.6  $  665.4  $  730.3  $  801.7  $  882.7  $  957.1  $1,008.2
   Total Losses & LAE Paid          309.5     358.9     425.5     487.4     550.0     616.0     685.3     749.2
   Addition to Reserves               0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                                                                             --------  --------
   Change in Loss & LAE Reserves  $ 228.2  $  245.7  $  239.8  $  242.9  $  251.7  $  266.7  $  271.8  $  259.1
                                  =======  ========  ========  ========  ========  ========  ========  ========
   ------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------
   Existing Reserve Runoff             2.4%      1.9%       1.6%       88.0%
   -------------------------------------------------------------
                                       Yr.9     Yr.10      Yr.11  Total Paid
                                  ------------------------------------------
   New Business Reserve Runoff         2.3%      1.9%       1.9%       90.3%

             Incur. Losses
Business        & LAE                       PROJECTED
Written      Reserved for         ------------------------------------------

in Year        Acc. Year            2005      2006       2007
-------        ---------          --------  --------   --------

Pre-1997       $  915.2           $   21.8  $   17.5   $   14.8
    1997          537.7               12.1       9.9        9.9
    1998          604.6               23.8      13.6       11.2
    1999          665.4               30.5      26.1       15.0
    2000          730.3               43.6      33.4       28.7
    2001          801.7               60.7      47.9       36.7
    2002          882.7               98.1      66.8       52.7
    2003          957.1              125.7     106.3       72.5
    2004        1,008.2              226.9     132.4      112.0
    2005        1,062.1              165.8     239.0      139.5
    2006        1,118.9                        174.7      251.7
    2007        1,178.7                                   184.0
                                  ------------------------------------------

                                  $  808.8  $  867.7   $  928.7
                                  ========  ========   ========

   -------------------------------------------------------------
   Total Incurred Losses & LAE    $1,062.1  $1,118.9   $1,178.7
   Total Losses & LAE Paid           808.8     867.7      928.7
   Addition to Reserves                0.0       0.0        0.0
                                  --------  --------   --------
   Change in Loss & LAE Reserves  $  253.3  $  251.2   $  250.0
                                  ========  ========   ========
   -------------------------------------------------------------

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

TAX CALCULATION FOR INSURANCE OPERATING COMPANY
================================================================================

                                                                              PROJECTED
------------------------                             ---------------------------------------------------------
Standard Tax Calculation                               1997      1998      1999      2000      2001      2002
------------------------                             -------   -------   -------   -------   -------   -------
Statutory Pretax Income [A]                          $  74.3   $  88.7   $ 103.9   $ 124.0   $ 144.1   $ 166.6
GAAP Pretax Income [B]                                  88.5     102.2     118.8     140.9     163.4     187.5

Permanent Differences:                P&C exclusion
Municipal Investment Income(1)            15.0%      ($  6.4)  ($  7.3)  ($  8.4)  ($  9.9)  ($ 11.6)  ($ 13.5)
Preferred Stock Dividend Exclusion (2)  70.0%            0.0       0.0       0.0       0.0       0.0       0.0
Common Stock Dividend Exclusion (2)                     (1.9)     (2.2)     (2.5)     (2.9)     (3.5)     (4.0)
                                                     -------   -------   -------   -------   -------   -------
 Total Permanent Differences [C]                        (8.3)     (9.5)    (10.9)    (12.8)    (15.1)    (17.5)
   Book Taxable Income Before Use of NOLs [B + C]       80.2      92.7     107.9     128.1     148.3     170.0
Use of NOL Credit [D]                                    0.0       0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------   -------
   Book Taxable Income After Use of NOLs [B + C + D]    80.2      92.7     107.9     128.1     148.3     170.0
Total Book Taxes                                     $  28.1   $  32.5   $  37.9   $  45.0   $  52.1   $  59.7

Temporary Differences:
Tax Discount for Change in Reserves                     40.2      43.3      42.2      42.8      44.3      47.0
Tax Discount for Change in Unearned Premiums            12.1      10.5      11.6      13.3      15.0      16.3
                                                     -------   -------   -------   -------   -------   -------
 Total Temporary Differences [E]                        52.3      53.8      53.9      56.0      59.4      63.3
   Taxable Income Before Use of NOLs [A + C + E]       118.3     133.0     146.9     167.2     188.4     212.4
Use of NOL Credit [Dl                                    0.0       0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------   -------
   Taxable Income After Use of NOLs [A + C + E + D]    118.3     133.0     146.9     167.2     188.4     212.4
--------------------------------------------------------------------------------------------------------------
Regular Current Taxes                                $  41.5   $  46.7   $  51.6   $  58.7   $  66.2   $  74.6
--------------------------------------------------------------------------------------------------------------

-------------------
AMT Tax Calculation
-------------------
Taxable Income                                       $ 118.3   $ 133.0   $ 146.9   $ 167.2   $ 188.4   $ 212.4
ACE Adjustment(3)  75.0%                                 6.2       7.1       8.2       9.6      11.3      13.1
   Adjusted Current Earnings Before AMT NOLs           124.5     140.2     155.1     176.8     199.7     225.5
Use of AMT NOL Credit                                    0.0       0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------   -------
   Adjusted Current Earnings                           124.5     140.2     155.1     176.8     199.7     225.5
--------------------------------------------------------------------------------------------------------------
AMT Current Taxes                                    $  24.9   $  28.0   $  31.0   $  35.4   $  39.9   $  45.1
--------------------------------------------------------------------------------------------------------------

-----------------------------  Tax sharing=0
Actual Taxes Paid Calculation         NOLs=1               1         1         1         1         1         1
-----------------------------
Regular Current Taxes Paid                           $  41.5   $  46.7   $  51.6   $  58.7   $  66.2   $  74.6
AMT Current Taxes Paid                                  24.9      28.0      31.0      35.4      39.9      45.1
                                                     -------   -------   -------   -------   -------   -------
 Maximum of Regular vs. AMT                             41.5      46.7      51.6      58.7      66.2      74.6
AMT Credit                                               0.0       0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------   -------
  Actual Taxes Paid                                  $  41.5   $  46.7   $  51.6   $  58.7   $  66.2   $  74.6
                                                     =======   =======   =======   =======   =======   =======

-----------------------------
Calculation of Deferred Taxes                           REG.      REG.      REG.      REG.      REG.      REG.
-----------------------------
Current Taxes                                        $  41.5   $  46.7   $  51.6   $  58.7   $  66.2   $  74.6
Deferred Taxes                                         (13.4)    (14.2)    (13.7)    (13.7)    (14.1)    (14.9)
                                                     -------   -------   -------   -------   -------   -------
   Total Book Taxes                                     28.1      32.5      37.9      45.0      52.1      59.7
                                                     =======   =======   =======   =======   =======   =======

                                                                         PROJECTED
------------------------                             -----------------------------------------------
Standard Tax Calculation                               2003      2004      2005      2006      2007
------------------------                             -------   -------   -------   -------   -------
Statutory Pretax Income [A]                          $ 187.2   $ 207.7   $ 227.0   $ 246.0   $ 265.1
GAAP Pretax Income [B]                                 208.1     228.6     247.9     266.9     286.0

Permanent Differences:                P&C exclusion
Municipal Investment Income(1)            15.0%      ($ 15.7)  ($ 18.3)  ($ 20.2)  ($ 21.5)  ($ 22.4)
Preferred Stock Dividend Exclusion (2)  70.0%            0.0       0.0       0.0       0.0       0.0
Common Stock Dividend Exclusion (2)                     (4.7)     (5.4)     (6.0)     (6.6)     (7.2)
                                                     -------   -------   -------   -------   -------
 Total Permanent Differences [C]                       (20.4)    (23.7)    (26.2)    (28.1)    (29.6)
   Book Taxable Income Before Use of NOLs [B + C]      187.7     204.9     221.7     238.8     256.4
Use of NOL Credit [D]                                    0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------
   Book Taxable Income After Use of NOLs [B + C + D]   187.7     204.9     221.7     238.8     256.4
Total Book Taxes                                     $  65.9   $  72.0   $  77.9   $  83.9   $  90.0

Temporary Differences:
Tax Discount for Change in Reserves                     47.9      45.6      44.6      44.2      44.0
Tax Discount for Change in Unearned Premiums             9.6      10.1      10.6      11.2      11.8
                                                     -------   -------   -------   -------   -------
 Total Temporary Differences [E]                        57.5      55.7      55.3      55.5      55.8
   Taxable Income Before Use of NOLs [A + C + E]       224.3     239.8     256.1     273.4     291.3
Use of NOL Credit [Dl                                    0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------
   Taxable Income After Use of NOLs [A + C + E + D]    224.3     239.8     256.1     273.4     291.3
----------------------------------------------------------------------------------------------------
Regular Current Taxes                                $  78.8   $  84.2   $  89.9   $  96.0   $ 102.3
----------------------------------------------------------------------------------------------------

-------------------
AMT Tax Calculation
-------------------
Taxable Income                                       $ 224.3   $ 239.8   $ 256.1   $ 273.4   $ 291.3
ACE Adjustment(3)  75.0%                                15.3      17.8      19.7      21.1      22.2
   Adjusted Current Earnings Before AMT NOLs           239.6     257.5     275.7     294.4     313.6
Use of AMT NOL Credit                                    0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------
   Adjusted Current Earnings                           239.6     257.5     275.7     294.4     313.6
----------------------------------------------------------------------------------------------------
AMT Current Taxes                                    $  47.9   $  51.5   $  55.1   $  58.9   $  62.7
----------------------------------------------------------------------------------------------------

-----------------------------  Tax sharing=0               1         1         1         1         1
Actual Taxes Paid Calculation         NOLs=1
-----------------------------
Regular Current Taxes Paid                           $  78.8   $  84.2   $  89.9   $  96.0   $ 102.3
AMT Current Taxes Paid                                  47.9      51.5      55.1      58.9      62.7
                                                     -------   -------   -------   -------   -------
 Maximum of Regular vs. AMT                             78.8      84.2      89.9      96.0     102.3
AMT Credit                                               0.0       0.0       0.0       0.0       0.0
                                                     -------   -------   -------   -------   -------
  Actual Taxes Paid                                  $  78.8   $  84.2   $  89.9   $  96.0   $ 102.3
                                                     =======   =======   =======   =======   =======

-----------------------------
Calculation of Deferred Taxes                           REG.      REG.      REG.       REG       REG
-----------------------------
Current Taxes
Deferred Taxes                                       $  78.8   $  84.2   $  89.9   $  96.0   $ 102.3
                                                       (12.8)    (12.2)    (12.1)    (12.1)    (12.3)
   Total Book Taxes                                  -------   -------   -------   -------   -------
                                                        65.9      72.0      77.9      83.9      90.0
                                                     =======   =======   =======   =======   =======

----------
Notes   (1) Equal to 85% of non-taxable municipal bond investment income
        (2) Equal to 85% of 70% of investment income from stocks
        (3) Equal to 75% of municipal bond and preferred/common investment income

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

AMT CREDIT CALCULATION AND NET OPERATING LOSS CALCULATIONS
================================================================================

                                                                       PROJECTED
                               -------------------------------------------------------------------------------------------------
                         1996   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006     2007
                         ----  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
------------------
AMT Credit Account
------------------

AMT Credit Used                $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0
New AMT Credit                     0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
AMT Credit Carry-
 forward Balance         $0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0

--------------
AMT NOL Credit
--------------

BOP Balance                    $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0
New NOLs                           0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Use of NOL Credit                  0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
EOP Balance                    $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0

------------------
NOL Credit Account
------------------

BOP Balance                    $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0
New NOLs                           0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Use of NOL Credit                  0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
EOP Balance                    $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0  $   0.0

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

NEW INVESTABLE FUNDS CALCULATION
================================================================================

                                                                           PROJECTED
                                           --------------------------------------------------------------------------
                                     1996    1997       1998       1999       2000       2001       2002       2003
                                     ----  --------   --------   --------   --------   --------   --------   --------
From Maturing Portfolios:
 Short Term Governments              --    $    0.0   $    0.0   $    0.0   $    0.0   $    0.0   $    0.0   $    0.0
 Taxable Bonds                       --       151.2      151.2      151.2      202.9      503.0      228.7      631.6
 Municipal Bonds                     --        15.0       15.0       15.0       18.1       57.8       18.1       44.2
 Preferred Equity                    --         0.0        0.0        0.0        0.0        0.0        0.0        0.0
 Common Equity                       --         0.0        0.0        0.0        0.0        0.0        0.0        0.0
 Real Estate                         --         0.0        0.0        0.0        0.0        0.0        0.0        0.0
 Mortgage Loans                      --         0.0        0.0        0.0        0.0        0.0        0.0        0.0
 Other Invested Assets               --         0.0        0.0        0.0        0.0        0.0        0.0        0.0

From Previous Year's Operations:
 Net Gain                            --        32.8       42.0       52.3       65.2       78.0       92.0      108.5
 Change in Loss and LAE Reserve      --       228.2      245.7      239.8      242.9      251.7      266.7      271.8
 Change in Unearned Premium Reserve; --        60.5       52.7       58.1       66.3       75.2       81.6       48.0
 Change in Agents' Balances          --        (7.6)     (21.2)     (22.9)     (24.7)     (32.5)     (35.8)     (21.0)
 Change in Premiums Receivable       --       (19.7)      (2.2)      (2.6)      (2.7)      (3.1)      (3.6)      (4.0)
 Change in Net Other Assets          --       (88.1)      (3.9)       5.7       (1.4)      (2.1)      (3.4)       2.1

Other Sources (Uses) of Cash:
 Dividends Paid to Holding Company   --       (67.4)     (64.0)     (12.5)       0.5       (5.6)     (12.5)     (61.7)
 Capital Appreciation                --         0.0        0.0        0.0        0.0        0.0        0.0        0.0

 Total New Investable Funds          --    $  304.9   $  415.4   $  484.2   $  567.2   $  922.1   $  631.9   $1,019.4
                                           ========   ========   ========   ========   ========   ========   ========

                                       2004       2005       2006       2007
                                     --------   --------   --------   --------
From Maturing Portfolios:
 Short Term Governments              $    0.0   $    0.0   $    0.0   $    0.0
 Taxable Bonds                          619.2      297.8      517.9      297.2
 Municipal Bonds                         38.9       39.0       59.9       61.1
 Preferred Equity                         0.0        0.0        0.0        0.0
 Common Equity                            0.0        0.0        0.0        0.0
 Real Estate                              0.0        0.0        0.0        0.0
 Mortgage Loans                           0.0        0.0        0.0        0.0
 Other Invested Assets                    0.0        0.0        0.0        0.0

From Previous Year's Operations:
 Net Gain                               123.5      137.1      150.0      162.8
 Change in Loss and LAE Reserve         259.1      253.3      251.2      250.0
 Change in Unearned Premium Reserve;     50.5       53.2       56.1       59.1
 Change in Agents' Balances             (22.2)     (23.4)     (24.6)     (25.9)
 Change in Premiums Receivable           (3.8)      (3.7)      (3.7)      (3.7)
 Change in Net Other Assets              (9.5)     (10.6)     (10.5)     (10.4)

Other Sources (Uses) of Cash:
 Dividends Paid to Holding Company      (74.3)     (85.2)     (95.3)    (105.2)
 Capital Appreciation                     0.0        0.0        0.0        0.0

 Total New Investable Funds          $  981.5   $  657.7   $  901.0   $  685.0
                                     ========   ========   ========   ========

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF BOND PORTFOLIOS
================================================================================

                                                                         PROJECTED
                                                 ---------------------------------------------------------
TAXABLE BOND PORTFOLIO                  1996       1997        1998        1999        2000        2001
                                      ---------  ---------   ---------   ---------   ---------   ---------
Bal. of New Invest. from Mat. Port         --    $   140.8   $   281.5   $   422.3   $   581.3   $   915.5
Bal. of New Invest. from Operations        --        117.5       328.5       597.9       867.6       962.6
Initial Portfolio Balance               1,240.0    1,088.8       937.5       786.3       635.1       483.9
                                      ---------  ---------   ---------   ---------   ---------   ---------
  Total Portfolio Balance               1,240.0    1,347.0     1,547.6     1,806.5     2,084.0     2,362.1

Inc. from New lnv. from Mat. Port          --    $     4.8   $    13.4   $    22.4   $    32.6   $    48.7
Inc. from New Inv. from Operations         --          4.0        13.7        29.4        47.8        60.2
Income on Initial Portfolio                --         73.2        63.7        54.2        44.7        35.2
                                      ---------  ---------   ---------   ---------   ---------   ---------
  Total Income                              0.0       82.0        90.8       106.0       125.1       144.0

Weighted Average Yield on Portfolio        --         6.38%       6.18%       6.44%       6.49%       6.92%
Wtd. Avg. Maturity of Total  Invest                    4.3         3.6         5.5         4.6         4.5
Remaining Wtd Avg Mat of Init. Port         4.1        3.6         3.1         2.6         2.1         1.6

                                                                         PROJECTED
                                                 ---------------------------------------------------------
MUNICIPAL BOND PORTFOLIO                1996       1997        1998        1999        2000        2001
                                      ---------  ---------   ---------   ---------   ---------   ---------
Bal. of New Invest. from Mat. Port         --         17.1        34.2        51.4        72.4       113.0
Bal. of New Invest. from Operations        --         14.3        39.9        72.7       106.9       118.5
Initial Portfolio Ba1ance                 149.8      134.8       119.9       104.9        89.9        74.9
                                      ---------  ---------   ---------   ---------   ---------   ---------
  Total Portfolio Balance                 149.8      166.2       194.0       228.9       269.2       306.4

Inc. from New Inv. From Mat. Port          --          0.4         1.3         2.0         2.9         4.4
Inc. from New Inv. from Operations         --          0.4         1.3         2.6         4.2         5.3
Income on Initial Portfolio                --          6.7         6.0         5.3         4.6         3.9
                                      ---------  ---------   ---------   ---------   ---------   ---------
  Total Income                              0.0        7.5         8.6         9.9        11.6        13.7

Weighted Average Yield on Portfolio        --         4.81%       4.75%       4.68%       4.70%       5.08%
Wtd. Avg. Maturity of Total Invest                     5.6         4.7         5.3         4.6         6.5
Remaining Wtd Avg Mat of Init. Port        5.00       4.50        4.00        3.50        3.00        2.50

                                                                    PROJECTED
                                      ---------------------------------------------------------------------
TAXABLE BOND PORTFOLIO                   2002        2003        2004       2005.        2006        2007
                                      ---------   ---------   ---------   ---------   ---------   ---------
Bal. of New Invest. from Mat. Port    $ 1,082.4   $ 1,467.6   $ 1,745.3   $ 1,926.1   $ 2,106.7   $ 2,270.8
Bal. of New Invest. from Operations     1,253.5     1,251.3     1,337.0     1,445.7     1,510.3     1,629.2
Initial Portfolio Balance                 332.7       181.5        30.2         0.0         0.0         0.0
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total Portfolio Balance               2,668.6     2,900.4     3,112.5     3,371.7     3,617.0     3,900.0

Inc. from New lnv. from Mat. Port     $    65.0   $    84.1   $   108.4   $   125.5   $   139.2   $   152.3
Inc. from New Inv. from Operations         73.2        83.1        87.5        95.4       102.4       109.7
Income on Initial Portfolio                25.7        16.2         6.7         1.0         0.0         0.0
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total Income                            163.9       183.4       202.6       221.8       241.6       262.1

Weighted Average Yield on Portfolio        6.58%       7.16%       7.26%       7.12%       7.41%       7.23%
Wtd. Avg. Maturity of Total  Invest         4.0         6.4         8.2         8.7         9.7         9.8
Remaining Wtd Avg Mat of Init. Port         1.1         0.6         0.1         0.0         0.0         0.0

                                                                    PROJECTED
                                      ---------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO                2002        2003        2004        2005        2006        2007
                                      ---------   ---------   ---------   ---------   ---------   ---------
Bal. of New Invest. from Mat. Port        136.8       195.0       250.1       275.5       313.7       323.1
Bal. of New Invest. from Operations       156.7       174.3       196.3       214.7       224.3       224.4
Initial Portfolio Ba1ance                  59.9        44.9        30.0        15.0         0.0         0.0
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total Portfolio Balance                 353.4       414.2       476.4       505.1       538.0       547.5

Inc. from New Inv. From Mat. Port           6.0         8.0        10.8        12.7        14.3        15.5
Inc. from New Inv. from Operations          6.6         8.0         9.0        10.0        10.7        10.9
Income on Initial Portfolio                 3.2         2.5         1.8         1.1         0.4         0.0
                                      ---------   ---------   ---------   ---------   ---------   ---------
  Total Income                             15.9        18.5        21.5        23.8        25.3        26.4

Weighted Average Yield on Portfolio        4.82%       4.99%       4.95%       4.95%       5.05%       5.13%
Wtd. Avg. Maturity of Total Invest          6.2         7.1         7.5         7.6         8.0         8.1
Remaining Wtd Avg Mat of Init. Port        2.00        1.50        1.00        0.50        0.00        0.00

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF SHORT TERM AND PREFERRED INVESTMENTS
================================================================================

                                                                           PROJECTED
                                               -------------------------------------------------------------------
SHORT TERM INVESTMENTS                1996      1997      1998      1999      2000      2001      2002      2003
                                     -------   -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --        92.6      92.6      92.6      92.6      92.6      92.6      92.6
Bal. of New Invest. from Mat. Port      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations     --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                               -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance               92.6      92.6      92.6      92.6      92.6      92.6      92.6      92.6

Income from New Portfolio               --         4.9       4.9       4.9       4.9       4.9       4.9       4.9
Inc. from New Inv. from Mat. Port       --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                               -------   -------   -------   -------   -------   -------   -------
  Total Income                           0.0       4.9       4.9       4.9       4.9       4.9       4.9       4.9

Yield on Short Term Investments         5.32%     5.32%     5.32%     5.32%     5.32%     5.32%     5.32%     5.32%

                                                                           PROJECTED
                                               -------------------------------------------------------------------
PREFERRED STOCK                       1996      1997      1998      1999      2000      2001      2002      2003
                                     -------   -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations     --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Income from New Portfolio               --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port       --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
Weighted Average Yield on Portfolio       NA       ERR       ERR       ERR       ERR       ERR       ERR       ERR

                                                    PROJECTED
                                     -------------------------------------
SHORT TERM INVESTMENTS                 2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                   92.6      92.6      92.6      92.6
Bal. of New Invest. from Mat. Port       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations      0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Portfolio Balance               92.6      92.6      92.6      92.6

Income from New Portfolio                4.9       4.9       4.9       4.9
Inc. from New  mv. from Mat. Port        0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Income                           4.9       4.9       4.9       4.9

Yield on Short Term Investments         5.32%     5.32%     5.32%     5.32%

                                                    PROJECTED
                                     -------------------------------------
PREFERRED STOCK                         2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                    0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations      0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0

Income from New Portfolio                0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port        0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0
Weighted Average Yield on Portfolio      ERR       ERR       ERR       ERR

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF COMMON STOCK AND MORTGAGE LOAN INVESTMENTS
================================================================================

                                                                             PROJECTED
                                               -------------------------------------------------------------------
COMMON STOCK                           1996      1997      1998      1999      2000      2001      2002      2003
                                     -------   -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --       149.8     165.1     185.8     210.0     238.4     284.5     316.1
Capital Appreciation (after-tax)                   0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      --         8.3       8.3       8.3      11.0      28.0      12.3      33.8
Bal. of New Invest. from Operations     --         6.9      12.5      15.9      17.3      18.1      19.3      17.2
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance              149.8     165.1     185.8     210.0     238.4     284.5     316.1     367.1

Income from New Portfolio               --         3.0       3.4       3.9       4.5       5.2       6.3       7.1
Income from Capital Appreciation                   0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port       --         0.1       0.1       0.1       0.2       0.4       0.2       0.5
Inc. from New Inv. from Operations      --         0.1       0.2       0.2       0.2       0.2       0.3       0.2
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Income                           3.0       3.2       3.7       4.2       4.9       5.8       6.8       7.8

Weighted Average Yield on Portfolio     2.01%     2.05%     2.09%     2.13%     2.17%     2.22%     2.25%     2.29%

                                                                             PROJECTED
                                               -------------------------------------------------------------------
MORTGAGE LOANS                        1996      1997      1998      1999      2000      2001      2002      2003
                                     -------   -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations     --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Income from New Portfolio               --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port       --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                                                   PROJECTED
                                     -------------------------------------
COMMON STOCK                           2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                  367.1     416.1     449.0     494.1
Capital Appreciation (after-tax)         0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      32.9      16.8      28.9      17.9
Bal. of New Invest. from Operations     16.2      16.0      16.2      16.3
                                     -------   -------   -------   -------
  Total Portfolio Balance              416.1     449.0     494.1     528.3

Income from New Portfolio                8.4       9.7      10.5      11.6
Income from Capital Appreciation         0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port        0.5       0.2       0.4       0.2
Inc. from New Inv. from Operations       0.2       0.2       0.2       0.2
                                     -------   -------   -------   -------
  Total Income                           9.1      10.1      11.1      12.1

Weighted Average Yield on Portfolio     2.32%     2.34%     2.36%     2.37%

                                                   PROJECTED
                                     -------------------------------------
MORTGAGE LOANS                          2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                    0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations      0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0

Income from New Portfolio                0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port        0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
                             P&C Company Projections
                                      ($MM)

SUMMARY OF OTHER INVESTED ASSETS AND REAL ESTATE INVESTMENTS
================================================================================

                                                                             PROJECTED
                                               -------------------------------------------------------------------
OTHER INVESTED ASSETS                  1996      1997      1998      1999      2000      2001      2002      2003
                                     -------   -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations     --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Income from New Portfolio               --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port       --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                                                                             PROJECTED
                                               -------------------------------------------------------------------
REAL ESTATE                            1996      1997      1998      1999      2000      2001      2002      2003
                                               -------   -------   -------   -------   -------   -------   -------
New Portfolio Balance                   --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations     --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Income from New Portfolio               --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port       --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations      --         0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------   -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                                                   PROJECTED
                                     -------------------------------------
OTHER INVESTED ASSETS                  2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                    0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations      0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0

Income from New Portfolio                0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port        0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%

                                                   PROJECTED
                                     -------------------------------------
REAL ESTATE                           2004      2005      2006      2007
                                     -------   -------   -------   -------
New Portfolio Balance                    0.0       0.0       0.0       0.0
Bal. of New Invest. from Mat. Port       0.0       0.0       0.0       0.0
Bal. of New Invest. from Operations      0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Portfolio Balance                0.0       0.0       0.0       0.0

Income from New Portfolio                0.0       0.0       0.0       0.0
Inc. from New Inv. from Mat. Port        0.0       0.0       0.0       0.0
Inc. from New Inv. from Operations       0.0       0.0       0.0       0.0
                                     -------   -------   -------   -------
  Total Income                           0.0       0.0       0.0       0.0

Weighted Average Yield on Portfolio     0.00%     0.00%     0.00%     0.00%

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
             Premiums Paid in Selected U.S. Reinsurance Transactions
                                    (US$ MM)

                                                                                       Price Paid as a Multiple of Acquiree GAAP
                                                                                  --------------------------------------------------
                                                                                                LTM    Forward             Economic
Announcement                                                                      Aggregate     Net      Net       Book      Book
   Date          Acquiree/Acquiror                      Deal Description            Value     Income   Income(5)   Value    Value(6)
------------ -------------------------     ------------------------------------   ---------   ------   ---------   -----   ---------

08/14/96     American Re/Munich Re         American Re is one of the leading      $4,040.8     18.6x    l6.4x      3.89x     2.60x
                                           direct writers of treaty and
                                           facultative reinsurance.

07/23/96     Allstate Re/SCOR Re           Allstate Re operates primarily as a        N.A.      N.A.    N.A.        N.A.      N.A.
                                           broker market treaty reinsurer
                                           focused on small to mid-sized
                                           insurers.

07/01/96     National Re/General Re        National Re, the sixth largest direct   1,150.5     19.3     15.3       2.52      2.12
                                           writer of property-casualty
                                           reinsurance, was purchased by General
                                           Re for $53 per share. Cash
                                           distributions will be restricted such
                                           that at least half of the total price
                                           will be pald in stock. Equity value
                                           of $940MM. Equity value multiples,
                                           excluding push-down goodwill of
                                           $34MM, are 17.3x LTM operating
                                           earnings and 2.77x GAAP book value.

02/23/96     Skandia Re/Fairfax            Fairfax Financial, A Canadian holding     227.9      N.A.    N.A.        N.A.      N.A.
             Financial                     company with U.S. insurance
                                           operations (e.g. Ranger), purchased
                                           100% of the stock of Skandia Re from
                                           Skandia. The transaction included a
                                           reserve indemnification of $175MM.

10/02/95     Prudential Re/Public          IPO of 44MM shares (88% of the            837.5     13.6     12.4       0.95      0.52
             Market                        Company) at $16.75 per share.

01/12/95     Re Capital Corp./Zurich Re    Re Capital is a treaty reinsurer that     203.5(1)  22.2     13.7       1.63      0.94
             Centre Holdings (a sub of     underwrites P&C business and is one
             Zurich Ins.)                  of the 20 largest broker reinsurers
                                           in the country.

12/20/94     Constitution Re (a sub.of     Constitution Re is the eighth largest     421.0     10.5     N.A.       1.02      N.A.
             Talegen Holdings)/Exor        U.S.- based reinsurance company that
             America Inc.                  operates both through brokers and on
                                           a direct basis as a treaty and
                                           facultative reinsurer primarily for
                                           domestic regional and specialty
                                           insurance companies.

                                           Price Paid as a
                                             Multiple of
                                            Acquiree GAAP
                                           -----------------
Announcement                                  Net     Market   ROAE of
   Date          Acquiree/Acquiror         Premiums   Value    Acquiree
------------ -------------------------     --------   ------   --------
08/14/96     American Re/Munich Re          192.0%     1.53x     20.6%



07/23/96     Allstate Re/SCOR Re              N.A.      N.A.      N.A.




07/01/96     National Re/General Re         344.1      1.76      14.10











02/23/96     Skandia Re/Fairfax               N.A.      N.A.      N.A.
             Financial





10/02/95     Prudential Re/Public            97.0       N.M.      7.31
             Market

01/12/95     Re Capital Corp./Zurich Re     203.9       1.49      6.90
             Centre Holdings (a sub of
             Zurich Ins.)


12/20/94     Constitution Re (a sub. of      N.A.       N.A.      N.A.
             Talegen Holdings)/Exor
             America Inc.

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
             Premiums Paid in Selected U.S. Reinsurance Transactions
                                    (US$ MM)
                                   (continued)

                                                                                       Price Paid as a Multiple of Acquiree GAAP
                                                                                  -------------------------------------------------
                                                                                                LTM    Forward             Economic
Announcement                                                                      Aggregate     Net      Net       Book      Book
   Date          Acquiree/Acquiror                      Deal Description            Value     Income   Income(5)   Value    Value(6)
------------ -------------------------     ------------------------------------   ---------   ------   ---------   -----   --------

9/09/93     American Royal                 Australian insurer QBE Ins. Group         59.0       N.A.    N.A.        N.A.      N.A.
            Reinsurance Co. (Sub of        acquired Royal Insurance's U.S.
            Royal Insurance)/QBE           reinsurance subsidiary. American
            Insurance                      Royal Re writes property (50%),
                                           casualty (30%), and accident and
                                           health (20%) through intermediaries
                                           on a treaty and facultative basis.

07/29/93     Underwriters Reinsurance      Alleghany Corporation purchased the      216.1(2)     6.4    N.A.        1.48      N.A.
             Co. (Sub. of Underwriters     remaining 93% of Underwriters Re,
             Re Holding)/Alleghany         which had been in registration.
             Corp.                         Underwriters was owned by a
                                           consortium led by Goldman Sachs and
                                           Continental Corporation, and wrote
                                           multi-line insurance and specialized
                                           coverages.

03/22/93     Kemper Re/Lumbermens          Kemper swapped Kemper Re and its 50%     610.2       N.M.    N.A.        1.80      N.A.
             Mutual                        interest in a risk management company
                                           to Lumbermens in exchange for
                                           Lumbermens 35% stake in Kemper.

06/09/92     American Re-Insurance         A KKR Fund purchased American Re, the  1,429.5(3)     9.6    N.A.        1.20      N.A.
             Corp. (Sub. of                third largest P&C Reinsurance Company
             Aetna)/American Re Corp.      in the U.S., a direct writer, from
             (Formed by KKR)               Aetna.


03/20/92     Belvedere Corp./Christiana    Norwegian UNI Storebrand purchased US     37.4(4)    18.1    N.A.        0.79      N.A.
             General Insurance (Sub. of    treaty property & casualty reinsurer
             UNI Storebrand AS.)           Belvedere Corp.

01/10/92     Chartwell Re Corp. (Sub.      Chartwell, a property casualty            71.0        8.9    N.A.        1.08      N.A.
             of NWNL                       reinsurance subsidiary of NWNL, was
             Companies)/Wand               sold to an investor group led by Wand
             Partners/Michigan Mutual      Partners, and SG Warburg affiliate,
                                           and Michigan Mutual.

08/29/89     National Reinsurance          National Re, a mu1ti-line P&C treaty     395.1       10.4    N.A.        1.41      N.A.
             Corp./Robert M. Bass &        reinsurer, was sold to a management
             Acadia                        and Bass Acadia Fund partnership.
                                           National Re had been owned by Lincoln
                                           National.

                                           Price Paid as a
                                             Multiple of
                                            Acquiree GAAP
                                           -----------------
Announcement                                  Net     Market   ROAE of
   Date          Acquiree/Acquiror         Premiums   Value    Acquiree
------------ -------------------------     --------   ------   --------
9/09/93      American Royal                   N.A.      N.A.       N.A.
             Reinsurance Co. (Sub of
             Royal Insurance)/QBE
             Insurance




07/29/93     Underwriters Reinsurance       144.4      N.A.      19.04
             Co. (Sub. of Underwriters
             Re Holding)/Alleghany
             Corp.





03/22/93     Kemper Re/Lumbermens            N.A.      N.A.       N.M.
             Mutual



06/09/92     American Re-Insurance           142.3     N.A.      17.15
             Corp. (Sub. of
             Aetna)/American Re Corp.
             (Formed by KKR)


03/20/92     Belvedere Corp./Christiana      136.2     1.58       4.50
             General Insurance (Sub. of
             UNI Storebrand AS.)

01/10/92     Chartwell Re Corp. (Sub.         N.A.     N.A.       N.A.
             of NWNL
             Companies)/Wand
             Partners/Michigan Mutual


08/29/89     National Reinsurance             N.A.     N.A.       13.4
             Corp./Robert M. Bass &
             Acadia

                                                                  MORGAN STANLEY

                                  PROJECT JUICE
================================================================================
             Premiums Paid in Selected U.S. Reinsurance Transactions
                                    (US$ MM)
                                   (continued)

                                              Price Paid as a Multiple of Acquiree GAAP
                                         ----------------------------------------------------------------------
                                                       LTM    Forward             Economic
Announcement Acquiree/        Deal       Aggregate     Net      Net       Book      Book         Net     Market   ROAE of
   Date      Acquiror      Description     Value     Income   Income(5)   Value    Value(6)   Premiums   Value    Acquiree
------------ ---------     -----------   ---------   ------   ---------   -----   ---------   --------   ------   --------

                                         =================================================================================
                                         High          22.2x     16.4     3.89x      2.60       348.7%    l.76x      20.6%
                                         Low            6.4      12.4     0.79       0.52        97.0     1.49        4.50
                                         Mean          12.7      14.5     1.62       1.55       202.3     1.61       11.68
                                         =================================================================================

Notes:    (1)  Equity value is $130.4MM and assumed debt is $7OMM.

          (2) Actual purchase is $2OlMM for a 93% interest. Value is grossed up for multiple purposes.

          (3)  GAAP financial data for multiples is as of 12/31/91.

          (4) Actual purchase is $16.9MM for remaining 45.2% interest. Value is grossed up for multiple purposes.

          (5)  Defined as I/B/E/S estimated net income for the next fiscal year.

          (6)  Calculated using MS Research analyst Ken Posner's methodology.

                                                                  MORGAN STANLEY